As filed with the Securities and Exchange Commission on February 27, 2015
1933 Act File No. 033-07559
1940 Act File No. 811-04767
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 52	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 53	[ X ]
(Check appropriate box or boxes.)

EAGLE GROWTH & INCOME FUND
(Exact name of Registrant as Specified in Charter)
880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 567-8143
SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)
Copy to:
KATHY KRESCH INGBER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006-1600
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on March 1, 2015 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EAGLE GROWTH & INCOME FUND
CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet
Contents of Registration Statement
Combined Prospectus for Class A, Class C, Institutional Class – I and Retirement Class – R-3, R-5 and R-6 shares of Capital Appreciation Fund, Growth & Income Fund, International Stock Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund and Smaller Company Fund
Combined Statement of Additional Information for Capital Appreciation Fund, Growth & Income Fund, International Stock Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund and Smaller Company Fund
Part C of Form N-1A
Signature Page
Exhibits

Eagle Mutual Funds
Prospectus
March 1, 2015
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These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the Funds’ Prospectus. Any representation to the contrary is a criminal offense.
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCLX	HRCMX
Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGRX	HIGSX	HIGUX
International Stock Fund	EISAX	EISDX	EISIX	EISRX	EISSX	EISVX
Investment Grade Bond Fund	EGBAX	EGBCX	EGBLX	EGBRX	EGBTX
Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HAREX	HARSX	HRAUX
Mid Cap Stock Fund	HMCAX	HMCCX	HMCJX	HMRRX	HMRSX	HMRUX
Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRRX	HSRSX	HSRUX
Smaller Company Fund	EGEAX	EGECX	EGEIX	EGERX	EGESX	EGEUX

Table of Contents
	Capital Appreciation Fund	Growth & Income Fund	International Stock Fund	Investment Grade Bond Fund	Mid Cap Growth Fund	Mid Cap Stock Fund	Small Cap Growth Fund	Smaller Company Fund
Investment Objective	1	4	7	10	13	16	19	22
Fees and Expenses	1	4	7	10	13	16	19	22
Expense Example	1	4	7	10	13	16	19	22
Portfolio Turnover	1	4	7	10	13	16	19	22
Principal Investment Strategies	1	4	7	10	13	16	19	22
Principal Risks	1	4	8	11	13	17	19	23
Performance	2	5	8	11	14	17	20	23
Investment Adviser	2	5	9	12	14	18	20	24
Subadviser	2		9	–	–	–	–	–
Portfolio Manager(s)	2	6	9	12	14	18	20	24
Purchase and Sale of Fund Shares	3	6	9	12	15	18	21	24
Tax Information	3	6	9	12	15	18	21	24
Payments To Broker-Dealers and Other Financial Intermediaries	3	6	9	12	15	18	21	24

More Information About the Funds
Additional Information About the Funds	25
Additional Information Regarding Investment Strategies	25
Additional Information About Principal Risk Factors	27
Investment Adviser	31
Subadvisers	32
Portfolio Managers	32
Distributor	33
Rule 12b-1 Distribution Plan	33
Payments to Financial Intermediaries	34
Your Investment	35
Class A Shares	35
Sales Charge Reductions	35
Class C Shares	36
Application of CDSC	36
Reinstatement Privilege	37
Class I Shares	37
Class R-3 and R-5 Shares	37
Class R-6 Shares	37
Investing in Shares	37
How to Invest	38
How To Sell Your Investment	39
How To Exchange Your Shares	40
Valuing Your Shares	41
Doing Business with the Funds	42
Dividends, Capital Gain Distributions and Taxes	43
Description of Indices	45
Fund Symbols, CUSIPs and Codes	46
Financial Highlights	47
For More Information	53

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Eagle Mutual Funds
SUMMARY OF CAPITAL APPRECIATION FUND | 3.1.2015
Investment objective | The Eagle Capital Appreciation Fund (“Capital Appreciation Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 27 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.38%	0.37%	0.33%	0.46%	0.34%	0.25%(c)
Total Annual Fund Operating Expenses (b)	1.23%	1.97%	0.93%	1.56%	0.94%	0.85%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.01%	0.00%	0.01%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	1.97%	0.94%	1.56%	0.95%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2016 as follows: Class A - 1.40%, Class C - 2.20%, Class I - 0.95%, Class R-3 - 1.65%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.
(c) Other expenses are estimated for the current fiscal year.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class I and Class R-5 shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$594	$847	$1,119	$1,893
Class C	$300	$618	$1,062	$2,296
Class I	$96	$297	$516	$1,144
Class R-3	$159	$493	$850	$1,856
Class R-5	$97	$301	$521	$1,156
Class R-6	$87	$271	$471	$1,049

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Capital Appreciation Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be underpriced in relation to the company’s long-term growth fundamentals. The strategy of the fund’s portfolio management team is based upon systematic analysis of fundamental and technical factors, significantly aided by a quantitative process. The fund typically invests in the stocks of large- and mid-capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. The fund may sell securities when they no longer meet the portfolio management team’s investment criteria.
Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks:
•Equity securities are subject to stock market risk. In addition, common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, and more volatile performance, compared to larger, more established companies;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	22.13%	June 30, 2009
Worst Quarter	(33.06)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2014):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A – Before Taxes	12/12/1985	8.85%	12.56%	7.29%
After Taxes on Distributions		5.48%	11.29%	6.38%
After Taxes on Distributions and Sale of Fund Shares		7.81%	10.00%	5.84%
Class C – Before Taxes	4/3/1995	13.42%	12.85%	7.00%
Class I – Before Taxes	3/21/2006	14.58%	14.04%		8.09%
Class R-3 – Before Taxes	9/12/2007	13.87%	13.34%		6.87%
Class R-5 – Before Taxes	10/2/2006	14.55%	14.03%		8.55%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell 1000® Growth Index (Lifetime period is measured from the inception date of Class I shares)	13.05%	15.81%	8.49%	8.71%

No performance information is presented for Class R-6 shares because Class R-6 shares have not yet commenced operations for this fund. If and when Class R-6 shares commence operations for this fund, current performance data as of the most recent month-end may be found on our website at eagleasset.com.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.
Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.
Subadviser | ClariVest Asset Management LLC (“ClariVest”) serves as the subadviser to the fund.
Portfolio Managers | David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Stacey R. Nutt, Ph.D., are Co-Portfolio Managers of the fund. Mr. Pavan, Dr. Feng, Mr. Wagner and Dr. Nutt are jointly and primarily responsible for the day-to-day management of the fund and have been Co-Portfolio Managers of the fund since June 2013.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares , when offered, will be available for purchase only through a qualifying retirement plan, nonqualified deferred compensation plan, or certain voluntary employee benefit association and post-retirement benefit plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
3

SUMMARY OF GROWTH & INCOME FUND | 3.1.2015
Investment objective | The Eagle Growth & Income Fund (“Growth & Income Fund” or the “fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Growth & Income Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 27 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.30%	0.32%	0.30%	0.43%	0.29%	0.19%
Total Annual Fund Operating Expenses	1.02%	1.79%	0.77%	1.40%	0.76%	0.66%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$574	$784	$1,011	$1,664
Class C	$282	$563	$970	$2,105
Class I	$79	$246	$428	$954
Class R-3	$143	$443	$766	$1,680
Class R-5	$78	$243	$422	$942
Class R-6	$67	$211	$368	$822

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Growth & Income Fund seeks to achieve its objective by investing primarily in domestic equity securities (predominantly common stocks) that the portfolio managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The portfolio managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500 Index; (2) potential for growth; and (3) stock price below its estimated intrinsic value. The fund generally sells securities when their price appreciations reach or exceed sustainable levels, a company’s fundamentals deteriorate, or a more attractive investment opportunity develops. Equity securities purchased by the fund typically include common stocks, convertible securities, preferred stocks, and real estate investment trusts (“REITs”). In addition, the fund generally invests in mid- and large-capitalization companies that are diversified across different industries and sectors. From time to time, the fund’s portfolio may include the stocks of fewer companies than other diversified funds.
The fund also may own a variety of other securities that, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals. These securities include equity securities of companies economically tied to countries outside of the U.S.
Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks:
•Equity securities are subject to stock market risk. In addition, common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Convertible securities also are subject to the risk that the credit standing of the
4

issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values;
•Focused holdings risk is the risk of a fund holding a core portfolio of stocks of fewer companies than other diversified funds;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, and more volatile performance, compared to larger, more established companies;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and
•Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	23.28%	June 30, 2009
Worst Quarter	(14.03)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2014):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A – Before Taxes	12/15/1986	4.57%	11.88%	8.47%
After Taxes on Distributions		3.95%	11.12%	7.25%
After Taxes on Distributions and Sale of Fund Shares		3.08%	9.52%	6.62%
Class C – Before Taxes	4/3/1995	8.92%	12.16%	8.18%
Class I – Before Taxes	3/18/2009	10.02%	13.34%		19.12%
Class R-3 – Before Taxes	9/30/2009	9.30%	12.64%		12.57%
Class R-5 – Before Taxes	12/28/2009	10.08%	13.33%		13.18%
Class R-6 – Before Taxes	8/15/2011	10.18%			17.41%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
S&P 500® Index (Lifetime period is measured from the inception date of Class I shares)	13.69%	15.45%	7.67%	20.33%

To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.
Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.
5

Portfolio Managers | Edmund Cowart, CFA®, David Blount, CFA®, CPA, John Pandtle, CFA®, Jeff Vancavage, CFA®, and Harald Hvideberg, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Cowart, Blount and Pandtle have been Co-Portfolio Managers of the fund since 2011. Mr. Vancavage has served as the fund’s Co-Portfolio Manager since 2013. Mr. Hvideberg has served as the fund’s Co-Portfolio Manager since August 2014.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan, nonqualified deferred compensation plan, or certain voluntary employee benefit association and post-retirement benefit plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6

SUMMARY OF INTERNATIONAL STOCK FUND | 3.1.2015
Investment objective | The Eagle International Stock Fund (“International Stock Fund” or the “fund”) seeks capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the International Stock Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 27 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	4.86%	4.83%	4.58%	4.87%	4.82%	4.82%
Acquired Fund Fees	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses (b)	5.98%	6.70%	5.45%	6.24%	5.69%	5.69%
Fee Waiver and/or Expense Reimbursement	(4.39)%	(4.33)%	(4.28)%	(4.49)%	(4.52)%	(4.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.59%	2.37%	1.17%	1.75%	1.17%	1.07%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2016 as follows: Class A – 1.75%, Class C – 2.55%, Class I – 1.15%, Class R-3 - 1.75%, Class R-5 – 1.15%, and Class R-6 – 1.05%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$629	$1,796	$2,939	$5,702
Class C	$340	$1,592	$2,898	$5,975
Class I	$119	$1,246	$2,362	$5,110
Class R-3	$178	$1,450	$2,692	$5,663
Class R-5	$119	$1,293	$2,450	$5,274
Class R-6	$109	$1,284	$2,442	$5,269

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 96% of the average value of its portfolio.
Principal investment strategies | The International Stock Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; or (5) any other issuer that the subadviser believes may expose the fund’s assets to the economic fortunes and risks of a country or countries outside of the U.S. The fund’s benchmark is the MSCI EAFE® Index which measures large- and mid-cap equity performance across 21 of 23 developed countries, excluding the U.S. and Canada.
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In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.
The fund may invest in exchange traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.
Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase or decrease. Investments in this fund are subject to the following primary risks:
•Equity securities are subject to stock market risk. In addition, common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible preferred stocks are sensitive to movements in interest rates. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;
•Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;
•Investing in other investment companies and ETFs carries with it the risk that, by investing in another investment company or ETF, the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations;
•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
•Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by the same economic or market conditions; and
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During performance period	Return	Quarter Ended
(Class A shares):
Best Quarter	9.86%	September 30, 2013
Worst Quarter	(5.29)%	September 30, 2014

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
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Average annual total returns
(for the periods ended December 31, 2014):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	Lifetime
Class A –Before Taxes	2/28/2013	(8.47)%	4.40%
After Taxes on Distributions		(10.32)%	3.07%
After Taxes on Distributions and Sale of Fund Shares		(4.02)%	3.12%
Class C – Before Taxes	2/28/2013	(4.70)%	6.30%
Class I – Before Taxes	2/28/2013	(3.48)%	7.64%
Class R-3 – Before Taxes	2/28/2013	(4.10)%	6.99%
Class R-5 – Before Taxes	2/28/2013	(3.51)%	7.62%
Class R-6 – Before Taxes	2/28/2013	(3.42)%	7.72%
Index (reflects no deduction for fees, expenses or taxes)	1-yr	Lifetime
MCSI EAFE® Index (Lifetime period is measured from the inception date of Class A shares)	(4.90)%	6.36%

To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.
Subadviser | ClariVest Asset Management LLC (“ClariVest”) serves as the subadviser to the fund.
Portfolio Managers | David R. Vaughn, CFA®, Stacey R. Nutt, Ph.D., and Alex Turner, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception, Dr. Nutt since June 2013 and Mr. Turner since March 2015. Priyanshu Mutreja, CFA®, has served as Assistant Portfolio Manager since March 2015.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan, nonqualified deferred compensation plan, or certain voluntary employee benefit association and post-retirement benefit plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SUMMARY OF INVESTMENT GRADE BOND FUND | 3.1.2015
Investment objective | The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund” or the “fund”) seeks current income and preservation of capital.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Investment Grade Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 27 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.66%	0.66%	0.61%	0.75%	0.51%	0.20% (c)
Total Annual Fund Operating Expenses (b)	1.21%	1.96%	0.91%	1.55%	0.81%	0.50%
Fee Waiver and/or Expense Reimbursement	(0.36)%	(0.31)%	(0.31)%	(0.40)%	(0.21)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.65%	0.60%	1.15%	0.60%	0.50%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2016 as follows: Class A - 0.85%, Class C - 1.65%, Class I - 0.60%, Class R-3 - 1.15%, Class R-5 - 0.60%, and Class R-6 - 0.50%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(c) Other expenses are estimated for the current fiscal year.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class A, Class C, Class I, Class R-3 and Class R-5 shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$459	$710	$982	$1,755
Class C	$268	$585	$1,029	$2,260
Class I	$61	$259	$474	$1,091
Class R-3	$117	$450	$807	$1,812
Class R-5	$61	$238	$429	$982
Class R-6	$51	$160	$280	$628

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 139% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Investment Grade Bond Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. and foreign investment grade fixed income instruments of varying maturities. Investment grade is defined as securities rated BBB- or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the fund’s portfolio managers. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The fund’s strategy is to actively allocate assets among market sectors. The fund expects to invest in a variety of fixed income securities including, but not limited to:
•corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;
•bank certificates of deposit;
•debt securities issued by states or local governments and their agencies;
•obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises;
•obligations of international agencies or supranational entities (such as the European Union);
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•obligations issued or guaranteed by the U.S. government and its agencies;
•mortgage-backed securities and asset-backed securities;
•commercial real estate securities; and
•floating rate instruments.
In addition, the fund may invest a portion of its assets in lower-rated corporate bonds (commonly referred to as “junk bonds”) and other fixed income securities that focus on delivering high income. The fund may sell securities when the portfolio managers believe that they no longer meet the fund’s investment criteria.
Principal risks | The greatest risk of investing in this fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.
As a result, the fund’s net asset value (“NAV”) may also increase or decrease. Investments in this fund are subject to the following primary risks:
•Call risk is the possibility that, as interest rates decline, issuers of callable bonds may call fixed income securities with high interest rates prior to their maturity dates, which may force a fund to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income;
•Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;
•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the fund. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders;
•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes;
•Government sponsored enterprises (“GSE”) risk is due to obligations issued by GSEs having variations in the level of support they receive from the U.S. government; such obligations may not be backed by the full faith and credit of the U.S. government;
•High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility;
•Inflation risk is the risk that high rates of inflation or changes in the market’s inflation expectations may adversely affect the market value of inflation-sensitive securities;
•Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund;
•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;
•Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;
•Municipal securities risk is the possibility that a municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements;
•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs; and
•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

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During performance period	Return	Quarter Ended
(Class A shares):
Best Quarter	3.14%	June 30, 2010
Worst Quarter	(1.95)%	December 31, 2010

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2014):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	Lifetime
Class A –Before Taxes	3/1/2010	(1.46)%	1.85%
After Taxes on Distributions		(2.13)%	1.16%
After Taxes on Distributions and Sale of Fund Shares		(0.83)%	1.22%
Class C – Before Taxes	3/1/2010	1.46%	1.83%
Class I – Before Taxes	3/1/2010	2.54%	2.93%
Class R-3 – Before Taxes	3/1/2010	1.99%	2.35%
Class R-5 – Before Taxes	3/1/2010	2.58%	2.88%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	Lifetime
Barclays Capital U.S. Intermediate Government/Credit Bond Index (Lifetime period is measured from the inception date of Class A shares)	3.13%	3.27%

No performance information is presented for Class R-6 shares because Class R-6 shares have not yet commenced operations for this fund. If and when Class R-6 shares commence operations for this fund, current performance data as of the most recent month-end may be found on our website at eagleasset.com.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.
Portfolio Managers | James C. Camp, CFA®, and Joseph Jackson, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund’s investment portfolio. Messrs. Camp and Jackson have been Co-Portfolio Managers of the fund since inception.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares, when offered, will be available for purchase only through a qualifying retirement plan, nonqualified deferred compensation plan, or certain voluntary employee benefit association and post-retirement benefit plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
12

SUMMARY OF MID CAP GROWTH FUND | 3.1.2015
Investment objective | The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 27 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.35%	0.30%	0.26%	0.39%	0.28%	0.18%
Total Annual Fund Operating Expenses	1.19%	1.89%	0.85%	1.48%	0.87%	0.77%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$591	$835	$1,098	$1,850
Class C	$292	$594	$1,021	$2,212
Class I	$87	$271	$471	$1,049
Class R-3	$151	$468	$808	$1,768
Class R-5	$89	$278	$482	$1,073
Class R-6	$79	$246	$428	$954

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Mid Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. The fund’s portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $275 million to $38 billion during the 12-month period ended December 31, 2014.
The fund will invest primarily in the equity securities of companies that the portfolio managers believe have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. The portfolio managers generally do not emphasize investment in any particular investment sector or industry. The fund will generally sell when the stock has met the portfolio managers’ target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets.
Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks:
•Equity securities are subject to stock market risk. In addition, common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Convertible securities also are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value.
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Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, and more volatile performance, compared to larger, more established companies;
•Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by the same economic or market conditions;
•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies; and
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	18.31%	December 31, 2010
Worst Quarter	(25.72)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2014):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	8/20/1998	4.43%	14.53%	9.37%
After Taxes on Distributions		2.12%	13.65%	8.27%
After Taxes on Distributions and Sale of Fund Shares		4.43%	11.70%	7.49%
Class C – Before Taxes	8/20/1998	8.86%	14.84%	9.11%
Class I – Before Taxes	6/21/2006	10.01%	16.05%		11.42%
Class R-3 – Before Taxes	1/12/2009	9.30%	15.34%		19.58%
Class R-5 – Before Taxes	12/28/2009	9.97%	16.03%		15.76%
Class R-6 – Before Taxes	8/15/2011	10.11%			17.82%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell Midcap® Growth Index (Lifetime period is measured from the inception date of Class I shares)	11.90%	16.94%	9.43%	9.61%

To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may equal or exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.
Portfolio Managers | Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Boksen has managed the fund since its inception and Mr. Mintz has managed the fund since 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the fund since 2006.
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Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan, nonqualified deferred compensation plan, or certain voluntary employee benefit association and post-retirement benefit plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
15

SUMMARY OF MID CAP STOCK FUND | 3.1.2015
Investment objective | The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 27 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.37%	0.36%	0.50%	0.43%	0.34%	0.22%
Total Annual Fund Operating Expenses (b)	1.22%	1.96%	1.10%	1.53%	0.94%	0.82%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	(0.15)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.22%	1.96%	0.95%	1.53%	0.94%	0.82%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2016 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example incorporates the fee waiver/expense reimbursement arrangement for Class I shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$593	$844	$1,113	$1,882
Class C	$299	$615	$1,057	$2,285
Class I	$97	$335	$592	$1,327
Class R-3	$156	$483	$834	$1,824
Class R-5	$96	$300	$520	$1,155
Class R-6	$84	$262	$455	$1,014

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Mid Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-capitalization companies. The fund’s portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Index during the most recent 12-month period. The Russell Midcap® Index ranged from approximately $206 million to $38 billion during the 12-month period ended December 31, 2014.
The fund will invest primarily in the stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-capitalization companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team’s growth and valuation guidelines. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.
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Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks:
•Equity securities are subject to stock market risk. In addition, common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Convertible securities also are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, and more volatile performance, compared to larger, more established companies;
•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and
•Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	15.83%	September 30, 2009
Worst Quarter	(22.89)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2014):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	11/6/1997	(0.50)%	9.79%	6.19%
After Taxes on Distributions		(2.29)%	8.43%	4.85%
After Taxes on Distributions and Sale of Fund Shares		1.19%	7.71%	4.78%
Class C – Before Taxes	11/6/1997	3.69%	10.05%	5.93%
Class I – Before Taxes	6/6/2006	4.76%	11.21%		6.64%
Class R-3 – Before Taxes	8/10/2006	4.11%	10.55%		6.36%
Class R-5 – Before Taxes	10/2/2006	4.77%	11.27%		6.63%
Class R-6 – Before Taxes	8/15/2011	4.91%			14.08%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell Midcap® Index (Lifetime period is measured from the inception date of Class I shares)	13.22%	17.19%	9.56%	9.22%
S&P MidCap 400® Index	9.77%	16.54%	9.71%	9.47%

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To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.
Portfolio Managers | Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Co-Portfolio Managers of the fund since 2012.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan, nonqualified deferred compensation plan, or certain voluntary employee benefit association and post-retirement benefit plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
18

SUMMARY OF SMALL CAP GROWTH FUND | 3.1.2015
Investment objective | The Eagle Small Cap Growth Fund (“Small Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 27 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.34%	0.30%	0.26%	0.40%	0.25%	0.14%
Total Annual Fund Operating Expenses	1.11%	1.82%	0.78%	1.42%	0.77%	0.66%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$583	$811	$1,058	$1,762
Class C	$285	$573	$985	$2,137
Class I	$80	$249	$433	$966
Class R-3	$145	$449	$776	$1,702
Class R-5	$79	$246	$428	$954
Class R-6	$67	$211	$368	$822

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. The fund’s portfolio manager considers small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $10.6 billion during the 12-month period ended December 31, 2014).
When making their investment decisions, the portfolio managers generally focus on investing in the securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.
Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks:
•Equity securities are subject to stock market risk. In addition, common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial
19

resources, and more volatile performance, compared to larger, more established companies;
•Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by the same economic or market conditions;
•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies; and
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	20.03%	June 30, 2009
Worst Quarter	(27.14)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2014):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	5/7/1993	0.10%	15.29%	8.30%
After Taxes on Distributions		(2.49)%	14.62%	7.52%
After Taxes on Distributions and Sale of Fund Shares		2.19%	12.35%	6.72%
Class C – Before Taxes	4/3/1995	4.34%	15.61%	8.03%
Class I – Before Taxes	6/27/2006	5.43%	16.76%		10.50%
Class R-3 – Before Taxes	9/19/2006	4.77%	16.16%		9.33%
Class R-5 – Before Taxes	10/2/2006	5.45%	16.83%		10.05%
Class R-6 – Before Taxes	8/15/2011	5.59%			16.02%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell 2000® Growth Index (Lifetime period is measured from the inception date of Class I shares)	5.60%	16.80%	8.54%	9.52%

To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.
Portfolio Managers | Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Boksen has managed the fund since 1995 and Mr. Mintz has managed the fund since 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the fund since March 2015.
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Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan, nonqualified deferred compensation plan, or certain voluntary employee benefit association and post-retirement benefit plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SUMMARY OF SMALLER COMPANY FUND | 3.1.2015
Investment objective | The Eagle Smaller Company Fund (“Smaller Company Fund” or the “fund”) seeks capital growth.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Smaller Company Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 27 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.51%	0.49%	0.50%	0.67%	0.44%	0.34%
Acquired Fund Fees	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses (b)	1.38%	2.11%	1.12%	1.79%	1.06%	0.96%
Fee Waiver and/or Expense Reimbursement	0.02%	0.02%	(0.15)%	(0.07)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	2.13%	0.97%	1.72%	0.97%	0.87%
(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2016 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$611	$893	$1,196	$2,055
Class C	$316	$663	$1,136	$2,443
Class I	$99	$341	$602	$1,350
Class R-3	$175	$557	$963	$2,099
Class R-5	$99	$328	$576	$1,286
Class R-6	$89	$297	$522	$1,170

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Smaller Company Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies. The fund’s portfolio managers consider small-capitalization companies to be those smaller companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period (approximately $10.6 billion during the 12-month period ended December 31, 2014).
The fund’s portfolio managers use a core value approach to select the fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. Factors that the portfolio managers look for in selecting investments include: (1) favorable expected returns relative to perceived risk; (2) management with demonstrated ability and commitment to the company; (3) above average potential for earnings and revenue growth; (4) low market valuations relative to forecasted earnings, book value, cash flow and sales; (5) turnaround potential for companies that have been through difficult periods; (6) low debt levels relative to total capitalization; and (7) strong industry fundamentals, such as increasing or sustainable demand and barriers to entry. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
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Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks:
•Equity securities are subject to stock market risk. In addition, common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;
•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, and more volatile performance, compared to larger, more established companies;
•Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that by investing in another investment company or ETF the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations;
•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and
•Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During performance period	Return	Quarter Ended
(Class A shares):
Best Quarter	25.26%	June 30, 2009
Worst Quarter	(19.93)%	September 30, 2011

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Average annual total returns
(for the periods ended December 31, 2014):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	Lifetime
Class A –Before Taxes	11/3/2008	(5.13)%	12.67%	14.63%
After Taxes on Distributions		(12.72)%	9.67%	11.93%
After Taxes on Distributions and Sale of Fund Shares		3.27%	10.22%	11.87%
Class C – Before Taxes	11/3/2008	(1.06)%	12.90%	14.64%
Class I – Before Taxes	3/9/2009	0.18%	14.30%	25.26%
Class R-3 – Before Taxes	12/28/2009	(0.60)%	13.47%	13.18%
Class R-5 – Before Taxes	12/28/2009	0.10%	14.30%	14.00%
Class R-6 – Before Taxes	8/15/2011	0.03%		15.62%
Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	Lifetime
Russell 2000®Index (Lifetime period is measured from the inception date of Class A shares)	4.89%	15.55%	15.54%
Russell 2500TM Index	7.07%	16.36%	17.38%

To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.
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After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.
Portfolio Managers | Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Co-Portfolio Managers of the fund since October 2014.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan, nonqualified deferred compensation plan, or certain voluntary employee benefit association and post-retirement benefit plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information About the Funds
Each fund’s investment objective is non-fundamental and may be changed by the Boards of Trustees without shareholder approval.
As a temporary defensive measure because of market, economic or other conditions, each fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. Each fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that a fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Additional Information Regarding Investment Strategies
Capital Appreciation Fund | In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance relative to the Russell 1000® Growth Index, which is a growth-oriented benchmark.
The fund will invest primarily in the common stocks of large- and mid-capitalization U.S. companies that the portfolio management team believes have the potential for earnings growth and improvement in investor sentiment. In addition, as a non-principal investment strategy, the fund may invest in common stocks of foreign companies. The intrinsic worth of the companies’ stocks may not be recognized by the market or the stocks may be currently out of favor with investors. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.
Growth & Income Fund | The fund’s portfolio managers adhere to a relative value investment style, employing a “bottom-up” investment process that seeks to acquire promising companies with sound business fundamentals at a time when they believe intrinsic value is not fully recognized by the marketplace. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The portfolio managers select companies based upon their belief that those companies have the following characteristics:
Income
•Yield or dividend growth at or above the S&P 500 Index;
•Demonstrated commitment to paying and increasing dividends.
Growth
•Dominance in expanding industry;
•Growth rate greater than inflation;
•Dividend yield plus growth is more than 10 percent;
•Demonstrated commitment to increasing dividends.
Stability
•Free cash flow and shareholder-oriented management;
•Stock price below estimated intrinsic value.
Sell Discipline
•Price appreciation near or above sustainable level;
•Deterioration of company fundamentals, indicative of dividend cut;
•Occupation of too large a portion of total portfolio;
•Development of more attractive investment opportunity.
Equity securities typically include common stocks and may include foreign stocks (a portion of which may be invested in emerging markets), convertible securities, preferred stocks, and real estate investment trusts (“REITs”). The fund also may invest in corporate bonds and government securities, including securities issued by U.S. government-sponsored enterprises, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The securities in which the fund may invest may be rated below investment grade by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings Ltd. or, if unrated, deemed to be of comparable quality.
The fund may purchase debt securities of any maturity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.
International Stock Fund | In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance.
The fund may sell securities when they no longer meet the portfolio manager’s investment criteria and/or to take advantage of more attractive investment opportunities.
Investment Grade Bond Fund | The fund’s strategy is to actively allocate assets among fixed income sectors. The fund may invest in instruments of any maturity but expects to typically invest in instruments with maturities shorter than 10 years. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration.
The fund’s portfolio managers’ analysis of corporate and agency bonds may include consideration of a company’s experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the portfolio managers may consider factors such as anticipated cash flow, company credit rating, interest or dividend
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coverage, asset coverage and earnings prospects. The fund may sell securities when the portfolio managers believe that they no longer meet the fund’s investment criteria.
Mid Cap Growth Fund | The portfolio managers use a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio managers attempt to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. The portfolio managers generally do not emphasize investment in any particular investment sector or industry. The fund will generally sell when the stock has met the portfolio managers’ target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets.
Mid Cap Stock Fund | The fund’s portfolio managers use a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The fund’s portfolio managers seek to purchase mid-cap companies that have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-cap companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team’s growth and valuation guidelines.
The fund will invest primarily in stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have competitive advantages in their sectors. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.
Small Cap Growth Fund | When making their investment decisions, the portfolio managers generally focus on investing in the securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The portfolio managers utilize a “bottom-up” approach to identifying the companies in which the fund invests and perform proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.
Smaller Company Fund | The fund’s portfolio managers use a core value approach to select the fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. In making that assessment of value, the portfolio managers employ a “bottom-up” analytic style and perform fundamental research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles and focuses on the outlook at the company and industry level. Factors that the portfolio managers look for in selecting investments include:
•Favorable expected returns relative to perceived risk;
•Management with demonstrated ability and commitment to the company;
•Above average potential for earnings and revenue growth;
•Low market valuations relative to forecasted earnings, book value, cash flow and sales;
•Turnaround potential for companies that have been through difficult periods;
•Low debt levels relative to total capitalization; and
•Strong industry fundamentals, such as increasing or sustainable demand and barriers to entry.
The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
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Additional Information About Principal Risk Factors
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. The following table identifies the risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.
Risk	Capital Appreciation Fund	Growth & Income Fund	International Stock Fund	Investment Grade Bond Fund	Mid Cap Growth Fund	Mid Cap Stock Fund	Small Cap Growth Fund	Smaller Company Fund
Call				X
Credit				X
Equity securities	X	X	X		X	X	X	X
Fixed income market				X
Focused holdings		X
Foreign securities		X	X	X
Government sponsored enterprises				X
Growth stocks	X	X	X		X	X	X	X
High-yield securities				X
Inflation				X
Interest rates				X
Liquidity			X	X
Market timing			X				X	X
Mid-cap companies	X	X			X	X	X	X
Mortgage- and asset-backed securities				X
Municipal securities				X
Other investments companies and ETFs			X					X
Portfolio turnover			X	X
Redemptions				X
Sectors			X		X		X
Small-cap companies					X	X	X	X
Stock market	X	X	X		X	X	X	X
Value stocks	X	X	X

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Call | Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.
Credit | A fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.
Equity Securities | A fund’s equity securities investments are subject to stock market risk. Such investments may also expose a fund to additional risks:
•	Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
•
Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

•	Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.
•	Depositary Receipts. A fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.
•	REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses.
•	Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Fixed income market | Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by a fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes
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in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.
Focused holdings | For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value (“NAV”) and total return.
Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.
Government sponsored enterprises | Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. government. These obligations vary in the level of support they receive from the U.S. government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. government.
Growth stocks | Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
High-yield securities | Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.
Inflation | Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.
Interest rates | Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Federal Reserve has halted its asset purchases pursuant to quantitative easing. When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a fund holds floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. As of the date of this Prospectus, interest rates are at or near historic lows, which may increase the risk that they could rise significantly and/or rapidly, potentially resulting in substantial losses to the fund.
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Liquidity | Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Market timing | Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the manager and transfer agent of the Funds monitor trading in each fund, there is no guarantee that they can detect all market timing activities.
Mid-cap companies | Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile compared to larger, more established companies, which could increase the volatility of a fund's portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.
Mortgage- and asset-backed securities | Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.
Municipal securities | A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due.
Other investment companies, including ETFs | Investments in the securities of other investment companies , including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations.
As a shareholder, the fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance.
Portfolio turnover | A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors and adversely affect performance.
Redemptions | A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.
Sectors | Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.
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Small-cap companies | Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund's portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund's shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.
Stock market | Markets may at times be volatile and the value of a fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.
Management of Funds
Investment Adviser
Eagle Asset Management, Inc. (“Eagle” or “Manager”) located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the Eagle Capital Appreciation Fund, the Eagle Growth & Income Fund and the funds of the Eagle Series Trust (the “Funds”). Eagle manages, supervises and conducts the business and administrative affairs of the Funds. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2014, Eagle had approximately $31.8 billion of assets under management. The basis for the Boards of Trustees’ (the “Board”) approval of each Investment Advisory contract is contained in the annual report for the period ended October 31, 2014. Except as noted, the table below contains the effective investment advisory fee rate for the last fiscal year for each fund, which takes into account fee caps, fee recovery and breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate may decline as assets increase.
Fee Rates Charged
Capital Appreciation Fund	0.60%
Growth & Income Fund	0.47%
International Stock Fund	0.85%
Investment Grade Bond Fund	0.30%
Mid Cap Growth Fund	0.59%
Mid Cap Stock Fund	0.60%
Small Cap Growth Fund	0.52%
Smaller Company Fund	0.60%

Each fund has entered into an Administration Agreement with Eagle under which each fund pays Eagle for various administrative services at a rate of 0.15% of average daily net assets for Class A, Class C and Class R-3 shares and a rate of 0.10% of average daily net assets for Class I, Class R-5 and Class R-6 shares.
Eagle is registered as an investment adviser under the Investment Advisers Act of 1940. On behalf of each fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission (“CFTC”) and Eagle is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each fund.
As a fund’s asset levels change, its fees and expenses may differ from those reflected in the fund’s fee tables. For example, as asset levels decline, expense ratios may increase. Eagle has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of a fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2016 as follows:
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	Contractual Expense Limitations
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	1.40%	2.20%	0.95%	1.65%	0.95%	0.85%
Growth & Income Fund	1.40%	2.20%	0.95%	1.65%	0.95%	0.85%
International Stock Fund	1.75%	2.55%	1.15%	1.75%	1.15%	1.05%
Investment Grade Bond Fund	0.85%	1.65%	0.60%	1.15%	0.60%	0.50%
Mid Cap Growth Fund	1.50%	2.30%	0.95%	1.70%	0.95%	0.85%
Mid Cap Stock Fund	1.50%	2.30%	0.95%	1.70%	0.95%	0.85%
Small Cap Growth Fund	1.50%	2.30%	0.95%	1.70%	0.95%	0.85%
Smaller Company Fund	1.50%	2.30%	0.95%	1.70%	0.95%	0.85%

For each fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the Funds’ custodian. The contractual fee waiver can be changed only with the approval of a majority of the Board. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Subadvisers
Eagle has selected the following subadviser to provide investment advice and portfolio management services to the Funds’ portfolios:
•ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as the subadviser to the Capital Appreciation Fund and the International Stock Fund. As of December 31, 2014, ClariVest had approximately $3.6 billion of assets under management.
The basis for the Board’s approval of the subadvisory contracts with ClariVest is contained in the annual report for the period ended October 31, 2014.
The Funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Eagle, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers, which are not affiliated with Eagle, without the approval of fund shareholders, but subject to approval by the Board. Eagle has the ultimate responsibility, subject to oversight by the Board, to oversee the Funds’ subadvisers and recommend their hiring, termination and replacement.
In September 2014, the SEC granted Eagle and the Funds a new exemptive order that expanded the existing multi-manager relief to cover subadvisers that are wholly-owned by Eagle or RJF. Eagle and the Funds may not rely on this relief until shareholders have approved the operation of the Funds pursuant to the new order. Eagle and the Funds also have applied to the SEC for relief with respect to subadvisers that are wholly- or partially-owned by, or otherwise affiliated with, Eagle or RJF. Under both the new order and the pending application, Eagle would continue to have ultimate responsibility for overseeing subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Like the current multi-manager relief, the new order and the pending application also require that, within 90 days of hiring a new subadviser, a fund provide shareholders with certain information regarding the subadviser.
The new order grants Eagle and the Funds relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief,the Funds may disclose the aggregate fees payable to unaffiliated subadvisers, the aggregate fees payable to Eagle and wholly-owned subadvisers, and the aggregate fees payable to subadvisers, but not wholly-owned by, Eagle or RJF.
In the future, Eagle may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the Investment Company Act of 1940, or any applicable exemptive relief, fund shareholders. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.

Portfolio Managers
The following portfolio managers are responsible for the day-to-day management of each investment portfolio:
•Capital Appreciation Fund — David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Stacey R. Nutt, Ph.D., are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Pavan, Dr. Feng, Mr. Wagner and Dr. Nutt have been Co-Portfolio Managers of the fund since 2013. Mr. Pavan and Dr. Feng have served as portfolio managers at ClariVest since cofounding it in 2006. Mr. Wagner joined ClariVest in 2007 as a portfolio manager. Prior to forming ClariVest in 2006, Mr. Pavan and Dr. Feng were portfolio managers at Nicholas-Applegate Capital Management. Prior to joining ClariVest in 2007, Mr. Wagner was a business analyst at Advent Software. Dr. Nutt, Chief Investment Officer of ClariVest, provides strategic direction and oversight for the investment process used for the fund and has been a Portfolio Manager of the fund since 2013. Dr. Nutt has served as CIO, CEO and Portfolio Manager at ClariVest since co-founding the firm in 2006.
•Growth & Income Fund — Edmund Cowart, CFA®, David Blount, CFA®, CPA, John Pandtle, CFA®, Jeff Vancavage, CFA®, and Harald Hvideberg,
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CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Cowart, Blount and Pandtle have been Co-Portfolio Managers of the fund since 2011. Mr. Vancavage has served as the fund’s Co-Portfolio Manager since 2013. Mr. Hvideberg has served as the fund’s Co-Portfolio Manager since August 2014. Mr. Cowart joined Eagle in 1999 and has been a Senior Vice President, Managing Director and Portfolio Manager at Eagle since 1999. Mr. Blount joined Eagle in 1993, was a Senior Research Analyst at Eagle from 1999 through 2008 and has been a Portfolio Manager at Eagle since 2008. Mr. Pandtle worked at Eagle from 1999 to 2002, was a Senior Vice President in the equity research department of Raymond James & Associates from 2002 to 2008 and has been a Portfolio Manager at Eagle since 2009. Mr. Vancavage joined Eagle in 2001, was a Senior Research Analyst at Eagle from 2005 to 2013 and has been a Portfolio Manager at Eagle since 2013. Prior to joining Eagle in August 2014, Mr. Hvideberg served as Managing Director, Chief Investment Officer, and Portfolio Manager at Wood Asset Management from 2004 to 2014 and as Portfolio Manager at William R. Hough & Co. from 1999 to 2004.
•International Stock Fund – David R. Vaughn, CFA®, Stacey R. Nutt, Ph.D., and Alex Turner, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception in 2013, Dr. Nutt since 2013 and Mr. Turner since March 2015. Mr. Vaughn has served as a Principal and Portfolio Manager at ClariVest since co-founding it in 2006. Dr. Nutt, who has served as Chief Investment Officer, Chief Executive Officer and Portfolio Manager of ClariVest since co-founding the firm in 2006, provides strategic direction and oversight for the investment process for the fund. Mr. Turner served as Assistant Portfolio Manager of the fund from its inception until March 2015. Prior to joining ClariVest in 2008, Mr. Turner served as a Quantitative Analytic Specialist at FactSet Research Systems, Inc. Priyanshu Mutreja, CFA®, has been an Assistant Portfolio Manager of the fund since March 2015. Prior to joining ClariVest in 2009, Mr. Mutreja was an Associate Intern with Citigroup Global Capital Markets Inc.
•Investment Grade Bond Fund – James C. Camp, CFA®, a Managing Director of Eagle, and Joseph Jackson, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Camp and Mr. Jackson have been Co-Portfolio Managers of the fund since its inception in 2010. Mr. Camp joined Eagle in 1997 and has served as a Portfolio Manager and Analyst for Eagle’s fixed income team. Mr. Jackson has served as a Senior Credit Analyst at Eagle since 2004.
•Mid Cap Growth Fund — Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Boksen since the fund’s inception in 1998 and Mr. Mintz since 2011. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst since 2005. Christopher Sassouni, D.M.D., has been Assistant Portfolio Manager and Vice President of Eagle since 2006 and assists Mr. Boksen and Mr. Mintz in the responsibilities of managing the fund.
•Mid Cap Stock Fund — Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Co-Portfolio Managers of the fund since 2012. Prior to joining Eagle in 2012, Mr. Schwartz served as Co-Portfolio Manager and Senior Vice President at Sentinel Investments from 2004 to 2012. Ms. Pecor served as Co-Portfolio Manager at Sentinel Investments from 2005 to 2012 and Mr. McGeary served as Co-Portfolio Manager at Sentinel Investments from 2011 to 2012 and as Equity Analyst at the same firm from 2005 to 2011.
•Small Cap Growth Fund — Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Boksen has been responsible for the day-to-day management of a portion of the fund since 1995 and as of 2008, Mr. Boksen has been responsible for the day-to-day management of the entire fund. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Mr. Mintz has been Co-Portfolio Manager of the fund since 2011. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the fund since March 2015 and Vice President of Eagle since 2006. He assists Mr. Boksen and Mr. Mintz in the responsibilities of managing the fund.
•Smaller Company Fund — Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Co-Portfolio Managers of the fund since October 2014. Mr. Schwartz, Ms. Pecor and Mr. McGeary joined Eagle in 2012. Previously, Mr. Schwartz served as Co-Portfolio Manager and Senior Vice President at Sentinel Investments from 2004 to 2012. Ms. Pecor served as Co-Portfolio Manager at Sentinel Investments from 2005 to 2012 and Mr. McGeary served as Co-Portfolio Manager at Sentinel Investments from 2011 to 2012 and as Equity Analyst at the same firm from 2005 to 2011.

Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information (“SAI”).

Distributor
Eagle Fund Distributors, Inc. (“Distributor”), a wholly-owned subsidiary of Eagle, serves as the distributor of the Funds. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.

Rule 12b-1 Distribution Plan
Each fund has adopted a distribution plan for each share class under Rule 12b-1 that allows it to pay distribution and service fees for the sale of its A shares, C shares and R-3 shares and for services provided to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis,
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over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Funds’ distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares, except for the Capital Appreciation Fund and the Growth & Income Fund which are authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. Each fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under the Funds’ distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares and 0.50% of average daily net assets on Class R-3 shares. Each fund’s Board has approved current fees of 1.00% on Class C shares and 0.50% on Class R-3 shares, respectively.
The Funds do not incur any direct distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Eagle or any third party may make payments for the sale and distribution of Class I, Class R-5 or Class R-6 shares from its own resources.

Payments to Financial Intermediaries
Eagle, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. Eagle or the Distributor also make cash payments to one or more of its Affiliates. Cash payments include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Eagle or its Affiliates make these payments from their own resources, not out of fund assets (i.e., without additional cost to the Funds or their shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Eagle or its Affiliates may terminate or suspend payments at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Eagle, the Distributor and/or an Affiliate.
Eagle or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. The benefits that Eagle and its Affiliates receive when these payments are made include, among other things, placing the Funds on the financial adviser’s fund sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Eagle and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Eagle or its Affiliates make may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The revenue sharing payments Eagle or its Affiliates make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.
Eagle or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Eagle’s or its Affiliates’ personnel may make presentations on the Funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Funds’ transfer agent or otherwise would be a direct obligation of the Funds. The Funds reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.
Eagle and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Eagle and its Affiliates benefit from the incremental management and other fees paid to Eagle and its Affiliates by the Funds with respect to those assets.
In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Eagle or its Affiliates or the Funds, as well as about fees and/or commissions it charges.
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Your Investment
Each fund offers Class A, Class C, Class I, Class R-3 and Class R-5 shares. Additionally, certain funds offer Class R-6 shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in each class.
Class A Shares
You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.
Sales Charge as a percentage of:
Your Investment in equity funds	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999	4.25%	4.44%	3.75%
$50,000-$99,999	3.75%	3.90%	3.25%
$100,000-$249,999	3.25%	3.36%	2.75%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

Sales Charge as a percentage of:

Your Investment in Investment Grade Bond Fund	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	3.75%	3.99%	3.25%
$25,000-$49,999	3.25%	3.44%	2.75%
$50,000-$99,999	2.75%	2.90%	2.25%
$100,000-$249,999	2.25%	2.36%	1.75%
$250,000-$499,999	1.50%	1.56%	1.00%
$500,000-$999,999	0.50%	0.52%	0.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed. (b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
Sales Charge Reductions
To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the Funds of your eligibility at the time of purchase. If you or your financial adviser does not let the Funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the Funds with information and records (including account statements) of all relevant accounts invested in the Funds. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the Funds know at the time you redeem shares that you qualify for such a waiver.
The Funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager in the account owner relationships listed below.
•Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;
•Accounts opened under a single trust agreement — including those with multiple beneficiaries;
•Purchases made by a qualified retirement or employee benefit plan of a single employer; and
•Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.
Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the current day's NAV of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.
Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). You must inform your financial adviser or the Funds that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between
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the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
SIMPLE IRA | By investing in a SIMPLE individual retirement account (“IRA”) plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.
Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:
•The Manager, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of the Manager; any mutual fund managed by the Manager and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the Funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children — including in-law relationships) and beneficial accounts;
•Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and
•Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the Funds’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.
Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.
Eagle, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.
Any purchase for which the one-time sales concession was paid will be subject to a contingent deferred sales charge (“CDSC”) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The Manager reserves the right to alter or change the finder’s fee policy at any time at its own discretion.
More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, eagleasset.com.

Class C Shares
You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares do not convert to any other class of shares. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.

Application of CDSC
The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.
To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
To receive a reduction or waiver in your Class C initial sales charge, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.

The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:
•To make certain distributions from retirement plans;
•Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
•To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or
•Due to involuntary redemptions by a fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a fund, or other actions.

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Reinstatement Privilege
If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.

Class I Shares
Class I shares are available to individual investors with a minimum investment of $1,000,000 and investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. Eagle at its discretion may waive this minimum amount.

Class R-3 and R-5 Shares
Class R-3 shares are subject to ongoing Rule 12b-1 fees of up to 0.50% of their average daily net assets. Class R-5 shares generally are available only to retirement plans that have $1,000,000 or more in plan assets. Eagle at its discretion may waive this minimum amount. Class R-3 and R-5 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts or individual 401(k) or 403(b) plans. Plan participants should contact the Plan Administrator to consider purchasing these shares.

Class R-6 Shares
Class R-6 shares generally are available only to qualified retirement plans (defined contribution plans established by corporations, partnerships or sole proprietorships),nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans that invest a minimum of $1,000,000 in plan assets in the Funds. Eagle at its discretion may waive this minimum amount. Plan participants should contact the Plan Administrator to consider purchasing these shares.

Investing in Shares
Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.
Investing in A shares and C shares | The minimum investment in A shares and C shares is:
Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

The Funds may waive these minimum requirements at its discretion. Contact the Funds or your financial adviser for further information.
Investing in I shares | For individual investors and qualified institutions purchasing I shares for their own account, the minimum initial investment is $1,000,000. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts. A fund may waive any of these minimums at its sole discretion. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner. The Manager may waive these minimum requirements at its discretion. Contact the Funds or your financial adviser for further information.
Investing in R-3 and R-5 shares | Class R-3 or R-5 shares are available for purchase through eligible employer sponsored retirement plans (including 401(k) plans, 403(b) plans, 457 plans and profit-sharing plans) in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-3 and R-5 shares also are generally only available to retirement plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Additional shares may be purchased through your Plan Administrator. Initial and subsequent purchase minimums are determined by your Plan Administrator.
Investing in R-6 Shares | Class R-6 shares generally are available only to qualified retirement plans (defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans that invest a minimum of $1,000,000 in plan assets in the Funds. Eagle at its discretion may waive this minimum amount.
Purchases may be made through plans in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-6 shares also are generally only available to plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Class R-6 shares are not available directly to individual investors, retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs or Coverdell education savings accounts. Plan participants should contact the Plan Administrator to consider purchasing these shares.
Class R-6 shares may be purchased or redeemed only through a Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the Funds and may charge its plan participants a fee for this service.

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How To Invest
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a purchase request.
Through your financial adviser | You may invest in a fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf.
By mail | You may invest in a fund by completing and signing an account application from your financial adviser, through our website, eagleasset.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The Funds will not accept payment in cash or money orders. The Funds also do not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:
Regular mail
Eagle Family of Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight delivery
Eagle Family of Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.
By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Eagle account. This method cannot be used to open a new account. Your first telephone purchase can occur no earlier than 15 days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. ET.
Through our website | You can make additional purchases through our website, eagleasset.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Eagle account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution.
•From Your Bank Account — You may instruct us to transfer funds from a specific bank checking account to your account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer (“ACH”). Complete the appropriate sections of the account application or the Direct Payment Plan form to activate this service. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. The Funds reserve the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.
•Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.
The intent of these plans is to encourage you to increase your account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.
By direct deposit | For Class A shares and Class C shares only, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:
U.S. Bank NA
Milwaukee, WI
ABA# 075000022
Depositor #88- _ _ _ _ -0- _ _ _ _ _ _ _ _ _ _
Fund Number Account Number
The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.
By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may
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mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name and share class of fund to be purchased)
(shareholder registration)
(shareholder account number)
Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How To Sell Your Investment
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a redemption request.
Class A shares and Class C shares | You can sell (redeem) Class A shares and Class C shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to ten business days. Shares are not subject to a redemption fee.
Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
You may contact your financial adviser or the Funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.
Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service.
By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application. IRAs may not be redeemed by telephone.
When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:
•Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
•By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once a telephone transaction has been placed, it cannot be canceled or modified. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the fund by telephone, you may sell shares of the fund by sending a written redemption request to the transfer agent (see the “In writing” section below).
In writing | You may sell shares of a fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.
Regular Mail
Eagle Family of Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight delivery
Eagle Family of Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.
A signature guarantee of each owner is required in the following situations:
•When ownership is being changed on your account;
•When redemption proceeds are payable to or sent to any person, address or bank account not on record;
•When a change of address request has been received by the transfer agent within the last 30 calendar days; and/or
•For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.
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In addition to the situations described above, the Funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Through our website | For certain accounts, you may sell shares through our website, eagleasset.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:
•Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
•By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once an online transaction has been placed, it cannot be canceled or modified.
Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Eagle systematic withdrawal form (available from your financial adviser, the Funds or through our website, eagleasset.com) and send that form to the transfer agent. The Funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.
If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.
A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.
How To Exchange Your Shares
For shares managed by a Plan Administrator, please contact the Plan Administrator to place an exchange request.
You can exchange shares of one Eagle fund for shares of the same class of any other Eagle fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the Funds or through our website, eagleasset.com. You may exchange your shares by calling your financial adviser or the Funds if you exchange to like-titled Eagle accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.
Shares in an Eagle fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Eagle fund with no additional sales charge for the duration that the shares remain in the Eagle Family of Funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
You may be able to convert your shares to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a fund may be converted to Class A shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class. Please contact the Funds or your financial adviser for additional information.
Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Eagle fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
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Valuing Your Shares
The price of each fund’s shares is based on the NAV per share of each class of a fund. Each fund determines the NAV of its shares on each day the NYSE is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.
Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.
For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. The Funds may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.
Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Eagle checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Eagle compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Eagle documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.
There can be no assurance, however, that a fair value price used by a fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:
•Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.
•Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. A fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund’s NAV calculation. A fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.
•Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
•Short-term Securities — The amortized cost method of security valuation is used by the Funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term securities
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(investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.
•Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
•Investment Companies and ETFs — Investments in other investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Account and Transaction Policies

Doing Business with the Funds
Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Funds in compliance with their contractual deadline.
Good order requirements | For the Funds to process a request, it must be in “good order.” Good order means that Eagle has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:
•The shareholder’s name;
•The name of the fund;
•The account number;
•The share or dollar amount to be redeemed; and
•The signatures of all registered shareholders with signature guarantees, if applicable.
Further, there must not be any restrictions applied to the account making the purchase request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Funds until it meets these requirements.
Account registration options | Eagle offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Eagle offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Funds or through our website, eagleasset.com.
Customer identification and verification procedures | The Funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security Number or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. The Funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Funds to close or suspend further activity in an account.
Shares of the Funds have not been registered for sale outside of the United States. The Eagle Funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the Funds.
Restrictions on orders | The Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which a fund cannot determine the value of its assets or sell its holdings.
Website | Subject to availability by your financial institution, you may access your account information, including balances and transaction history, through our website, eagleasset.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.
Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security Number or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.
Redemption-in-kind | Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds have reserved the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption-in-kind). If the amount of the sale is at least either $250,000 or 1% of a fund’s assets, we may give you securities from a fund’s portfolio instead of cash. To the extent the Funds redeem their shares in marketable
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securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Funds.
Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.
Abandoned accounts | Your mutual fund account may be transferred to your last known state of residence if the Funds consistently receive returned mail related to your account. The Funds will adhere to the "inactivity period" specified in your State's abandoned property laws.
Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the International Stock Fund may reflect price differentials because it invests significantly in foreign securities. Each fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Excessive trading or market timing can be disruptive to a fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase the fund’s recognized gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.
The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The Funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Funds have adopted the following guidelines:
•The Funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.
•The Funds may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. The Funds may consider the trading history of accounts under common ownership or control in this determination.
•All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Funds or through a financial intermediary. The Funds reserve the right to reject combined or omnibus orders in whole or in part.
•The Funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.
While the Funds apply these policies, there is no guarantee that all market timing will be detected.
Disclosure of portfolio holdings | Periodically, customers of the Funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Funds’ policy is included in the SAI. Portfolio information can be found on our website, eagleasset.com.
Account statements | If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Funds or your financial adviser of any discrepancies.

Dividends, Capital Gain Distributions and Taxes
General | Typically, each fund distributes all or substantially all of its net investment income and net capital gains to its shareholders every year. Each fund distributes dividends from its net investment income (“dividends”) to its shareholders annually, except (1) Growth & Income Fund, which distributes dividends to its shareholders quarterly and (2) Investment Grade Bond Fund, which distributes dividends to its shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.
The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which will be adjusted for inflation annually.
Each fund also distributes net capital gains (and, in the case of International Stock Fund, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above. Generally, fund
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distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates may change over time. Please consult a tax professional for more information.
A fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or capital gain distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each fund reserves the right to reinvest the amount of the distribution check in your account, at the fund's then-current NAV, and to reinvest all subsequent distributions.
In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:
Type of transactions	Federal income tax status and rates
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (capital gains rates described above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and capital gains distributions a fund pays and net gains realized on a redemption or exchange of a fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investments.
Withholding taxes | If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 28% of the distributions otherwise payable to you. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.
Tax reporting | If your account receives taxable distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines.
Each fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011. Each fund will compute the basis of fund shares using the average basis method, which is each fund’s “default method,” unless you contact the fund to select a different IRS-accepted method (such as the specific identification method) at the time of each redemption or exchange. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method. In these cases, please contact that firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the basis information provided by each fund or broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.
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Description of Indices
The Barclays Capital U.S. Intermediate Government/Credit Bond Index includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250,000,000 or more of outstanding face value. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2014, the index consisted of 21 developed market country indices. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
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Eagle Mutual Funds
Fund Symbols, CUSIPs and Codes
Fund	Class	Symbol	CUSIP	Fund Code
Capital Appreciation Fund	A	HRCPX	26945A100	3850
	C	HRCCX	26945A209	3851
	I	HRCIX	26945A308	3852
	R-3	HRCLX	26945A407	3853
	R-5	HRCMX	26945A506	3854
Growth & Income Fund	A	HRCVX	26958A104	3868
	C	HIGCX	26958A203	3869
	I	HIGJX	26958A302	3870
	R-3	HIGRX	26958A401	3871
	R-5	HIGSX	26958A500	3872
	R-6	HIGUX	26958A609	3873
International Stock Fund	A	EISAX	269858387	3946
	C	EISDX	269858379	3947
	I	EISIX	269858361	3948
	R-3	EISRX	269858353	3949
	R-5	EISSX	269858346	3950
	R-6	EISVX	269858338	3951
Investment Grade Bond Fund	A	EGBAX	269858585	3886
	C	EGBCX	269858577	3887
	I	EGBLX	269858569	3888
	R-3	EGBRX	269858551	3889
	R-5	EGBTX	269858544	3890
Mid Cap Growth Fund	A	HAGAX	269858817	3904
	C	HAGCX	269858791	3905
	I	HAGIX	269858783	3906
	R-3	HAREX	269858775	3907
	R-5	HARSX	269858767	3908
	R-6	HRAUX	269858494	3909
Mid Cap Stock Fund	A	HMCAX	269858866	3913
	C	HMCCX	269858858	3914
	I	HMCJX	269858841	3915
	R-3	HMRRX	269858833	3916
	R-5	HMRSX	269858825	3917
	R-6	HMRUX	269858486	3918
Small Cap Growth Fund	A	HRSCX	269858106	3931
	C	HSCCX	269858205	3932
	I	HSIIX	269858304	3933
	R-3	HSRRX	269858403	3934
	R-5	HSRSX	269858502	3935
	R-6	HSRUX	269858460	3936
Smaller Company Fund	A	EGEAX	269858643	3922
	C	EGECX	269858635	3923
	I	EGEIX	269858627	3924
	R-3	EGERX	269858619	3925
	R-5	EGESX	269858593	3926
	R-6	EGEUX	269858478	3927

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Financial Highlights

The financial highlights table is intended to help you understand the performance of each class of fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, Class R-3, Class R-5 or Class R-6 share. Based upon the commencement of operations for some of the funds and/or share classes, there may be less than five years' worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This table is a part of the Funds' financial statements, which are included in the annual report and are incorporated by reference in the Statement of Additional Information (available on our website and upon request). The financial statements in the annual report were audited by PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, whose report is included in the Funds' annual reports.
Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net assets (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)	Without expenses waived/ recovered(†)	Net income (loss)	Portfolio turnover rate (%)(a)		Total return (%)(a)(b)	Ending net assets (millions)
Eagle Capital Appreciation Fund
Class A*
11/01/13	10/31/14	$39.59	$0.01	$6.64	$6.65	$—	$(4.22)	$(4.22)	$42.02	1.23	1.23	0.02	33		18.34	$157
11/01/12	10/31/13	30.95	0.10	8.66	8.76	(0.12)	—	(0.12)	39.59	1.30	1.30	0.30	69	(c)	28.41	205
11/01/11	10/31/12	26.97	0.02	3.96	3.98	—	—	—	30.95	1.24	1.24	0.06	22		14.76	203
11/01/10	10/31/11	26.24	(0.01)	0.74	0.73	—	—	—	26.97	1.22	1.22	(0.03)	37		2.78	293
11/01/09	10/31/10	22.65	(0.04)	3.63	3.59	—	—	—	26.24	1.27	1.27	(0.18)	45		15.85	469
Class C*
11/01/13	10/31/14	33.93	(0.24)	5.58	5.34	—	(4.22)	(4.22)	35.05	1.97	1.97	(0.73)	33		17.45	68
11/01/12	10/31/13	26.62	(0.13)	7.44	7.31	—	—	—	33.93	2.03	2.03	(0.43)	69	(c)	27.46	68
11/01/11	10/31/12	23.36	(0.16)	3.42	3.26	—	—	—	26.62	1.94	1.94	(0.64)	22		13.96	66
11/01/10	10/31/11	22.88	(0.18)	0.66	0.48	—	—	—	23.36	1.92	1.92	(0.74)	37		2.10	67
11/01/09	10/31/10	19.90	(0.19)	3.17	2.98	—	—	—	22.88	1.99	1.99	(0.91)	45		14.97	81
Class I*
11/01/13	10/31/14	40.60	0.13	6.83	6.96	—	(4.22)	(4.22)	43.34	0.94	0.93	0.32	33		18.68	88
11/01/12	10/31/13	31.72	0.19	8.92	9.11	(0.23)	—	(0.23)	40.60	0.95	0.99	0.51	69	(c)	28.87	30
11/01/11	10/31/12	27.55	0.11	4.06	4.17	—	—	—	31.72	0.92	0.92	0.38	22		15.14	14
11/01/10	10/31/11	26.72	0.08	0.75	0.83	—	—	—	27.55	0.90	0.90	0.28	37		3.11	18
11/01/09	10/31/10	22.98	0.04	3.70	3.74	—	—	—	26.72	0.91	0.91	0.17	45		16.28	11
Class R-3*
11/01/13	10/31/14	39.05	(0.11)	6.52	6.41	—	(4.22)	(4.22)	41.24	1.56	1.56	(0.30)	33		17.94	1
11/01/12	10/31/13	30.53	0.01	8.52	8.53	(0.01)	—	(0.01)	39.05	1.60	1.60	0.02	69	(c)	27.94	1
11/01/11	10/31/12	26.68	(0.06)	3.91	3.85	—	—	—	30.53	1.53	1.53	(0.22)	22		14.43	1
11/01/10	10/31/11	26.03	(0.09)	0.74	0.65	—	—	—	26.68	1.51	1.51	(0.33)	37		2.50	1
11/01/09	10/31/10	22.52	(0.10)	3.61	3.51	—	—	—	26.03	1.49	1.49	(0.41)	45		15.59	1
Class R-5*
11/01/13	10/31/14	40.50	0.10	6.82	6.92	—	(4.22)	(4.22)	43.20	0.95	0.94	0.25	33		18.62	5
11/01/12	10/31/13	31.66	0.25	8.83	9.08	(0.24)	—	(0.24)	40.50	0.95	0.99	0.73	69	(c)	28.84	20
11/01/11	10/31/12	27.50	0.11	4.05	4.16	—	—	—	31.66	0.92	0.92	0.37	22		15.13	30
11/01/10	10/31/11	26.67	0.07	0.76	0.83	—	—	—	27.50	0.93	0.93	0.25	37		3.11	24
11/01/09	10/31/10	22.94	0.06	3.67	3.73	—	—	—	26.67	0.87	0.87	0.22	45		16.26	24
Eagle Growth & Income Fund
Class A*
11/01/13	10/31/14	16.68	0.30	1.91	2.21	(0.28)	(0.34)	(0.62)	18.27	1.02	1.02	1.71	10		13.52	223
11/01/12	10/31/13	13.87	0.33	3.06	3.39	(0.33)	(0.25)	(0.58)	16.68	1.09	1.09	2.17	28		25.14	214
11/01/11	10/31/12	13.14	0.30	1.36	1.66	(0.27)	(0.66)	(0.93)	13.87	1.12	1.12	2.25	20		13.48	175
11/01/10	10/31/11	12.83	0.27	0.30	0.57	(0.26)	—	(0.26)	13.14	1.21	1.21	2.02	123	(d)	4.46	134
11/01/09	10/31/10	11.57	0.20	1.26	1.46	(0.20)	—	(0.20)	12.83	1.40	1.30	1.61	50		12.65	128
Class C*
11/01/13	10/31/14	16.10	0.16	1.83	1.99	(0.15)	(0.34)	(0.49)	17.60	1.79	1.79	0.92	10		12.63	212
11/01/12	10/31/13	13.41	0.21	2.95	3.16	(0.22)	(0.25)	(0.47)	16.10	1.84	1.84	1.39	28		24.23	170
11/01/11	10/31/12	12.74	0.20	1.32	1.52	(0.19)	(0.66)	(0.85)	13.41	1.86	1.86	1.50	20		12.67	121
11/01/10	10/31/11	12.46	0.17	0.29	0.46	(0.18)	—	(0.18)	12.74	1.93	1.93	1.30	123	(d)	3.68	80
11/01/09	10/31/10	11.24	0.11	1.23	1.34	(0.12)	—	(0.12)	12.46	2.12	2.05	0.89	50		11.95	72

47

Beginning	Ending	Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)		Portfolio turnover rate (%)(a)		Total return (%)(a)(b)	Ending net assets (millions)
Eagle Growth & Income Fund (cont'd)
Class I*
11/01/13	10/31/14	16.65	0.33		1.93	2.26	(0.33)	(0.34)	(0.67)	18.24	0.77		0.77		1.89		10		13.86	207
11/01/12	10/31/13	13.85	0.37		3.06	3.43	(0.38)	(0.25)	(0.63)	16.65	0.80		0.80		2.37		28		25.49	94
11/01/11	10/31/12	13.13	0.34		1.36	1.70	(0.32)	(0.66)	(0.98)	13.85	0.83		0.83		2.49		20		13.79	44
11/01/10	10/31/11	12.82	0.32		0.29	0.61	(0.30)	—	(0.30)	13.13	0.88		0.87		2.39		123	(d)	4.77	14
11/01/09	10/31/10	11.56	0.29		1.22	1.51	(0.25)	—	(0.25)	12.82	0.95		0.97		2.01		50		13.15	9
Class R-3*
11/01/13	10/31/14	16.61	0.23		1.90	2.13	(0.21)	(0.34)	(0.55)	18.19	1.40		1.40		1.33		10		13.08	4
11/01/12	10/31/13	13.82	0.28		3.04	3.32	(0.28)	(0.25)	(0.53)	16.61	1.43		1.43		1.81		28		24.71	4
11/01/11	10/31/12	13.10	0.26		1.36	1.62	(0.24)	(0.66)	(0.90)	13.82	1.41		1.41		1.95		20		13.13	3
11/01/10	10/31/11	12.81	0.23		0.30	0.53	(0.24)	—	(0.24)	13.10	1.51		1.51		1.71		123	(d)	4.14	1
11/01/09	10/31/10	11.55	0.18		1.26	1.44	(0.18)	—	(0.18)	12.81	1.54		1.54		1.46		50		12.54	0
Class R-5*
11/01/13	10/31/14	16.63	0.34		1.90	2.24	(0.32)	(0.34)	(0.66)	18.21	0.76		0.76		1.95		10		13.80	4
11/01/12	10/31/13	13.84	0.33		3.10	3.43	(0.39)	(0.25)	(0.64)	16.63	0.72		0.72		2.07		28		25.54	3
11/01/11	10/31/12	13.13	0.32		1.37	1.69	(0.32)	(0.66)	(0.98)	13.84	0.86		0.84		2.37		20		13.69	0
11/01/10	10/31/11	12.83	0.29		0.32	0.61	(0.31)	—	(0.31)	13.13	0.95		0.85		2.17		123	(d)	4.77	0
12/28/09	10/31/10	12.11	0.22		0.69	0.91	(0.19)	—	(0.19)	12.83	0.95	(e)	1.85	(e)	2.11	(e)	50		7.53	0
Class R-6*
11/01/13	10/31/14	16.67	0.35		1.92	2.27	(0.34)	(0.34)	(0.68)	18.26	0.66		0.66		2.01		10		13.94	0
11/01/12	10/31/13	13.86	0.34		3.10	3.44	(0.38)	(0.25)	(0.63)	16.67	0.71		0.71		2.09		28		25.59	0
11/01/11	10/31/12	13.13	0.34		1.35	1.69	(0.30)	(0.66)	(0.96)	13.86	0.85		0.86		2.54		20		13.73	0
08/15/11	10/31/11	12.70	0.06		0.44	0.50	(0.07)	—	(0.07)	13.13	0.85	(e)	0.96	(e)	2.17	(e)	123	(d)	4.00	0
Eagle International Stock Fund
Class A*
11/01/13	10/31/14	16.48	0.42		(0.13)	0.29	(0.14)	(0.09)	(0.23)	16.54	1.57		5.96		2.49		96		1.73	4
02/28/13	10/31/13	14.29	0.15		2.04	2.19	—	—	—	16.48	1.55	(e)	11.48	(e)	1.50	(e)	42		15.33	4
Class C*
11/01/13	10/31/14	16.38	0.30		(0.14)	0.16	(0.07)	(0.09)	(0.16)	16.38	2.35		6.68		1.78		96		0.94	4
02/28/13	10/31/13	14.29	0.11		1.98	2.09	—	—	—	16.38	2.39	(e)	12.03	(e)	1.07	(e)	42		14.63	3
Class I*
11/01/13	10/31/14	16.52	0.53		(0.17)	0.36	(0.17)	(0.09)	(0.26)	16.62	1.15		5.43		3.16		96		2.18	1
02/28/13	10/31/13	14.29	0.13		2.10	2.23	—	—	—	16.52	1.15	(e)	4.25	(e)	1.21	(e)	42		15.61	0
Class R-3*
11/01/13	10/31/14	16.45	0.40		(0.13)	0.27	(0.10)	(0.09)	(0.19)	16.53	1.73		6.22		2.37		96		1.64	0
02/28/13	10/31/13	14.29	0.19		1.97	2.16	—	—	—	16.45	1.75	(e)	13.83	(e)	1.84	(e)	42		15.12	0
Class R-5*
11/01/13	10/31/14	16.52	0.50		(0.14)	0.36	(0.16)	(0.09)	(0.25)	16.63	1.15		5.67		2.96		96		2.18	0
02/28/13	10/31/13	14.29	0.25		1.98	2.23	—	—	—	16.52	1.15	(e)	13.27	(e)	2.44	(e)	42		15.61	0
Class R-6*
11/01/13	10/31/14	16.53	0.51		(0.13)	0.38	(0.17)	(0.09)	(0.26)	16.65	1.05		5.67		3.05		96		2.31	0
02/28/13	10/31/13	14.29	0.26		1.98	2.24	—	—	—	16.53	1.05	(e)	13.27	(e)	2.54	(e)	42		15.68	0
Eagle Investment Grade Bond Fund
Class A*
11/01/13	10/31/14	14.89	0.17		0.04	0.21	(0.17)	(0.04)	(0.21)	14.89	0.85		1.21		1.15		139		1.42	23
11/01/12	10/31/13	15.51	0.12		(0.27)	(0.15)	(0.11)	(0.36)	(0.47)	14.89	0.85		1.01		0.80		136		(1.00)	37
11/01/11	10/31/12	15.25	0.18		0.39	0.57	(0.18)	(0.13)	(0.31)	15.51	0.85		0.96		1.15		94		3.77	65
11/01/10	10/31/11	15.15	0.20		0.21	0.41	(0.23)	(0.08)	(0.31)	15.25	0.85		1.04		1.34		78		2.75	58
03/01/10	10/31/10	14.44	0.16		0.67	0.83	(0.12)	—	(0.12)	15.15	0.85	(e)	1.48	(e)	1.51	(e)	53		5.78	48
Class C*
11/01/13	10/31/14	14.86	0.05		0.04	0.09	(0.05)	(0.04)	(0.09)	14.86	1.65		1.96		0.35		139		0.60	26
11/01/12	10/31/13	15.49	—(f	)	(0.26)	(0.26)	(0.01)	(0.36)	(0.37)	14.86	1.65		1.77		0.01		136		(1.75)	41
11/01/11	10/31/12	15.23	0.05		0.40	0.45	(0.06)	(0.13)	(0.19)	15.49	1.65		1.72		0.34		94		2.96	63
11/01/10	10/31/11	15.13	0.08		0.21	0.29	(0.11)	(0.08)	(0.19)	15.23	1.65		1.79		0.55		78		1.95	53
03/01/10	10/31/10	14.44	0.07		0.68	0.75	(0.06)	—	(0.06)	15.13	1.65	(e)	2.23	(e)	0.68	(e)	53		5.23	50

48

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net assets (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)		Portfolio turnover rate (%)(a)	Total return (%)(a)(b)	Ending net assets (millions)
Eagle Investment Grade Bond Fund (cont'd)
Class I*
11/01/13	10/31/14	14.92	0.21	0.04	0.25	(0.21)	(0.04)	(0.25)	14.92	0.60		0.91		1.40		139	1.67	9
11/01/12	10/31/13	15.54	0.16	(0.27)	(0.11)	(0.15)	(0.36)	(0.51)	14.92	0.60		0.72		1.04		136	(0.74)	7
11/01/11	10/31/12	15.27	0.21	0.41	0.62	(0.22)	(0.13)	(0.35)	15.54	0.60		0.67		1.38		94	4.09	6
11/01/10	10/31/11	15.17	0.24	0.20	0.44	(0.26)	(0.08)	(0.34)	15.27	0.60		0.74		1.58		78	2.97	3
03/01/10	10/31/10	14.44	0.16	0.71	0.87	(0.14)	—	(0.14)	15.17	0.60	(e)	2.11	(e)	1.59	(e)	53	6.05	4
Class R-3*
11/01/13	10/31/14	14.89	0.13	0.04	0.17	(0.13)	(0.04)	(0.17)	14.89	1.15		1.55		0.85		139	1.12	0
11/01/12	10/31/13	15.51	0.08	(0.27)	(0.19)	(0.07)	(0.36)	(0.43)	14.89	1.15		1.34		0.50		136	(1.28)	0
11/01/11	10/31/12	15.24	0.13	0.40	0.53	(0.13)	(0.13)	(0.26)	15.51	1.15		1.35		0.88		94	3.49	0
11/01/10	10/31/11	15.15	0.16	0.19	0.35	(0.18)	(0.08)	(0.26)	15.24	1.15		1.39		1.04		78	2.38	0
03/01/10	10/31/10	14.44	0.05	0.76	0.81	(0.10)	—	(0.10)	15.15	1.14	(e)	1.95	(e)	0.91	(e)	53	5.63	0
Class R-5*
11/01/13	10/31/14	14.89	0.20	0.05	0.25	(0.20)	(0.04)	(0.24)	14.90	0.60		0.81		1.34		139	1.70	0
11/01/12	10/31/13	15.51	0.16	(0.27)	(0.11)	(0.15)	(0.36)	(0.51)	14.89	0.60		0.64		1.04		136	(0.77)	0
11/01/11	10/31/12	15.22	0.22	0.41	0.63	(0.21)	(0.13)	(0.34)	15.51	0.60		0.60		1.41		94	4.20	0
11/01/10	10/31/11	15.13	0.24	0.19	0.43	(0.26)	(0.08)	(0.34)	15.22	0.60		6.01		1.59		78	2.91	0
03/01/10	10/31/10	14.44	0.18	0.65	0.83	(0.14)	—	(0.14)	15.13	0.61	(e)	4.92	(e)	1.77	(e)	53	5.75	0
Eagle Mid Cap Growth Fund
Class A*
11/01/13	10/31/14	41.03	(0.17)	6.74	6.57	—	(1.92)	(1.92)	45.68	1.19		1.19		(0.40)		60	16.58	283
11/01/12	10/31/13	31.52	(0.03)	10.68	10.65	—	(1.14)	(1.14)	41.03	1.20		1.20		(0.08)		52	34.81	304
11/01/11	10/31/12	29.96	(0.18)	1.74	1.56	—	—	—	31.52	1.22		1.22		(0.57)		87	5.21	233
11/01/10	10/31/11	28.03	(0.19)	2.12	1.93	—	—	—	29.96	1.23		1.23		(0.60)		91	6.89	231
11/01/09	10/31/10	21.25	(0.09)	6.87	6.78	—	—	—	28.03	1.33		1.33		(0.36)		96	31.91	140
Class C*
11/01/13	10/31/14	35.24	(0.41)	5.74	5.33	—	(1.92)	(1.92)	38.65	1.89		1.89		(1.12)		60	15.75	105
11/01/12	10/31/13	27.41	(0.25)	9.22	8.97	—	(1.14)	(1.14)	35.24	1.92		1.92		(0.80)		52	33.87	106
11/01/11	10/31/12	26.24	(0.34)	1.51	1.17	—	—	—	27.41	1.92		1.92		(1.27)		87	4.46	82
11/01/10	10/31/11	24.71	(0.35)	1.88	1.53	—	—	—	26.24	1.94		1.94		(1.30)		91	6.19	72
11/01/09	10/31/10	18.88	(0.24)	6.07	5.83	—	—	—	24.71	2.10		2.10		(1.11)		96	30.88	58
Class I*
11/01/13	10/31/14	42.31	(0.05)	6.99	6.94	—	(1.92)	(1.92)	47.33	0.85		0.85		(0.12)		60	16.97	210
11/01/12	10/31/13	32.36	0.08	11.01	11.09	—	(1.14)	(1.14)	42.31	0.87		0.87		0.22		52	35.28	126
11/01/11	10/31/12	30.66	(0.07)	1.77	1.70	—	—	—	32.36	0.88		0.88		(0.23)		87	5.54	81
11/01/10	10/31/11	28.58	(0.09)	2.17	2.08	—	—	—	30.66	0.89		0.88		(0.29)		91	7.28	60
11/01/09	10/31/10	21.58	(0.02)	7.02	7.00	—	—	—	28.58	0.95		0.95		(0.07)		96	32.44	15
Class R-3*
11/01/13	10/31/14	40.48	(0.31)	6.65	6.34	—	(1.92)	(1.92)	44.90	1.48		1.48		(0.73)		60	16.23	16
11/01/12	10/31/13	31.19	(0.14)	10.57	10.43	—	(1.14)	(1.14)	40.48	1.49		1.49		(0.39)		52	34.46	12
11/01/11	10/31/12	29.73	(0.26)	1.72	1.46	—	—	—	31.19	1.49		1.49		(0.84)		87	4.91	8
11/01/10	10/31/11	27.88	(0.27)	2.12	1.85	—	—	—	29.73	1.52		1.52		(0.89)		91	6.64	4
11/01/09	10/31/10	21.19	(0.19)	6.88	6.69	—	—	—	27.88	1.61		1.61		(0.72)		96	31.57	1
Class R-5*
11/01/13	10/31/14	42.27	(0.06)	6.99	6.93	—	(1.92)	(1.92)	47.28	0.87		0.87		(0.14)		60	16.96	55
11/01/12	10/31/13	32.34	0.09	10.98	11.07	—	(1.14)	(1.14)	42.27	0.89		0.89		0.24		52	35.24	39
11/01/11	10/31/12	30.64	(0.08)	1.78	1.70	—	—	—	32.34	0.90		0.90		(0.25)		87	5.55	30
11/01/10	10/31/11	28.56	(0.11)	2.19	2.08	—	—	—	30.64	0.91		0.91		(0.35)		91	7.28	19
12/28/09	10/31/10	24.70	(0.12)	3.98	3.86	—	—	—	28.56	0.95	(e)	1.15	(e)	(0.44	)(e)	96	15.63	0
Class R-6*
11/01/13	10/31/14	42.36	(0.05)	7.05	7.00	—	(1.92)	(1.92)	47.44	0.77		0.77		(0.10)		60	17.10	30
11/01/12	10/31/13	32.37	0.02	11.11	11.13	—	(1.14)	(1.14)	42.36	0.78		0.78		0.05		52	35.40	7
11/01/11	10/31/12	30.76	(0.05)	1.66	1.61	—	—	—	32.37	0.80		0.80		(0.16)		87	5.23	1
08/15/11	10/31/11	29.65	(0.02)	1.13	1.11	—	—	—	30.76	0.85	(e)	0.85	(e)	(0.32	)(e)	91	3.74	0
49

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net assets (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)	Portfolio turnover rate (%)(a)	Total return (%)(a)(b)	Ending net assets (millions)
Eagle Mid Cap Stock Fund
Class A*
11/01/13	10/31/14	30.48	(0.13)	1.72	1.59	—	(2.02)	(2.02)	30.05	1.22		1.22		(0.43)	32	5.51	171
11/01/12	10/31/13	27.14	(0.04)	7.40	7.36	—	(4.02)	(4.02)	30.48	1.22		1.22		(0.14)	27	30.90	208
11/01/11	10/31/12	25.07	(0.02)	2.09	2.07	—	—	—	27.14	1.20		1.20		(0.09)	184	8.26	260
11/01/10	10/31/11	25.37	(0.03)	(0.27)	(0.30)	—	—	—	25.07	1.14		1.14		(0.11)	242	(1.18)	544
11/01/09	10/31/10	21.10	(0.07)	4.34	4.27	—	—	—	25.37	1.20		1.20		(0.32)	245	20.24	736
Class C*
11/01/13	10/31/14	25.52	(0.28)	1.40	1.12	—	(2.02)	(2.02)	24.62	1.96		1.96		(1.17)	32	4.69	124
11/01/12	10/31/13	23.49	(0.21)	6.26	6.05	—	(4.02)	(4.02)	25.52	1.95		1.95		(0.90)	27	30.00	138
11/01/11	10/31/12	21.86	(0.20)	1.83	1.63	—	—	—	23.49	1.92		1.92		(0.85)	184	7.46	147
11/01/10	10/31/11	22.28	(0.19)	(0.23)	(0.42)	—	—	—	21.86	1.85		1.85		(0.83)	242	(1.89)	204
11/01/09	10/31/10	18.67	(0.21)	3.82	3.61	—	—	—	22.28	1.93		1.93		(1.06)	245	19.34	239
Class I*
11/01/13	10/31/14	31.39	(0.05)	1.77	1.72	—	(2.02)	(2.02)	31.09	0.95		1.10		(0.16)	32	5.78	87
11/01/12	10/31/13	27.76	0.03	7.62	7.65	—	(4.02)	(4.02)	31.39	0.95		1.12		0.11	27	31.31	98
11/01/11	10/31/12	25.58	0.04	2.14	2.18	—	—	—	27.76	0.91		0.91		0.16	184	8.52	118
11/01/10	10/31/11	25.79	0.07	(0.28)	(0.21)	—	—	—	25.58	0.79		0.79		0.24	242	(0.81)	163
11/01/09	10/31/10	21.36	0.01	4.42	4.43	—	—	—	25.79	0.79		0.79		0.06	245	20.74	340
Class R-3*
11/01/13	10/31/14	29.92	(0.21)	1.67	1.46	—	(2.02)	(2.02)	29.36	1.53		1.53		(0.73)	32	5.16	5
11/01/12	10/31/13	26.78	(0.13)	7.29	7.16	—	(4.02)	(4.02)	29.92	1.52		1.52		(0.48)	27	30.53	6
11/01/11	10/31/12	24.80	(0.12)	2.10	1.98	—	—	—	26.78	1.49		1.49		(0.47)	184	7.98	6
11/01/10	10/31/11	25.17	(0.11)	(0.26)	(0.37)	—	—	—	24.80	1.43		1.43		(0.43)	242	(1.47)	5
11/01/09	10/31/10	20.98	(0.13)	4.32	4.19	—	—	—	25.17	1.41		1.41		(0.57)	245	19.97	4
Class R-5*
11/01/13	10/31/14	31.53	(0.05)	1.78	1.73	—	(2.02)	(2.02)	31.24	0.94		0.94		(0.16)	32	5.79	0
11/01/12	10/31/13	27.77	0.19	7.59	7.78	—	(4.02)	(4.02)	31.53	0.84		0.84		0.69	27	31.84	1
11/01/11	10/31/12	25.60	0.05	2.12	2.17	—	—	—	27.77	0.94		0.94		0.19	184	8.48	13
11/01/10	10/31/11	25.83	0.05	(0.28)	(0.23)	—	—	—	25.60	0.85		0.85		0.18	242	(0.89)	65
11/01/09	10/31/10	21.39	0.02	4.42	4.44	—	—	—	25.83	0.78		0.78		0.09	245	20.76	72
Class R-6*
11/01/13	10/31/14	31.50	(0.01)	1.78	1.77	—	(2.02)	(2.02)	31.25	0.82		0.82		(0.04)	32	5.93	1
11/01/12	10/31/13	27.81	(0.02)	7.73	7.71	—	(4.02)	(4.02)	31.50	0.79		0.79		(0.08)	27	31.49	0
11/01/11	10/31/12	25.70	0.05	2.06	2.11	—	—	—	27.81	0.85		0.91		0.18	184	8.21	0
08/15/11	10/31/11	25.41	0.01	0.28	0.29	—	—	—	25.70	0.85	(e)	0.85	(e)	0.24 (e)	242	1.14	0
Eagle Small Cap Growth Fund
Class A*
11/01/13	10/31/14	54.33	(0.34)	4.27	3.93	—	(0.69)	(0.69)	57.57	1.11		1.11		(0.61)	37	7.30	759
11/01/12	10/31/13	41.13	(0.16)	13.36	13.20	—	—	—	54.33	1.10		1.10		(0.33)	38	32.09	999
11/01/11	10/31/12	38.93	(0.24)	2.44	2.20	—	—	—	41.13	1.11		1.11		(0.61)	44	5.65	690
11/01/10	10/31/11	33.79	(0.27)	5.41	5.14	—	—	—	38.93	1.16		1.16		(0.69)	36	15.21	497
11/01/09	10/31/10	25.10	(0.16)	8.85	8.69	—	—	—	33.79	1.31		1.31		(0.55)	49	34.62	266
Class C*
11/01/13	10/31/14	45.11	(0.61)	3.52	2.91	—	(0.69)	(0.69)	47.33	1.82		1.82		(1.32)	37	6.52	190
11/01/12	10/31/13	34.40	(0.42)	11.13	10.71	—	—	—	45.11	1.82		1.82		(1.05)	38	31.13	189
11/01/11	10/31/12	32.78	(0.44)	2.06	1.62	—	—	—	34.40	1.83		1.83		(1.32)	44	4.94	129
11/01/10	10/31/11	28.65	(0.46)	4.59	4.13	—	—	—	32.78	1.86		1.86		(1.40)	36	14.42	108
11/01/09	10/31/10	21.44	(0.31)	7.52	7.21	—	—	—	28.65	2.05		2.05		(1.25)	49	33.63	72
Class I*
11/01/13	10/31/14	55.68	(0.16)	4.36	4.20	—	(0.69)	(0.69)	59.19	0.78		0.78		(0.29)	37	7.61	1,770
11/01/12	10/31/13	42.04	(0.01)	13.67	13.66	(0.02)	—	(0.02)	55.68	0.79		0.79		(0.01)	38	32.49	1,815
11/01/11	10/31/12	39.65	(0.11)	2.50	2.39	—	—	—	42.04	0.78		0.78		(0.28)	44	6.03	1,313
11/01/10	10/31/11	34.41	(0.14)	5.38	5.24	—	—	—	39.65	0.82		0.83		(0.37)	36	15.23	679
11/01/09	10/31/10	25.44	(0.12)	9.09	8.97	—	—	—	34.41	0.86		0.86		(0.34)	49	35.26	97
50

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net assets (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)		Portfolio turnover rate (%)(a)		Total return (%)(a)(b)	Ending net assets (millions)
Eagle Small Cap Growth Fund (cont'd)
Class R-3*
11/01/13	10/31/14	53.58	(0.50)	4.20	3.70	—	(0.69)	(0.69)	56.59	1.42		1.42		(0.92)		37		6.97	127
11/01/12	10/31/13	40.68	(0.29)	13.19	12.90	—	—	—	53.58	1.37		1.37		(0.62)		38		31.71	134
11/01/11	10/31/12	38.58	(0.35)	2.45	2.10	—	—	—	40.68	1.38		1.38		(0.88)		44		5.44	84
11/01/10	10/31/11	33.52	(0.34)	5.40	5.06	—	—	—	38.58	1.37		1.37		(0.90)		36		15.10	48
11/01/09	10/31/10	24.96	(0.19)	8.75	8.56	—	—	—	33.52	1.55		1.55		(0.66)		49		34.29	2
Class R-5*
11/01/13	10/31/14	55.83	(0.16)	4.39	4.23	—	(0.69)	(0.69)	59.37	0.77		0.77		(0.28)		37		7.64	348
11/01/12	10/31/13	42.14	0.01	13.69	13.70	(0.01)	—	(0.01)	55.83	0.77		0.77		0.02		38		32.51	341
11/01/11	10/31/12	39.74	(0.12)	2.52	2.40	—	—	—	42.14	0.80		0.80		(0.29)		44		6.04	242
11/01/10	10/31/11	34.39	(0.16)	5.51	5.35	—	—	—	39.74	0.85		0.85		(0.39)		36		15.56	138
11/01/09	10/31/10	25.43	(0.04)	9.00	8.96	—	—	—	34.39	0.88		0.88		(0.14)		49		35.23	49
Class R-6*
11/01/13	10/31/14	55.92	(0.10)	4.42	4.32	—	(0.69)	(0.69)	59.55	0.66		0.66		(0.17)		37		7.79	576
11/01/12	10/31/13	42.20	0.03	13.74	13.77	(0.05)	—	(0.05)	55.92	0.68		0.68		0.07		38		32.68	502
11/01/11	10/31/12	39.76	(0.09)	2.53	2.44	—	—	—	42.20	0.69		0.69		(0.22)		44		6.14	260
08/15/11	10/31/11	37.85	(0.06)	1.97	1.91	—	—	—	39.76	0.85	(e)	0.85	(e)	(0.75	)(e)	36		5.05	65
Eagle Small Cap Stock Fund
Class A*
11/01/13	10/31/14	18.50	(0.13)	0.90	0.77	—	(0.25)	(0.25)	19.02	1.34		2.24		(0.67)		51		4.17	13
12/31/12	10/31/13	14.29	(0.10)	4.31	4.21	—	—	—	18.50	1.32	(e)	4.78	(e)	(0.73	)(e)	42		29.46	12
Class C*
11/01/13	10/31/14	18.38	(0.27)	0.89	0.62	—	(0.25)	(0.25)	18.75	2.11		3.00		(1.44)		51		3.37	13
12/31/12	10/31/13	14.29	(0.21)	4.30	4.09	—	—	—	18.38	2.08	(e)	5.54	(e)	(1.47	)(e)	42		28.62	9
Class I*
11/01/13	10/31/14	18.57	(0.06)	0.91	0.85	—	(0.25)	(0.25)	19.17	0.95		1.89		(0.29)		51		4.59	7
12/31/12	10/31/13	14.29	(0.05)	4.33	4.28	—	—	—	18.57	0.95	(e)	4.89	(e)	(0.35	)(e)	42		29.95	3
Class R-3*
11/01/13	10/31/14	18.46	(0.17)	0.90	0.73	—	(0.25)	(0.25)	18.94	1.54		2.22		(0.91)		51		3.96	0
12/31/12	10/31/13	14.29	(0.12)	4.29	4.17	—	—	—	18.46	1.52	(e)	11.76	(e)	(0.90	)(e)	42		29.18	0
Class R-5*
11/01/13	10/31/14	18.55	(0.05)	0.90	0.85	—	(0.25)	(0.25)	19.15	0.95		1.89		(0.28)		51		4.60	0
12/31/12	10/31/13	14.29	(0.05)	4.31	4.26	—	—	—	18.55	0.95	(e)	11.20	(e)	(0.33	)(e)	42		29.81	0
Class R-6*
11/01/13	10/31/14	18.57	(0.03)	0.90	0.87	—	(0.25)	(0.25)	19.19	0.85		1.89		(0.18)		51		4.70	0
12/31/12	10/31/13	14.29	(0.03)	4.31	4.28	—	—	—	18.57	0.85	(e)	11.19	(e)	(0.23	)(e)	42		29.95	0
Eagle Smaller Company Fund
Class A*
11/01/13	10/31/14	23.38	(0.09)	0.87	0.78	—	(0.51)	(0.51)	23.65	1.38		1.36		(0.38)		68	(g)	3.34	18
11/01/12	10/31/13	18.93	(0.03)	5.96	5.93	(0.09)	(1.39)	(1.48)	23.38	1.37		1.40		(0.13)		14		33.60	19
11/01/11	10/31/12	20.05	0.04	1.47	1.51	—	(2.63)	(2.63)	18.93	1.35		1.42		0.23		13		9.31	13
11/01/10	10/31/11	19.63	(0.05)	2.23	2.18	—	(1.76)	(1.76)	20.05	1.40		1.44		(0.25)		36		11.35	12
11/01/09	10/31/10	16.54	(0.09)	3.75	3.66	—	(0.57)	(0.57)	19.63	1.50		1.67		(0.46)		22		22.63	10
Class C*
11/01/13	10/31/14	22.38	(0.25)	0.84	0.59	—	(0.51)	(0.51)	22.46	2.11		2.09		(1.11)		68	(g)	2.63	11
11/01/12	10/31/13	18.22	(0.18)	5.73	5.55	—	(1.39)	(1.39)	22.38	2.12		2.14		(0.88)		14		32.62	11
11/01/11	10/31/12	19.52	(0.10)	1.43	1.33	—	(2.63)	(2.63)	18.22	2.11		2.19		(0.54)		13		8.54	7
11/01/10	10/31/11	19.32	(0.22)	2.18	1.96	—	(1.76)	(1.76)	19.52	2.28		2.21		(1.13)		36		10.31	6
11/01/09	10/31/10	16.41	(0.23)	3.71	3.48	—	(0.57)	(0.57)	19.32	2.30		2.49		(1.25)		22		21.69	5
Class I*
11/01/13	10/31/14	23.86	0.02	0.91	0.93	(0.01)	(0.51)	(0.52)	24.27	0.95		1.10		0.10		68	(g)	3.93	33
11/01/12	10/31/13	19.28	0.06	6.07	6.13	(0.16)	(1.39)	(1.55)	23.86	0.95		1.16		0.27		14		34.20	106
11/01/11	10/31/12	20.31	0.12	1.49	1.61	(0.01)	(2.63)	(2.64)	19.28	0.95		1.17		0.61		13		9.74	58
11/01/10	10/31/11	19.80	0.04	2.24	2.28	(0.01)	(1.76)	(1.77)	20.31	0.95		1.19		0.20		36		11.81	61
11/01/09	10/31/10	16.59	0.02	3.77	3.79	(0.01)	(0.57)	(0.58)	19.80	0.95		1.56		0.11		22		23.39	56
Class R-3*
11/01/13	10/31/14	23.12	(0.17)	0.89	0.72	—	(0.51)	(0.51)	23.33	1.70		1.77		(0.72)		68	(g)	3.11	0
11/01/12	10/31/13	18.77	(0.08)	5.89	5.81	(0.07)	(1.39)	(1.46)	23.12	1.70		1.85		(0.40)		14		33.17	0
11/01/11	10/31/12	19.96	—(f )	1.44	1.44	—	(2.63)	(2.63)	18.77	1.70		1.80		0.02		13		8.95	0
11/01/10	10/31/11	19.60	(0.11)	2.23	2.12	—	(1.76)	(1.76)	19.96	1.70		1.67		(0.55)		36		11.03	0
12/28/09	10/31/10	17.86	(0.11)	1.85	1.74	—	—	—	19.60	1.71	(e)	2.68	(e)	(0.69	)(e)	22		9.74	0
Class R-5*
11/01/13	10/31/14	23.82	0.04	0.87	0.91	(0.02)	(0.51)	(0.53)	24.20	0.95		1.04		0.18		68	(g)	3.85	0
11/01/12	10/31/13	19.25	(0.02)	6.15	6.13	(0.17)	(1.39)	(1.56)	23.82	0.95		1.00		(0.11)		14		34.25	0
11/01/11	10/31/12	20.30	0.12	1.48	1.60	(0.02)	(2.63)	(2.65)	19.25	0.95		1.28		0.62		13		9.72	0
11/01/10	10/31/11	19.79	0.04	2.25	2.29	(0.02)	(1.76)	(1.78)	20.30	0.95		1.13		0.21		36		11.83	0
12/28/09	10/31/10	17.92	0.01	1.86	1.87	—	—	—	19.79	0.97	(e)	1.96	(e)	0.05	(e)	22		10.44	0
51

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net assets (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)		Portfolio turnover rate (%)(a)		Total return (%)(a)(b)	Ending net assets (millions)
Eagle Smaller Company Fund (cont'd)
Class R-6*
11/01/13	10/31/14	23.86	0.03	0.87	0.90	(0.03)	(0.51)	(0.54)	24.22	0.85		0.94		0.13		68	(g)	3.78	25
11/01/12	10/31/13	19.28	0.01	6.14	6.15	(0.18)	(1.39)	(1.57)	23.86	0.85		0.96		0.04		14		34.33	18
11/01/11	10/31/12	20.30	0.14	1.49	1.63	(0.02)	(2.63)	(2.65)	19.28	0.85		1.15		0.72		13		9.85	0
08/15/11	10/31/11	19.44	0.01	0.85	0.86	—	—	—	20.30	0.85	(e)	1.24	(e)	0.17	(e)	36		4.42	0

(†)	The ratio of expenses to average net assets includes the effects of expense offsets. If the expense offsets were excluded, the ratio would be equal to the ratio presented.
*	Per share amounts have been calculated using the daily average share method.
(a)	Not annualized for periods less than one year.
(b)	Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	The Eagle Capital Appreciation Fund changed its subadvisor effective June 28, 2013.
(d)	The Eagle Growth & Income Fund changed its subadvisor effective June 1, 2011.
(e)	Annualized.
(f)	Per share amount is less than $0.005.
(g)	The Eagle Smaller Company Fund changed its subadvisor effective October 20, 2014.

52

For More Information

More information on these funds is available free upon request, including the following:
Financial reports | Additional information about each fund’s investments is available in each fund’s annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected each fund’s performance during the fiscal period.
Statement of additional information (“SAI”) | Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).
To obtain the SAI, Prospectus, annual report, semiannual report, performance information, an account application, a schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, contact the Eagle Family of Funds:
By mail:	P.O. Box 33022
St. Petersburg, FL 33733

By telephone:	1.800.421.4184

By internet:	eagleasset.com
These documents and other information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.551.8090. Reports and other information about each fund may be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet website at www.sec.gov; or after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, DC 20549-1520.
Eagle offers the ability to receive these documents and other fund information electronically, via notification to an email address you provide. To enroll in this service, visit eagleasset.com. Further, to eliminate unnecessary duplication and reduce the cost to fund shareholders, only one copy of the Prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the Prospectus or other shareholder reports for each shareholder with the same mailing address, you should call 800.421.4184 or send an e-mail to: EagleFundServices@eagleasset.com. The Eagle Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at eagleasset.com.
The Funds’ Investment Company and Securities Act registration numbers are:
Eagle Capital Appreciation Fund	811-4338	2-98634

Eagle Growth & Income Fund	811-4767	33-7559

Eagle Series Trust	811-7470	33-57986

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

52

STATEMENT OF ADDITIONAL INFORMATION

EAGLE MUTUAL FUNDS
•	CAPITAL APPRECIATION FUND	•	MID CAP GROWTH FUND
•	GROWTH & INCOME FUND	•	MID CAP STOCK FUND
•	INTERNATIONAL STOCK FUND	•	SMALL CAP GROWTH FUND
•	INVESTMENT GRADE BOND FUND	•	SMALLER COMPANY FUND

This Statement of Additional Information ("SAI") dated March 1, 2015 should be read in conjunction with the Prospectus dated March 1, 2015 describing the shares of the Capital Appreciation Fund, the Growth & Income Fund and six series of the Eagle Series Trust, which are the International Stock Fund, the Investment Grade Bond Fund, the Mid Cap Growth Fund, the Mid Cap Stock Fund, the Small Cap Growth Fund, and the Smaller Company Fund (each a "fund" and, collectively, the "funds").

This SAI is not a prospectus itself. This SAI is incorporated by reference into the funds' Prospectus. In other words, this SAI is legally part of the funds' Prospectus.

The financial statements for each fund for the fiscal year ended October 31, 2014 are incorporated herein by reference to the funds' Annual Reports to Shareholders dated October 31, 2014. Copies of the Prospectus and annual and semiannual reports to shareholders are available, without charge, upon request by writing to Eagle Family of Funds at P.O. Box 33022, St. Petersburg, FL, 33733, calling 800.421.4184 or by visiting our website at eagleasset.com.

	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCLX	HRCMX
Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGRX	HIGSX	HIGUX
International Stock Fund	EISAX	EISDX	EISIX	EISRX	EISSX	EISVX
Investment Grade Bond Fund	EGBAX	EGBCX	EGBLX	EGBRX	EGBTX
Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HAREX	HARSX	HRAUX
Mid Cap Stock Fund	HMCAX	HMCCX	HMCJX	HMRRX	HMRSX	HMRUX
Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRRX	HSRSX	HSRUX
Smaller Company Fund	EGEAX	EGECX	EGEIX	EGERX	EGESX	EGEUX

EAGLE ASSET MANAGEMENT, INC.
P.O. Box 33022, St. Petersburg, Florida 33733-8022

TABLE OF CONTENTS
Page
I.	GENERAL INFORMATION		2
II.	INVESTMENT INFORMATION		2
	A.	Investment Policies, Strategies and Risks	2
	B.	Industry Classifications	24
III.	INVESTMENT LIMITATIONS		24
	A.	Fundamental Investment Policies for All Funds	24
	B.	Non-Fundamental Investment Policies	25
	C.	Exception	25
IV.	NET ASSET VALUE		26
V.	INVESTING IN THE FUNDS		27
VI.	INVESTMENT PROGRAMS		27
	A.	Retirement Plans	27
	B.	Rights of Accumulation	28
	C.	Class A Letter of Intent	28
VII.	REDEEMING SHARES		29
	A.	Receiving Payment	29
	B.	Telephone Transactions	30
	C.	Systematic Withdrawal Plan	30
	D.	Waiver of CDSC	31
	E.	Redemptions-in-Kind	31
	F.	Frequent Purchases and Redemptions of Fund Shares	31
VIII.	EXCHANGE PRIVILEGE		32
IX.	DISCLOSURE OF PORTFOLIO HOLDINGS		32
X.	TAXES		33
XI.	SHAREHOLDER INFORMATION		38
XII.	FUND INFORMATION		39
	A.	Management of the Funds	39
	B.	Control Persons and Principal Holders of Securities	46
	C.	Proxy Voting Policies and Procedures	52
	D.	Investment Adviser and Administrator; Subadviser	53
	E.	Portfolio Managers	57
	F.	Portfolio Turnover and Brokerage Practices	64
	G.	Distribution of Shares	67
	H.	Payments to Dealers	69
XIII.	ADDITIONAL SERVICES TO THE FUNDS		71
	Potential Liability		72
APPENDIX A - INVESTMENT TYPES GLOSSARY			A-1
APPENDIX B - COMMERCIAL PAPER / CORPORATE DEBT RATINGS			B-1
APPENDIX C – FUND INVESTMENT SUMMARY			C-1

I.  GENERAL INFORMATION
The Eagle Capital Appreciation Fund ("Capital Appreciation"), formerly known as the Heritage Capital Appreciation Trust, the Eagle Growth & Income Fund ("Growth & Income"), formerly known as the Heritage Growth and Income Trust, and the Eagle Series Trust ("Series Trust"), formerly known as the Heritage Series Trust (collectively, the "Trusts") each was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985, July 25, 1986 and October 28, 1992, respectively.
Each Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Capital Appreciation and Growth & Income each offer shares through a single investment portfolio. Series Trust currently offers its shares through six separate investment portfolios and a seventh investment portfolio that has not yet commenced operations:

•	The International Stock Fund ("International Stock"),
•	The Investment Grade Bond Fund ("Investment Grade Bond"),
•	The Mid Cap Growth Fund ("Mid Cap Growth") (prior to January 2, 2004, named Aggressive Growth Fund and from January 2, 2004 to November 1, 2008, named Diversified Growth Fund),
•	The Mid Cap Stock Fund ("Mid Cap Stock"),
•	The Small Cap Growth Fund ("Small Cap Growth") (prior to November 1, 2008, named Small Cap Stock Fund),
•	The Smaller Company Fund ("Smaller Company") (prior to March 1, 2012, named Small Cap Core Value Fund), and
•	The Tax-Exempt Bond Fund ("Tax-Exempt Bond"), which has not yet commenced operations.

Each fund that has commenced operations is authorized and currently offers Class A shares sold subject to a front-end sales charge ("Class A shares") and Class C shares sold subject to a 1% contingent deferred sales charge ("CDSC") ("Class C shares"). In addition, each fund offers Class I, Class R-3 and Class R-5 shares, each sold without a front-end sales charge or CDSC. Growth & Income, International Stock, Mid Cap Growth, Mid Cap Stock, Small Cap Growth and Smaller Company offer Class R-6 shares, sold without a front-end sales charge, CDSC or Rule 12b-1 fee to qualifying retirement plans, nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Tax-Exempt Bond may offer Class R-6 shares when it commences operations.

Each fund described in this SAI operates for many purposes as if it were an independent company. Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.
II. INVESTMENT INFORMATION
A. Investment Policies, Strategies and Risks
This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies. For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. For more information on a fund's principal strategies and risks, please see the funds' Prospectus.

Equity Securities:
Common Stocks. Each fund may invest in common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.
Convertible Securities. Each fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Other Investment Companies, including ETFs. Each fund may invest in shares of other open-end or closed-end investment companies, including exchange-traded funds ("ETFs"), up to the limits prescribed in the 1940 Act. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations.
S&P's Depositary Receipts, S&P's MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies ("Index Securities"). Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of a fund's investment will decline, adversely affecting a fund's performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund's holdings of ETF shares at the most optimal time, adversely affecting the fund's performance.

Preferred Stock. Each fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer's failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer's future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and are usually treated as such for income tax purposes.

Real Estate Investment Trusts ("REITs").Each fund may invest in REITs. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Warrants and Rights. Each fund may invest in warrants and rights. Rights are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The market price of warrants is usually significantly less than the current market price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock. All funds currently do not intend to invest more than 5% of their respective net assets in rights or warrants.
Debt Securities:
Debt Securities.Each fund may invest in debt securities which will fluctuate in value based upon changes in interest rates and the issuer's credit quality. Also, the value of a fund's investments in debt securities will change as prevailing interest rates change. Generally, the prices of fixed income securities move inversely to interest rates. For example, the value of a fund's fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Depending upon the particular amount and type of fixed income securities holdings of a fund, these changes may impact the net asset value ("NAV") of a fund's shares.

Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the "Federal Reserve") has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market ("Quantitative Easing"). The Federal Reserve has halted Quantitative Easing, and while as of date of this SAI interest rates are at or near historic lows, they may rise significantly and/or rapidly.. These policy changes may result in substantial losses to a fund and expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund's investments and share price to decline. A fund that invests in derivatives tied to fixed income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a fund experiences high redemptions because of these policy changes, a fund may experience increased portfolio turnover, which will increase the costs that a fund incurs and may lower a fund's performance. The liquidity levels of a fund's portfolios may also be affected.

Corporate Debt Obligations. Each fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. Please see the discussions of "Investment Grade" and "Lower Rated" securities below for additional information.
Investment Grade and Lower Rated Securities:
Investment Grade Securities. Each fund may invest in debt securities rated investment grade. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds. Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund's best interest.

Lower Rated / High Yield Securities. Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth and Smaller Company may invest in debt securities rated below investment grade. These securities are commonly referred to as "high yield securities" or "junk bonds" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities. International Stock, Investment Grade Bond, Mid Cap Growth, Mid Cap Stock, Small Cap Growth and Smaller Company currently do not intend to invest more than 5% of their respective net assets in lower rated/high-yield securities.
Risk Factors of Lower Rated / High Yield Securities:
Interest Rate and Economic Risk. As with all debt securities, the market values of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities will also fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund's NAV. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its NAV and performance adversely during such times.
In a declining interest rate market, if an issuer of a high yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a fund's investment portfolio and its portfolio manager's careful analysis of prospective investment portfolio securities should help reduce the impact of a decrease in value of a particular security or group of securities in the fund's investment portfolio.
Securities Ratings and Credit Ratings. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer's credit rating may cause that issuer's high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.
A fund's portfolio manager continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund's portfolio manager primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay interest, sensitivity to economic conditions and other factors in its determination. See Appendix B for a description of corporate debt ratings.
Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public's perception of the junk bond market. A Trust's Board of Trustees ("Board") or portfolio manager may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors could reduce the market value of high yield securities held by a fund.
Municipal Obligations:
General Description. Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax but may be an item of tax preference for purposes of the federal alternative minimum tax. A fund will rely on an opinion of the issuer's bond counsel at the time municipal obligations are issued to determine their tax-exempt status.
There are many different types of municipal obligations. The principal types include "general obligation" securities, which are backed by a municipality's full taxing power, and "revenue" securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds ("PABs"), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) "anticipation notes," which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
A municipal obligation's value depends on the issuer's continuing payment of interest and principal when due or, in the case of PABs, the revenues generated by the facility financed by the bonds. An increase in interest rates generally will reduce the value of a fund's investments in municipal obligations, while a decline in interest rates generally will increase that value.
Short-Term Money Market Instruments:
Bankers' Acceptances.Each fund may invest in bankers' acceptances. A bankers' acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument's marketability is affected primarily by the reputation of the accepting bank and market demand.
Growth & Income and Investment Grade Bond may invest in bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. These funds may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC").
Certificates of Deposit ("CDs"). Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.
Commercial Paper. Each fund may invest in commercial paper which is rated Prime‑1 or Prime‑2 by Moody's Investors Service, Inc. ("Moody's"), or A‑1 +, A‑1 or A‑2 by Standard and Poor's ("S&P"), or F1+, F1 or F2 by Fitch Ratings Ltd. ("Fitch"). In difficult market environments, commercial paper may be subject to liquidity risk. Also, because it is an unsecured promissory note issued by a company, commercial paper is subject to issuer risk.

Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements. Each fund may invest up to 20% of its net assets in repurchase agreements in accordance with the guidelines and procedures established by the Board. A fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government Securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its portfolio manager to present minimal credit risks.
Reverse Repurchase Agreements. Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement becomes bankrupt or insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities. During that time, a fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund's limitation on borrowing.
U.S. Government Securities:
U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.
Zero Coupon Securities:
Zero Coupon Securities and Pay-In-Kind Bonds. Growth & Income and Investment Grade Bond may invest in zero coupon securities. The market value of zero coupon securities generally is more volatile than the value of securities that pay interest periodically and is likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value. Although zero coupon securities generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers.
Pay-in-kind bonds allow the issuer the option to pay cash at a specified coupon payment date or to provide the holder of the security with a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
The Internal Revenue Code of 1986, as amended ("Code"), requires the holder of a zero coupon security and certain other securities acquired at a discount (such as Brady Bonds), as well as pay-in-kind bonds, to accrue income with respect to these securities prior to the receipt of cash payments. See "Taxes."
Pass-through Securities:
Mortgage-Backed Securities. Each fund may invest in debt securities backed by pools of various types of mortgages. The fund may invest in pass-through securities issued by private, governmental and governmental-related agencies, as well as collateralized mortgage obligations ("CMOs"). Principal and interest payments made on the underlying mortgages or mortgage pools are "passed through" to investors. Mortgage-backed securities may be issued by U.S. Government or its agencies, including, but not limited to, the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Mortgage-backed securities issued by private entities have similar structures, but are not guaranteed by a government agency.
In September 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2014, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to the Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship." FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Asset-Backed Securities. Each fund may invest in securities that are backed by other assets, such as automobile loans, consumer loans, credit cards, and equipment leases. Asset-backed securities are subject to the risk of premature pre-payment of principal which can change their effective maturities. These securities are also sensitive to changes in interest rates, the financial situation of the issuer, and the credit quality of the underlying collateral.
Foreign Securities Exposure:
Depositary Receipts. Each fund may invest in sponsored or unsponsored European Depositary Receipts ("EDRs"), Fiduciary Depositary Receipts ("FDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Special Drawing Rights ("SDRs") or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, "Depositary Receipts").
Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
American Depositary Receipts ("ADRs"). Each fund may invest in both sponsored and unsponsored ADRs. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
Euro/Yankee Bonds. International Stock and Investment Grade Bond may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. ("Yankee bonds"). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.
Eurodollar Certificates. Growth & Income and Investment Grade Bond may purchase CDs issued by foreign branches of domestic and foreign banks. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

Foreign Securities. Each fund may invest in foreign equity securities. In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter ("OTC") markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the U.S. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, custodial issues, political or financial instability or diplomatic and other developments that could affect such investments. Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.
Each fund may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.Compared to the U.S. and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Their economies may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates.
No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its portfolio manager, such restrictions are likely to be imposed. However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.
Because investments in foreign companies usually involve currencies of foreign countries and because the funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. Each fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates, Capital Appreciation, Growth & Income and International Stock may enter into contracts to purchase or sell foreign currencies at a future date (a "forward currency contract" or "forward contract"). When deemed appropriate by the portfolio managers, each fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund's foreign currency exposure back into the U.S. dollar. The risks for forward contracts and hedging are discussed below.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description. Each fund, except Small Cap Growth, may use certain financial instruments, which may include futures contracts (sometimes referred to as "futures"), options, options on futures, swaps and non-deliverable forward currency contracts ("Derivatives").
In addition, the funds expect to discover new opportunities in connection with such instruments and, as these new opportunities may become available and regulatory authorities broaden the range of permitted transactions, a fund's portfolio manager may utilize these opportunities to the extent it is consistent with a fund's investment objective(s) and permitted by the fund's investment limitations and applicable regulatory authorities. (For purposes of this discussion, such new opportunities are included in the defined term Derivatives.) Although a fund may be permitted to use a variety of Derivatives, each fund presently intends to purchase, sell and use for hedging or investment purposes those Derivatives as specified and discussed in the sections that follow.
CFTC Regulation.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive statutory reform of the regulation of Derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled (or "cleared").
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the Funds, had been excluded from regulation as commodity pool operators ("CPOs") pursuant to Commodity Futures Trading Commission (the "CFTC") Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a registered investment company's commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of a fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. A fund's ability to use these instruments may also be limited by tax considerations.
Special Risks of Hedging Strategies. The use of Derivatives involves special considerations and risks, as described below. Risks pertaining to particular Derivatives are described in the sections that follow.
(1) Successful use of most Derivatives depends upon a portfolio manager's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each fund's portfolio manager is experienced in the use of Derivatives, there can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative and price movements of the investments being hedged. For example, if the value of a Derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivatives are traded. The effectiveness of hedges and using Derivatives on indices will depend on the degree of correlation between price movements in the Derivative and price movements in the securities being hedged.
To compensate for imperfect correlation, a fund may purchase or sell Derivatives in a greater dollar amount than the hedged investment if the volatility of the hedged investment is historically greater than the volatility of the Derivatives. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged investment is historically less than that of the Derivatives.
(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its portfolio manager projected a decline in the price of a security in the fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative. Moreover, if the price of the Derivative declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all. Some Derivatives have the potential for unlimited loss, regardless of the size of a fund's initial investment.
(4) As described below, each fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivatives involving obligations to third parties. If a fund were unable to close out its positions in such Derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund. Further, not all Derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty.
Cover for Hedging Strategies. Some Derivatives expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with Commission guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with or on the books of the fund's custodian, in the prescribed amount.
Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Derivative is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover in segregated accounts could impede the adviser's ability to manage the portfolio or the fund's ability to meet redemption requests or other current obligations.

Options:
Each fund, except Small Cap Growth, may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices and currencies. However, Growth & Income and Investment Grade Bond may only purchase and write call options on securities as discussed below. Certain risks and special characteristics of these strategies are discussed below.
Risks of Options Trading. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.
Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."
Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."
A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, a fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.
In considering the use of options, particular note should be taken of the following:
(1) Options on securities and options on securities indices are treated as securities for purposes of CFTC regulation (as discussed above under "CFTC Regulation"). Accordingly, a fund's positions in such options would not be counted against the de minimis limits in CFTC Regulation 4.5 However, a fund's positions in options on futures contracts, if applicable, would be counted against such de minimis limits, unless used only for bona fide hedging.
(2) The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund's portfolio manager's ability to forecast the direction of price fluctuations in the underlying instrument.
(3) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
(4) A position in an exchange‑traded option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-traded options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.
With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.
(5) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.
(6) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.
Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time a fund learns it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.
If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
As noted above, Growth & Income and Investment Grade Bond may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its portfolio manager believes the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. For each of Growth & Income and Investment Grade Bond, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets. The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.
Futures:
All futures contracts are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under "CFTC Regulation"). Thus, a fund's futures positions will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.

Risks of Futures Trading. Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial purchase (sale) of the futures contract exceeds the price of the offsetting sale (purchase), the seller earns the difference and realizes a gain. Conversely, if the price of the offsetting purchase (sale) exceeds the price of the initial sale (purchase), the seller realizes a loss.
A fund is required to maintain margin deposits in connection with its transactions in futures contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If a fund has market exposure on an open futures contract, the broker will require the fund to deposit variation margin. Conversely, if a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.
Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day. The daily price limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting persons trading such futures contracts to substantial losses.
Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a portfolio manager may still not result in a successful transaction.
Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Foreign Currency Hedging Strategies. International Stock and Investment Grade Bond may use options and futures on foreign currencies. Options traded on a board of trade and futures on foreign currencies are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under "CFTC Regulation"). Thus, a fund's trading in such interests will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.
Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A fund might seek to hedge against changes in the value of a particular currency when no Derivatives on that currency are available or such Derivatives are more expensive than certain other Derivatives. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Derivatives on another currency or basket of currencies, the values of which its portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of Derivatives on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.
Forward Currency Contracts. Each fund, except Small Cap Growth, may enter into forward currency exchange contracts and non-deliverable forwards as discussed below.
Capital Appreciation and Smaller Company may enter into such contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract. A forward currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Non-deliverable forwards ("NDFs") are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the relevant currency and the agreed upon exchange rate, with respect to an agreed notional amount.

International Stock and Investment Grade Bond generally will not enter into a forward currency contract with a term of greater than one year.
Growth & Income, International Stock, Investment Grade Bond and Smaller Company may enter into a forward currency contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency.
Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond and Smaller Company may use forward currency contracts when its portfolio manager wishes to "lock in" the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.
Growth & Income, International Stock and Investment Grade Bond may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.
Capital Appreciation, Growth & Income, International Stock, Investment Grade Bond, Mid Cap Growth and Smaller Company may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the fund's portfolio manager believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward currency contract will not correlate or will correlate unfavorably with the foreign currency being hedged.
Growth & Income, International Stock, Investment Grade Bond and Smaller Company may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its portfolio manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a fund's exposure to foreign currency exchange rate fluctuations.
Forward Currency Exchange Contracts. Forward currency exchange contracts are physically settled through an exchange of currencies. Accordingly, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. In addition, because they are physically settled, they are not treated as commodity interests for purposes of CFTC Regulation 4.5 (discussed above under "CFTC Regulation"). Therefore, a fund's positions in them is not subject to the de minimis limits in CFTC Regulation 4.5.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
A fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a fund's rights as a creditor.
Non-Deliverable Forwards. NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
A fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a fund, and the cost of such strategies may reduce a fund's respective returns.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5. Therefore, funds claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under "CFTC Regulation."
Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.
Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund's options and futures activities may affect its turnover rate and brokerage commission payments, and status under CFTC Regulation 4.5 (as discussed above under "CFTC Regulation"). The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.
Among the transactions into which International Stock may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
International Stock will usually enter into swaps on a net basis. These swaps, caps, floors and collars, which are used for bona fide hedging purposes, are subject to the Funds' asset segregation requirements under the 1940 Act. However, they are not subject to the Funds' borrowing restrictions. In addition, a fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P, Moody's or Fitch or has an equivalent rating from any other Nationally Recognized Statistical Rating Organization or is determined to be of equivalent credit quality by the portfolio manager. If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction.
International Stock may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
International Stock may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, i.e. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

International Stock may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that International Stock must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.
Options on Swap Agreements:
International Stock may enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option, upon the exercise of the option, the fund will become obligated according to the terms of the underlying agreement. Swaptions are deemed to be commodity interests for purposes of CFTC Regulation 4.5 (discussed above under "CFTC Regulation") if the underlying instrument is a swap, which itself would be deemed a commodity interest; therefore, in these circumstances, a fund's swaptions transactions count against the de minimis limits in CFTC Regulation 4.5, unless done for bona fide hedging purposes. However, if the underlying instrument is a security-based swap, which itself would be deemed a security, then the option thereon would be an option on a security that would not count against the de minimis limits in CFTC Regulation 4.5.
Forward Commitments:
Growth & Income, International Stock and Investment Grade Bond may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). However, these funds currently have no intention of engaging in such transactions at this time. A fund may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
Illiquid and Restricted Securities:
Each fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The funds presently have no intention of investing more than 5% of their respective assets in illiquid securities. OTC options and their underlying collateral are currently considered to be illiquid investments. Growth & Income, Investment Grade Bond, Mid Cap Stock and Smaller Company may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by these funds. The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.

The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Not all restricted securities are deemed illiquid for the purposes noted in this section. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A under the 1933 Act, establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices. These securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.
Other Investment Practices:
When-Issued and Delayed Delivery Transactions. International Stock may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when International Stock anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When International Stock purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the custodian and to maintain in that account cash, U.S. Government Securities or other high grade debt obligations in an amount equal on a daily basis to the amount of International Stock's when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. International Stock will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, International Stock may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed delivery securities, International Stock will meet their obligations from the available cash flow and/or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than International Stock's payment obligation).
At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when‑issued or forward or firm commitment securities will be established and maintained with the Trust's Custodian or on the fund's books and records and will be marked-to-market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated account and/or from available cash flow. When‑issued and forward commitment securities may be sold prior to the settlement date. The fund will engage in when‑issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.
If the fund disposes of the right to acquire a when‑issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances prior to the settlement date, the third‑party seller of when‑issued or forward commitment securities may determine that it will be unable to meet its existing transaction commitments without borrowing securities. In the event that it is advantageous from a yield perspective, the fund may agree to resell its purchase commitment to the third‑party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to "roll over" its purchase commitment, the fund may receive a negotiated fee.
Loans of Portfolio Securities. Each fund may loan portfolio securities to qualified broker-dealers. The collateral for a fund's loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Securities loans involve some risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a fund's income through investment of the cash collateral in short-term interest bearing obligations.
Selling Securities Short. Each fund may sell securities short if they own or have the right to obtain like securities of an amount equivalent to those sold short without incurring any additional costs. Transactions in swaps, options, future and forward contracts not involving short sales are not considered to be selling securities short.
Temporary Defensive Purposes. For temporary defensive purposes during anticipated periods of general market decline, each fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers' acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody's or Fitch. For a description of S&P, Moody's and Fitch's commercial paper and corporate debt ratings, see Appendix B. Each fund may also take positions that are inconsistent with its principal investment strategies.
In addition, for temporary defensive purposes, International Stock may invest all or a major portion of its assets in: (1) foreign debt securities; (2) debt and equity securities or U.S. issuers; and (3) obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities.
Cyber Security:
The funds, and their service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the funds or their investment adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the funds' ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. The funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the funds may invest, which could result in material adverse consequences for such issuers, and may cause the funds' investment in such companies to lose value.
B. Industry Classifications
For purposes of determining industry classifications, each fund relies primarily upon classifications published by Bloomberg L.P. If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Eagle Asset Management, Inc. ("Eagle") may designate an appropriate Bloomberg L.P. industry classification. In addition, if any Bloomberg L.P. classifications are determined by Eagle to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.
III. INVESTMENT LIMITATIONS
A. Fundamental Investment Policies for All Funds
In addition to the limits disclosed above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Borrowing. The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities.The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Concentration.
All funds except International Stock Fund: Except for any fund that is 'concentrated' in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
International Stock Fund: The fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities, as well as tax-

exempt securities of other investment companies that provide exposure to such entities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Diversification.Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a fund's total assets would be invested in the securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer.
Loans, Repurchase Agreements and Loans of Portfolio Securities.The funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate.The funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Senior Securities.  The funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Underwriting.The funds may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
B. Non-Fundamental Investment Policies
The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.
Investing in Illiquid Securities. Each fund may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Investing in Investment Companies. Each fund may invest in securities issued by other investment companies as permitted by the 1940 Act.
C. Exception
Option Writing. Small Cap Growth may not write put or call options.
Pledging. Capital Appreciation may not pledge any securities except that it may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV. NET ASSET VALUE
The NAV per share of each class of shares is separately determined daily as of the close of regular trading (typically 4 p.m. Eastern time or earlier closing time that day) on the New York Stock Exchange (the "NYSE") each day the NYSE is open for business (each a "Business Day"). The NYSE normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The funds value securities or assets held in their portfolios as follows:

Equity Securities. A security listed or traded on the NYSE is valued at its last sales price at the close of the principal exchange on which it is traded. A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices. If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.
Fixed Income Securities. Short-term debt securities with a remaining maturity of sixty (60) days or less as of the valuation date shall be valued at cost with accrued interest or discount earned included in interest receivable. Generally, debt securities with a remaining maturity of more than sixty (60) days shall be valued at representative quoted prices as provided by an independent pricing service. If the validity of pricing information on fixed income securities provided by pricing services appears to be unreliable, then broker supplied quotes may be used to value those securities.

A newly issued fixed income security acquired by a fund at issuance may be priced at cost for up to one business day after its issuance if a market price is not available from an approved pricing service.

Options and Futures. Options and futures positions are valued based on market quotations. Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the security will be valued in good faith by the Valuation Committee. Market quotations generally will not be available for options traded in the OTC market.

Foreign Assets. Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily NAV of each class. Foreign currency exchange rates generally are determined as of the close of regular trading on the NYSE. Occasionally, a "significant event" affecting the value of foreign securities occurs between the time at which they are determined and the close of regular trading on the NYSE; such events will not be reflected in a computation of the fund's NAV. If a "significant event" materially affecting the value of such securities or assets occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by Eagle or a third-party under procedures established by and under the general supervision and responsibility of the Board. The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.
Fair Value Estimates. In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, such securities will be valued by the Valuation Committee consistent with procedures established by and under the general supervision and responsibility of the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.
The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds' close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds' NAVs per share are not calculated. The funds calculate NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds' NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.
V. INVESTING IN THE FUNDS
Each class of shares are sold at their next determined NAV on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."
VI. INVESTMENT PROGRAMS
A. Retirement Plans
Eagle IRA.An individual who earns compensation and has not reached age 70½ before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited deductible contributions to an IRA through the purchase of fund shares ("Eagle IRA"). A separate agreement is required to establish an Eagle IRA. An Eagle IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on an Eagle IRA, please contact Eagle.

The Code limits the deductibility of IRA contributions to a certain maximum. Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible "catch-up" contributions up to a certain maximum per year. These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code and adjusted for inflation annually) is not affected by the spouse's active participant status. The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible and withdrawals from it generally will not be taxable.

Other Retirement Plans. Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.
Class R-6 Shares. Class R-6 shares generally are available only to qualified retirement plans (defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans that invest a minimum of $1,000,000 in plan assets in the funds, although Eagle may waive the minimum at its discretion. Purchases may be made through plans in which the employer, plan sponsor or other administrator ("Plan Administrator") has entered into an agreement with the funds' Distributor, Eagle Fund Distributors, Inc. ("EFD" or the "Distributor"). Class R-6 shares also are generally only available to plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Initial and subsequent investment minimums for individual investors are set by the Plan Administrator. Class R-6 shares are not available directly to individual investors, retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs or Coverdell education savings accounts. Plan participants should contact the Plan Administrator to consider purchasing these shares.

B. Rights of Accumulation
Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the prospectus by combining purchases of Class A and Class C shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 purchasing Class A or Class C shares for his or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A "purchase" also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Eagle Mutual Fund that distributes its shares subject to a sales charge.
The applicable Class A shares initial sales charge will be based on the total of:
(i)	the investor's current purchase;
(ii)	the NAV (at the close of business on the previous day) of (a) all Class A and Class C shares of a fund held by the investor and (b) all Class A and Class C shares of any other Eagle Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including shares in a money market fund advised or offered by Eagle acquired by exchange); and
(iii)	the NAV of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."
To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the funds' transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.
C. Class A Letter of Intent
Investors may also obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A and Class C shares of any fund managed by the Manager. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Eagle Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction. Shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend their Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.
VII. REDEEMING SHARES
The methods of redeeming shares are described in the section of the Prospectus entitled "How to Sell Your Investment."
A. Receiving Payment
If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.

If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank ("Financial Advisor") or Plan Administrator, the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received). Payment for shares redeemed normally will be made by the fund after settlement to the Distributor, a Financial Adviser or a Plan Administrator on the next business day.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, a Plan Administrator or to the funds.

For the funds to process a redemption request, it must be in "good order." Good order means that Eagle has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:

•	The shareholder's name,
•	The name of the fund,
•	The account number,

•	The share or dollar amount to be redeemed, and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent's verification procedures before they are considered in good order. A request is not considered to be in "good order" by the funds until it meets these requirements.

Each fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission. In the case of any such suspension, the shareholder or Plan Administrator may either withdraw the request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, each fund reserves the right to redeposit those funds in any deposit account registered to the shareholder or Plan Administrator.
The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the Commission, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the Commission may by order permit for the protection of the holders of a class of shares.
B. Telephone Transactions
Shareholders of Class A, C and I may redeem shares by placing a telephone request to a fund. Shareholders of Class R-3, R-5 and R-6 shares should call their Plan Administrator to redeem shares. A fund, Eagle, the transfer agent, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Eagle, the transfer agent, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.
C. Systematic Withdrawal Plan
Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. Should a CDSC apply, the liquidation will be the requested amount, less any applicable charges. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the funds' satisfaction, that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid by contacting the funds and no charges shall apply.
Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the funds. The funds, Eagle, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.
A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.
Ordinarily, a shareholder should not purchase additional Class A shares of a fund, if maintaining a Systematic Withdrawal Plan of Class A shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under each fund's Automatic Investment Plan.
D. Waiver of CDSC
The CDSC is currently waived for: (1) any partial or complete redemption in connection with a distribution, without penalty, under Section 72(t) of the Code from a qualified retirement plan, including a self-employed individuals retirement plan (a "Keogh Plan") or IRA upon attaining age 70½; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with their spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) any redemption of shares to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; and (5) any redemption of shares to close out shareholder accounts that do not comply with the minimum balance requirements.

E. Redemptions-in-Kind
A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund's NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines NAV. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption-in-kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.
F. Frequent Purchases and Redemptions of Fund Shares
"Market timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Eagle has no formal or informal arrangements to allow customers to frequently trade in the funds. Eagle and its service providers monitor trading activity in the funds in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Eagle has adopted a Market Timing Policy, described in the funds' Prospectus, to deter such activity.
VIII. EXCHANGE PRIVILEGE
An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from Class A, C, or I shareholders, or from Plan Administrators, for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE's next trading day.
Each fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time. In addition, each Eagle Mutual Fund may terminate this exchange privilege upon 60 days' notice.
IX. DISCLOSURE OF PORTFOLIO HOLDINGS
The funds' policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information. To this extent, neither the funds nor Eagle will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the funds' Chief Compliance Officer ("CCO") or as described below.
Each fund's top 20 portfolio holdings will be posted on the funds' website no earlier than 5 business days after a calendar month's end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the funds' shareholders no earlier than 5 business days after a calendar quarter's end. In addition, each fund's portfolio holdings are reported on Form N-Q for its first and third fiscal quarter and are reported on Form N-CSR for its semiannual and annual periods. See the Prospectus under "Account and Transaction Policies" for more information regarding public disclosure of the funds' portfolio holdings.
The funds' Board, officers and certain Eagle employees have regular access to the funds' portfolio holdings. In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Eagle's Code of Ethics, all Eagle personnel must annually certify compliance with the funds' policy. Specifically, Eagle's Code of Ethics prohibits employees from revealing non-public information other than to: (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis. The CCO may approve access to the funds' portfolio holdings by other persons in Eagle for a limited period of time upon determining that the access is in the best interest of the funds' shareholders.
Certain employees of the funds' subadvisers also have regular access to the funds' portfolio holdings and must protect the confidentiality of the funds' portfolio holdings. The funds, Eagle and the subadviser are prohibited from entering into any arrangement to disclose the funds' portfolio holdings for any type of consideration.

The CCO may provide an entity including the funds' subadviser and custodians ("Authorized Service Provider") with access to a fund's portfolio holdings more frequently than is publicly available after the CCO's determination that such access serves a legitimate business purpose. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.
Pursuant to arrangements with third-party vendors, Eagle provides the funds' portfolio holdings information to Asset Management Services, Inc., Lipper Analytical Services Corporation, Morningstar, Bloomberg, Standard & Poor's, Thompson Financial Services, Inc., ISS' Securities Class Action Services, GainsKeeper, Ernst & Young (EY PFICDATABASE Portfolio Scanner services) and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.
The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO's response will be documented in writing, provided to Eagle's compliance department for approval and posted on the funds' website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds' website. All ad hoc disclosure requests will be reported to the funds' Board at its next meeting.
In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds' shareholders and Eagle, a subadviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Trustees who are not interested persons of a fund, as defined in the 1940 Act ("Independent Trustees") or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.
The CCO will make an annual report to the funds' Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.
X. TAXES
General. Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code ("RIC"). By so qualifying, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (b) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trade or business (each, a "Diversification Requirement").
If a fund failed to qualify for treatment as a RIC for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income Requirement or Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund's earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a "non-corporate shareholder"), all or part of those dividends may be Qualified Dividend Income (defined below)). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Disposition of Fund Shares and Distributions. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Eagle Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange and, by January 31 of the calendar year following the year of that disposition, acquires Class A shares of that fund or of another Eagle Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In those cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which will be adjusted for inflation annually.
If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

Dividends from a fund's investment company taxable income, whether received in cash or in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, attributable to the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year ("Qualified Dividend Income"), may be eligible to be taxed at the 15%/20% maximum federal income tax rates for non-corporate shareholders mentioned above. In addition, the availability of those rates is subject to satisfaction by the fund, and the shareholder with respect to the shares on which the dividends are paid, of certain holding period and other restrictions. A portion of a fund's dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions; however, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of a fund's net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. Shareholders receive federal income tax information regarding dividends and other distributions after the end of each year.
Basis Election and Reporting. A shareholder's basis in shares of a fund that he or she acquires after December 31, 2011 ("Covered Shares"), will be determined in accordance with the fund's default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The method a fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of fund shares, each fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Income from Foreign Securities. Dividends and interest a fund receives and gains it realizes on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If more than 50% of the value of International Stock's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources ("Foreign-Source Income") as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income. If International Stock makes this election, it will report to its shareholders shortly after each taxable year their respective shares of Foreign-Source Income and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign-source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
Each fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on Qualified Dividend Income.
If a fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each fund may elect to mark-to-market its stock in any PFIC and, in such event, would be required to distribute to its shareholders any mark-to-market gains in accordance with the Distribution Requirement. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a fund acquires shares therein. While each fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and each fund reserves the right to make such investments as a matter of its investment policy.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.
Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.
Some futures, foreign currency contracts and "nonequity options" (i.e., certain listed options, such as those on a broad-based securities index) - but excluding any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a fund may invest will be subject to section 1256 of the Code ("Section 1256 Contracts"). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be marked-to-market for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

If a fund has an "appreciated financial position" – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount Securities. Growth & Income and Investment Grade Bond each may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, such a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each such fund must include in its gross income each taxable year the securities it receives as "interest" on pay-in-kind securities during the year. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.
Investments in REITs. Each fund may invest in REITs. A fund's investment in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a fund distributes those amounts, that distribution could constitute a return of capital to the fund's shareholders for federal income tax purposes. Dividends a fund receives from a REIT generally will not constitute Qualified Dividend Income. A fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.
* * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the federal tax treatment described above.
XI. SHAREHOLDER INFORMATION
Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As Massachusetts business trusts, Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust are not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a fund's operation and for the election of Trustees under certain circumstances. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

XII. FUND INFORMATION
A. Management of the Funds
Board of Trustees. The funds are governed by the Board of Trustees. The Board is responsible for and oversees the overall management and operations of each Trust and the funds, which includes the general oversight and review of the funds' investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the funds. The Board oversees the funds' officers and service providers, including Eagle, which is responsible for the management of the day-to-day operations of the funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Eagle personnel, and the funds' Chief Compliance Officer, who reports directly to the Board. The Board also is assisted by the funds' independent auditor (who reports directly to the funds' Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trusts and the funds, the Board oversees the management of risks relating to the administration and operation of the Trusts and the funds. Eagle, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management for the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trusts and the funds.
In general, a fund's risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trusts and the funds. In addition, under the general oversight of the Board, Eagle, the funds' subadviser and other service providers to the funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, Eagle, as manager of the funds, oversees and regularly monitors the investments, operations and compliance of the funds' subadviser.
The Board also oversees risk management for the Trusts and the funds through review of regular reports, presentations and other information from officers of the funds and other persons. The funds' CCO and senior officers of Eagle regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Eagle and the funds' subadviser with respect to the funds' investments. In addition to regular reports from Eagle, the Board also receives reports regarding other service providers to the funds, either directly or through Eagle or the funds' CCO, on a periodic or regular basis. At least annually, the Board receives a report from the funds' CCO regarding the effectiveness of the funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Eagle and the funds' subadviser in connection with the Board's consideration of the renewal of: (1) each of the Trusts' agreements with Eagle and the funds' subadviser; (2) the Trusts' agreements with EFD; and (3) the Trusts' distribution plans under Rule 12b-1 under the 1940 Act.
The CCO also reports regularly to the Audit Committee on fund valuation matters. In addition, the Audit Committee receives regular reports from the funds' independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the funds' CCO to discuss matters relating to the funds' compliance program.
Board Structure and Related Matters
Board members who are not "interested persons" of the funds as defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees") constitute more than three-quarters of the Board. In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the funds.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees. The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the funds' independent auditors, subject to approval of the Audit Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chairman and Board committees, is appropriate for the funds in light of, among other factors, the asset size and nature of the funds, the number of funds overseen by the Board, the arrangements for the conduct of the funds' operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management's presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.
Background of Trustees and Officers. The following is a list of the Trustees of the Trusts with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), the Distributor or Eagle, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. Each Trustee serves as Trustee on the Boards of three investment companies in the Eagle Mutual Fund complex: Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, consisting of a total of eight portfolios. The principal address of each Trustee and Officer is P.O. Box 33022, St. Petersburg, Florida 33733-8022.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Directorships of Other Public Companies
Interested Trustee(b):
J. Cooper Abbott (1969) Trustee since 2012	Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Director of ClariVest Asset Management LLC since 2012; Senior Vice President, Institutional Sales of Eagle 2007-2009; Director, Asset Management Services since 2005	9	N/A
Independent Trustees:
Keith B. Jarrett, PhD (1948) Trustee since 2005	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	9	Safeguard Scientific, Inc.
Lincoln Kinnicutt (1944) Trustee since 2006	Retired since 2002; Managing Director, Goldman Sachs 1997-2002	9	N/A
William J. Meurer (1943) Trustee since 2003	Private investor and financial consultant since 2000	9	Sykes Enterprises, Inc. (c); Walter Investment Mgmt. Corp.; LifeLink Foundation (private)
Liana O'Drobinak (1963) Trustee since 2014	Managing Member, Bay Consulting Partners, LLC since 2010; Board Member, Florida Prepaid College Board, 2012-2014; Board Member, Health Insurance Innovations, Inc., 2/2013-10/2013	9	N/A
James L. Pappas, PhD (1943) Trustee since 1989; Chairman of the Board of Trustees since 2012	Private investor; Lykes Professor of Banking and Finance at University of South Florida 1986 - 2006; President, Graduate School of Banking, at the University of Wisconsin 1995 - 2005	9	Walter Investment Mgmt. Corp.

Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant; Principal, Lazure Enterprises, since 2013; Director, ethiKids, Inc. (child development) 2009-2011; Founder and Board Member, Creative Tampa Bay (community networking) 2003-2009; Deans' Advisory Board, College of Arts and Sciences, University of Memphis since 2002	9	N/A
(a)	Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.
(b)	Mr. Abbott is an "interested" person of the Trust as that term is defined by the 1940 Act. Mr. Abbott is affiliated with ClariVest, EFD, Eagle and RJF.
(c)	Sykes Enterprises, Inc. is a technical support company.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
J. Cooper Abbott: Mr. Abbott has extensive experience in the investment management business, including as Co-Chief Operating Officer of Eagle. In addition, he acquired specialized knowledge of investment management matters while serving as Director of Asset Management Services of RJF and Senior Vice President of Institutional Sales of Eagle.
Keith B. Jarrett: Dr. Jarrett has extensive financial and organizational management experience, including as founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.
Lincoln Kinnicutt: Mr. Kinnicutt has extensive financial experience as Managing Director of a global investment banking and securities firm and multiple years of service as a Trustee.
William J. Meurer: Mr. Meurer has extensive financial and organizational management experience as a managing partner with a large public accounting firm, service as a director of numerous public and private companies, service as a trustee of a hospital and multiple years of service as a Trustee.
Liana O'Drobinak: Ms. O'Drobinak has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board.
James L. Pappas: Dr. Pappas has extensive financial experience as a professor of banking, economics and finance at public universities, President of a graduate school of banking and multiple years of service as a Trustee.
Deborah L. Talbot: Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.

Board Committees
The funds have an Audit Committee, consisting of Dr. Jarrett, Mr. Meurer and Dr. Pappas. The members of the Audit Committee are not "interested" persons of the funds (as defined in the 1940 Act). Mr. Meurer serves as Chairman of the Audit Committee and is the funds' designated Audit Committee Financial Expert. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the funds' independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements. The Audit Committee met five times during the most recent fiscal year.

The funds also have a Compliance Committee, consisting of Mr. Kinnicutt, Dr. Talbot and Ms. O'Drobinak, each of whom is an Independent Trustee. Dr. Talbot serves as Chairman of the Compliance Committee. The Compliance Committee met four times during the last fiscal year. The primary responsibilities of the Compliance Committee are: to oversee the funds' compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management's implementation and enforcement of the funds' compliance policies and procedures.

The funds also have a Nominating Committee, consisting of Dr. Jarrett, Mr. Kinnicutt, Mr. Meurer, Dr. Pappas, Dr. Talbot and Ms. O'Drobinak, each of whom is an Independent Trustee. The Nominating Committee met one time during the most recent fiscal year. The Nominating Committee's primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates. In determining potential candidates' qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Nominating Committee at an address to be maintained by the fund for this purpose. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate's business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance.

The funds also have a Qualified Legal Compliance Committee, consisting of Dr. Jarrett, Mr. Meurer, Dr. Pappas and Dr. Talbot, each of whom is an Independent Trustee. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year. The primary responsibility of the funds' Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law; or a similar material violation by the funds or by any officer, director, employee, or agent of the funds.

The following table shows the amount of equity securities in the funds owned by the Trustees as of December 31, 2014:

Dollar Range of Equity Securities Owned:
	Interested Trustee	Independent Trustees
	J. Cooper Abbott	Keith Jarrett	Lincoln Kinnicutt	William J. Meurer	Liana O'Drobinak	James L. Pappas	Deborah L. Talbot
Capital Appreciation	$1 - $10,000	$10,001 - $50,000	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Growth & Income	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000	None	$10,001 - $50,000	$10,001 - $50,000
International Stock	$1 - $10,000	$10,001 - $50,000	None	None	None	$1 - $10,000	$1 - $10,000
Investment Grade Bond	$10,001 - $50,000	None	None	$10,001 - $50,000	None	$10,001 – $50,000	$1 - $10,000
Mid Cap Growth	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000	None	$10,001 - $50,000	$50,001 - $100,000
Mid Cap Stock	$10,001 - $50,000	None	None	$10,001 - $50,000	None	$1 - $10,000	$10,001 - $50,000
Small Cap Growth	$10,001 - $50,000	$10,001 - $50,000	Over $100,000	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	$1 - $10,000
Smaller Company	$10,001 - $50,000	None	Over $100,000	$10,001 - $50,000	None	$10,001 - $50,000	$1 - $10,000
Aggregate Dollar Range of Securities in Eagle Family of Funds	Over $100,000	$50,001 - $100,000	Over $100,000	Over $100,000	$10,001 - $50,000	Over $100,000	Over $100,000

The Trustees and officers of the Trusts, as a group, own less than 1% of each class of each fund's shares outstanding. Each Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Effective January 1, 2015, each Trustee of the Eagle Family of Funds who is not an employee of Eagle or its affiliates receives an annual fee of $48,000 and an additional fee of $5,000 for each combined quarterly meeting of the Eagle Family of Funds attended. In addition, each Audit Committee and Compliance Committee member receives $1,000 per meeting (in person or telephonic). The Independent Chairman receives an annual retainer of $25,000, the Audit Committee Chairperson receives an annual retainer of $15,000, and the Compliance Committee Chairperson receives an annual retainer of $15,000. Trustees' fees and expenses are paid equally by each fund in the Eagle Family of Funds. Because Eagle and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. Except for the Chief Compliance Officer, no officer, director or employee of Eagle receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee during the fiscal year ended October 31, 2014:

	Aggregate Compensation from:			Total Compensation From the Trusts and the Eagle Family of Funds(a) Paid to Trustees
Trustee Name	Capital Appreciation	Growth & Income	Series Trust
Interested Trustee:
J. Cooper Abbott	$0	$0	$0	$0
Independent Trustees:
Keith Jarrett	$7,972.22	$7,972.22	$55,805.56	$71,750.00
Lincoln Kinnicutt	$7,861.11	$7,861.11	$55,027.78	$70,750.00
William J. Meurer	$9,166.66	$9,166.66	$64,166.68	$82,500.00
Liana O'Drobinak	$4,138.89	$4,138.89	$28,972.22	$37,250.00
James L. Pappas	$10,749.99	$10,749.99	$75,250.02	$96,750.00
Deborah L. Talbot	$8,972.23	$8,972.23	$62,805.54	$80,750.00

(a)	The Eagle Family of Funds, as of October 31, 2014, consisted of three separate registered investment companies, which included Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, and 8 portfolios of those companies. Eagle Small Cap Stock Fund ("Small Cap Stock"), a portfolio of the Eagle Series Trust, was reorganized into Eagle Smaller Company Fund effective February 20, 2015.

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust's expenses.
The following is a list of the Officers of the Trusts with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), the Distributor or Eagle.
Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
Richard J. Rossi (1956) President since March 2010
President and Co-Chief Operating Officer of Eagle since 2009 and 2007, respectively; Director of ClariVest Asset Management, LLC since 2012; Executive Vice President Eagle 2000-2009; President and Director of EFD 2005-2011; Chief Executive Officer and Director of EFD since 2011

Susan L. Walzer (1967) Principal Executive Officer since 2011	Vice President of Fund Administration since 2011; Chief Compliance Officer of Eagle Family of Funds and Eagle Fund Services, Inc. ("EFS")(b) 2007-2011; Director of Compliance for Eagle 2005-2007
Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2011	Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively

Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since 2011	Manager of Fund Compliance for Eagle since 2011; Director of Compliance for Eagle 2007-2011
______________________________
(a)	Officers each serve one year terms.
(b)	Prior to September 13, 2010, EFS served as the funds' transfer agent.

B. Control Persons and Principal Holders of Securities
Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Listed below are shareholders who owned of record or were known by the funds to own beneficially 5% or more of the outstanding shares of a class of the following funds as of February 4, 2015.
Fund	Class	Name of 5% Shareholder	Percent Ownership
Capital Appreciation	A	Raymond James Omnibus Account St. Petersburg, FL	44.39%
	A	Charles Schwab & Co. San Francisco, CA	6.55%
	A	Pershing LLC Jersey City, NJ	5.95%
Capital Appreciation	C	Raymond James Omnibus Account St. Petersburg, FL	53.94%
	C	Pershing LLC Jersey City, NJ	9.94%
	C	First Clearing LLC Saint Louis, MO	5.17%
Capital Appreciation	I	Pershing LLC Jersey City, NJ	59.61%
	I	DCGT Des Moines, IA	24.83%
Capital Appreciation	R-3	Ascensus Trust Co. FBO The Reis Group 401K Savings Plan Fargo, ND	60.85%
	R-3	Matthew W. Fitzgerald FBO Orchard Made Products Corp 401k Methuen, MA	11.67%
	R-3	DCGT Des Moines, IA	9.31%
	R-3	MG Trust Co. FBO Entitlement Engineering Solutions Denver, CO	5.64%
Capital Appreciation	R-5	US Bank FBO SD Electrical Annuity Plan Milwaukee, WI	62.63%
	R-5	State Street Bank FBO ADP Access Boston, MA	28.82%

	R-5	Nationwide Trust Company Columbus, OH	8.50%
Growth & Income	A	Raymond James Omnibus Account St. Petersburg, FL	36.49%
	A	Morgan Stanley Smith Barney New York, NY	8.30%
	A	Pershing LLC Jersey City, NJ	5.79%
Growth & Income	C	Raymond James Omnibus Account St. Petersburg, FL	51.91%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	18.02%
Growth & Income	I	Raymond James Omnibus Account St. Petersburg, FL	33.50%
	I	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	21.11%
	I	DCGT Des Moines, IA	13.82%
	I	UBS Weehawken, NJ	13.64%
	I	First Clearing LLC Saint Louis, MO	6.99%
Growth & Income	R-3	DCGT Des Moines, IA	51.47%
	R-3	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	20.78%
	R-3	Great West Trust Company Greenwood Village, CO	6.85%
	R-3	Mid Atlantic Trust Company FBO Gordon H Zuerndorfer MD PA 401K Pittsburgh, PA	5.03%
Growth & Income	R-5	DCGT Des Moines, IA	92.51%
Growth & Income	R-6	NFS LLC FEBO Karen I Petersen Revocable Trust Excelsior, MN	55.96%
	R-6	Reliance Trust Company FBO Walton & Adams Atlanta, GA	40.00%
International Stock	A	Raymond James Omnibus Account St. Petersburg, FL	56.33%
	A	Eagle Asset Management, Inc. St. Petersburg, FL	24.00%
International Stock	C	Raymond James Omnibus Account St. Petersburg, FL	77.70%
International Stock	I	Raymond James Omnibus Account St. Petersburg, FL	15.46%
	I	Robert W Baird & Co Inc Milwaukee, WI	15.20%
	I	Robert W Baird & Co Inc Milwaukee, WI	13.40%
	I	Robert W Baird & Co Inc Milwaukee, WI	11.45%
	I	Pershing LLC Jersey City, NJ	11.24%

	I	Stifel Nicolaus & Co Inc Gary J Cantrell Saint Louis, MO	6.88%
International Stock	R-3	Eagle Asset Management, Inc. St. Petersburg, FL	100.00%
International Stock	R-5	Eagle Asset Management, Inc. Saint Petersburg, FL	100.00%
International Stock	R-6	Eagle Asset Management, Inc. Saint Petersburg, FL	100.00%
Investment Grade Bond	A	Raymond James Omnibus Account St. Petersburg, FL	79.64%
Investment Grade Bond	C	Raymond James Omnibus Account St. Petersburg, FL	86.53%
Investment Grade Bond	I	Raymond James Omnibus Account St. Petersburg, FL	75.84%
	I	UBS Weehawken, NJ	10.13%
Investment Grade Bond	R-3	MG Trust Co. FBO West Michigan Grinding Service, Inc. Denver, CO	85.90%
	R-3	Raymond James & Assoc Inc FBO Eagle Asset Management, Inc. Saint Petersburg, FL	9.43%
Investment Grade Bond	R-5	Raymond James & Assoc Inc FBO Eagle Asset Management, Inc. Saint Petersburg, FL	100.00%
Mid Cap Growth	A	Raymond James Omnibus Account St. Petersburg, FL	22.62%
	A	DCGT Des Moines, IA	8.21%
	A	Charles Schwab & Co. San Francisco, CA	6.84%
	A	Nationwide Trust Co. Columbus, OH	6.79%
Mid Cap Growth	C	Raymond James Omnibus Account St. Petersburg, FL	53.46%
	C	Pershing LLC Jersey City, NJ	6.66%
Mid Cap Growth	I	UBS Weehawken, NJ	23.75%
	I	DCGT Des Moines, IA	13.82%
	I	Charles Schwab & Co. San Francisco, CA	10.50%
	I	NFS Covington, KY	7.28%
	I	LPL Financial San Diego, CA	5.09%
Mid Cap Growth	R-3	DCGT Des Moines, IA	57.78%
	R-3	State Street Bank FBO ADP Access Boston, MA	18.72%
	R-3	NFS LLC FEBO State Street Bank Trust Co. Harrison, NY	5.39%

Mid Cap Growth	R-5	Wells Fargo Bank Charlotte, NC	34.87%
	R-5	DCGT Des Moines, IA	22.96%
	R-5	Charles Schwab & Co. San Francisco, CA	10.06%
Mid Cap Growth	R-6	New York Life Trust Company Parsippany, NJ	16.65%
	R-6	NFS LLC FEBO FIIOC Covington, KY	16.51%
	R-6	NFS FEBO Marshall & Ilsley Trust Co Milwaukee, WI	14.86%
	R-6	DCGT Des Moines, IA	11.56%
	R-6	Great-West Trust Co Greenwood Village, CO	6.15%
Mid Cap Stock	A	Raymond James Omnibus Account St. Petersburg, FL	34.71%
	A	Pershing LLC Jersey City, NJ	10.25%
	A	RBC Capital Markets Minneapolis, MN	7.58%
	A	Charles Schwab & Co. San Francisco, CA	5.06%
Mid Cap Stock	C	Raymond James Omnibus Account St. Petersburg, FL	48.61%
	C	RBC Capital Markets Minneapolis, MN	9.36%
	C	Pershing LLC Jersey City, NJ	7.73%
Mid Cap Stock	I	First Clearing LLC Saint Louis, MO	49.37%
	I	RBC Capital Markets Minneapolis, MN	23.68%
	I	LPL Financial San Diego, CA	5.33%
Mid Cap Stock	R-3	ING Life Insurance & Annuity Co. Windsor, CT	50.64%
	R-3	Ascensus Trust Company FBO Krause Moorhead Draisen PA Fargo, ND	10.38%
Mid Cap Stock	R-5	Great-West Trust Company Greenwood Village, CO	19.10%
	R-5	MG Trust Co. FBO Gateway Pharmacy of Phoenix Denver, CO	14.16%
	R-5	MG Trust Co. FBO Rybicki Associates Denver, CO	10.79%
	R-5	MG Trust Co. FBO Dr. Gary Woodall Denver, CO	8.44%

	R-5	Counsel Trust DBA MATC FBO Holly J Carter DDS PA 401K Pittsburgh, PA	7.08%
	R-5	MG Trust Co. FBO Crystal Bioscience Inc Denver, CO	6.55%
	R-5	Mid Atlantic Trust Company FBO Scottco Electric Inc 401K Pittsburgh, PA	6.52%
	R-5	Matrix Trust Company FBO MPB Contractors Inc 401K Denver, CO	5.43%
Mid Cap Stock	R-6	T Rowe Price Owings Mills, MD	64.76%
	R-6	ING Life Insurance & Annuity Co. Windsor, CT	34.43%
Small Cap Growth	A	Raymond James Omnibus Account St. Petersburg, FL	11.18%
	A	DCGT Des Moines, IA	8.10%
	A	Pershing LLC Jersey City, NJ	5.12%
Small Cap Growth	C	Raymond James Omnibus Account St. Petersburg, FL	40.92%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	11.57%
	C	First Clearing LLC Saint Louis, MO	10.77%
	C	Pershing LLC Jersey City, NJ	6.89%
	C	UBS Weehawken, NJ	5.78%
Small Cap Growth	I	NFS LLC FBO FIIOC Covington, KY	21.90%
	I	First Clearing LLC Saint Louis, MO	12.11%
	I	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	8.98%
	I	Charles Schwab & Co. San Francisco, CA	7.68%
	I	Pershing LLC Jersey City, NJ	5.79%
	I	DCGT Des Moines, IA	5.28%
Small Cap Growth	R-3	ING Life Insurance & Annuity Co. Windsor, CT	50.57%
	R-3	DCGT Des Moines, IA	16.51%
	R-3	State Street Bank FBO ADP Access Boston, MA	7.56%
Small Cap Growth	R-5	Great-West Trust Co. Greenwood Village, CO	17.65%
	R-5	NFS LLC FEBO FIIOC Covington, KY	16.29%

	R-5	DCGT Des Moines, IA	10.53%
	R-5	Wilmington Trust FBO City National Corp PS PLAN Phoenix, AZ	9.82%
	R-5	Vanguard Fiduciary Trust Company Wayne, PA	5.36%
Small Cap Growth	R-6	NFS LLC FBO FIIOC Covington, KY	25.12%
	R-6	Wells Fargo Bank Charlotte, NC	15.40%
	R-6	The Northern Trust Company FBO Goodyear Overland Park, KS	12.79%
	R-6	McWood Co. Raleigh, NC	6.71%
	R-6	Wilmington Trust Phoenix, AZ	6.04%
Smaller Company	A	Raymond James Omnibus Account St. Petersburg, FL	57.84%
	A	Pershing LLC Jersey City, NJ	11.51%
Smaller Company	C	Raymond James Omnibus Account St. Petersburg, FL	65.26%
	C	Pershing LLC Jersey City, NJ	11.80%
	C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	5.58%
Smaller Company	I	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	24.56%
	I	T Rowe Price Owings Mills, MD	15.84%
	I	Raymond James Omnibus Account St. Petersburg, FL	13.21%
	I	Charles Schwab & Co San Francisco, CA	9.85%
	I	First Clearing LLC St. Louis, MO	8.59%
Smaller Company	R-3	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	27.35%
	R-3	Ascensus Trust Company FBO The Trustees of Sawgrass Ford Fargo, ND	21.77%
	R-3	DWS Trust Co. FBO William Reisner Corp. 401k Salem, NH	11.17%
	R-3	Mid Atlantic Trust Company FBO Nterone Corporation 401K Pittsburgh, PA	7.48%
	R-3	Mid Atlantic Trust Company FBO Hrizons LLC 401K Pittsburgh, PA	6.55%
	R-3	Morgan Stanley Smith Barney New York, NY	5.63%
	R-3	Pai Trust Company Inc De Père, WI	5.49%

	R-3	Ian Clay FBO Westminster Mint Inc 401K Minneapolis, MN	5.38%
Smaller Company	R-5	Raymond James & Assoc FBO Eagle Asset Management, Inc. Saint Petersburg, FL	98.02%
Smaller Company	R-6	Charles Schwab & Co San Francisco, CA	57.20%
	R-6	Lincoln Retirement Services Company FBO Reading Health System 403b Fort Wayne, IN	22.12%
	R-6	Wells Fargo Bank Charlotte, NC	18.22%

C. Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures ("Proxy Policies") wherein each Trust has delegated to Eagle or a subadviser, as applicable, the responsibility for voting proxies relating to portfolio securities held by each fund as part of their investment advisory services, subject to the supervision and oversight of Eagle. All such proxy voting duties shall be subject to the Board's continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the value of a fund's investments.

Proxy Voting Guidelines. Generally, Eagle or a subadviser, as applicable, will vote proxies in accordance with the proxy voting guidelines ("Proxy Guidelines") adopted as part of each Trust's Proxy Policies. Eagle or a subadviser, as applicable, is permitted to vote a proxy based on the best interest of the fund if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Eagle and a subadviser, as appropriate, should vote proxies to further the long-term economic value of the underlying securities and in the best interest of the fund and its shareholders.

The Proxy Guidelines distinguish between routine and non-routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.

Non-routine proposals are those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by Eagle or a subadviser, as appropriate, depending on whether and how they are addressed in the Proxy Guidelines.

Conflicts of Interest. The Proxy Guidelines also address procedures to be used by Eagle or each subadviser, as applicable, when there is a conflict of interest between the interests of its respective fund shareholders and those of Eagle, the subadviser, the fund's principal underwriter or other affiliated persons of the fund. Upon the discovery of a conflict of interest, a subadviser must consult with Eagle to assess the extent to which there may be a material conflict of interest. After such consultation, the subadviser will provide Eagle with pertinent written information as to how and why the proxy was voted in a particular manner. In addition, Eagle will provide a quarterly report to the Board that includes information as to how each conflict was resolved.

More Information. Information regarding how proxies were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, eagleasset.com, or by accessing each Trust's most recently filed report on Form N-PX on the Commission's website at www.sec.gov. In addition, a copy of the Eagle Family of Funds Proxy Voting Guidelines is also available by calling 800.421.4184 or visiting our website, eagleasset.com. The guidelines will be sent within three business days of receipt of a request.

D. Investment Adviser and Administrator; Subadviser
The investment adviser and administrator for each fund is Eagle. Eagle was organized as a Florida corporation in 1976. All the capital stock of Eagle is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.
With respect to each fund, Eagle is responsible for managing the fund's investment and noninvestment affairs, subject to the direction of Eagle and each fund's Board. Each Trust, on behalf of its respective series, if any, entered into an Investment Advisory Agreement effective November 1, 2008. Under the Investment Advisory Agreement, Eagle provides a continuous investment program for each fund and determines what securities and other investments will be purchased, retained, sold or loaned by each fund and what portion of such assets will be invested or held uninvested as cash. Eagle also is responsible for effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund. Eagle may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.

Under separate Subadvisory Agreements (collectively the "Subadvisory Agreements"), subject to the direction of Eagle and each Trust's Board, the following firm provides investment advice and portfolio management services to certain funds, as noted, for a fee payable by Eagle:

Subadviser	Fund
ClariVest Asset Management LLC ("ClariVest")	Capital Appreciation
ClariVest	International Stock

Eagle currently owns a 45% interest in ClariVest. The principals of ClariVest own the remaining 55% of the company. Under certain conditions, Eagle may increase its ownership interest in ClariVest in future years.

The Advisory Agreement and the Subadvisory Agreements were approved by the Board (including all of the Trustees who are not "interested persons" of Eagle or a subadviser, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Eagle, a subadviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Eagle, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Eagle as applicable, or 90 days written notice by a subadviser. Under the terms of the Advisory Agreement, Eagle automatically becomes responsible for the obligations of a subadviser upon termination of the Subadvisory Agreements. In the event Eagle ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of "Eagle" may be withdrawn.

Eagle and a subadviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.
All of the officers of each fund are officers or directors of Eagle or its affiliates. These relationships are described under "Management of the Funds."
Advisory Fees:

The tables below set forth the investment advisory and administration fees paid by each fund to Eagle.

		Investment Advisory fees paid:
Fund		FYE 10/31/14	FYE 10/31/13	FYE 10/31/12
Capital Appreciation	Gross Advisory	$1,854,417	$1,890,422	$1,950,959
	(Waived)/Recovered	$8,439	($17,201)	$0
	Net Advisory	$1,862,856	$1,873,221	$1,950,959
Growth & Income	Gross Advisory	$2,761,094	$1,986,070	$1,486,607
	(Waived)/Recovered	$0	$1	$16
	Net Advisory	$2,761,094	$1,986,071	$1,486,623
International Stock	Gross Advisory	$73,614	$25,363	N/A
	(Waived)/Recovered	($73,614)	($25,363)	N/A
	Net Advisory	$0	$0	N/A
Investment Grade Bond	Gross Advisory	$204,176	$349,719	$384,505
	(Waived)/Recovered	($204,176)	($159,650)	($111,505)
	Net Advisory	$0	$190,069	$273,000
Mid Cap Growth	Gross Advisory	$3,755,093	$3,058,910	$2,639,402
	(Waived)/Recovered	$0	$0	$0
	Net Advisory	$3,755,093	$3,058,910	$2,639,402
Mid Cap Stock	Gross Advisory	$2,496,060	$2,878,398	$4,325,650
	(Waived)/Recovered	($131,328)	($194,380)	($2)
	Net Advisory	$2,364,732	$2,684,018	$4,325,648
Small Cap Growth	Gross Advisory	$20,306,197	$17,581,292	$11,980,988
	(Waived)/Recovered	$0	$0	$277
	Net Advisory	$20,306,197	$17,581,292	$11,981,265

Smaller Company	Gross Advisory	$871,150	$617,490	$477,917
	(Waived)/Recovered	($148,933)	($161,007)	($144,205)
	Net Advisory	$722,217	$456,483	$333,712

		Administrative fees paid:
Fund		FYE 10/31/14	FYE 10/31/13	FYE 10/31/12
Capital Appreciation	Gross Admin	$430,474	$448,414	$466,730
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$430,474	$448,414	$466,730
Growth & Income	Gross Admin	$805,002	$578,544	$429,102
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$805,002	$578,544	$429,102
International Stock	Gross Admin	$12,520	$4,460	N/A
	(Waived)/Recovered	($12,520)	($4,460)	N/A
	Net Admin	$0	$0	N/A
Investment Grade Bond	Gross Admin	$99,062	$171,567	$189,659
	(Waived)/Recovered	($23,558)	$0	$0
	Net Admin	$75,504	$171,567	$189,659
Mid Cap Growth	Gross Admin	$848,465	$698,248	$610,155
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$848,465	$698,248	$610,155
Mid Cap Stock	Gross Admin	$579,101	$662,545	$1,015,991
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$579,101	$662,545	$1,015,991
Small Cap Growth	Gross Admin	$4,528,812	$3,933,490	$2,652,035
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$4,528,812	$3,933,490	$2,652,035
Smaller Company	Gross Admin	$161,666	$115,738	$89,532
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$161,666	$115,738	$89,532

In addition, Eagle has entered into agreements with each fund's subadviser and, therefore, paid the following subadvisory fees. Effective February 28, 2013, ClariVest began serving as subadviser to International Stock and on June 28, 2013, ClariVest replaced Goldman Sachs Asset Management as the subadviser for Capital Appreciation. Effective October 20, 2014, Eagle began managing Smaller Company pursuant to the existing advisory agreement between Eagle and the fund. Prior to October 20, 2014, Eagle Boston Investment Management, Inc. ("EBIM") was a subadviser to Smaller Company.

	Subadvisory fees paid:
Fund	FYE 10/31/14	FYE 10/31/13	FYE 10/31/12
Capital Appreciation ClariVest / Goldman Sachs Asset Management	$1,699,890	$1,110,333	$812,529
Growth & Income	$0	$0	$0
International Stock	$73,615	$25,362	N/A
Investment Grade Bond	$0	$0	$0
Mid Cap Growth	$0	$0	$0
Mid Cap Stock	$0	$0	$0
Small Cap Growth	$0	$0	$0
Smaller Company EBIM	$533,714	$385,931	$298,564

Eagle has entered into an administration agreement with each Trust, on behalf of its respective series, if any. Under the administration agreement, Eagle provides to each fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such funds and classes. With the exception of the funds' Chief Compliance Officer, Eagle pays all salaries, fees and expenses of Officers and Trustees of each fund who are affiliated with Eagle. Eagle and the Trusts jointly pay the salary, fees and expenses of the funds' Chief Compliance Officer. Further Eagle oversees the activities of the subadviser, custodian, distributor, transfer agent and other service providers. Eagle also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of Prospectuses, notices, proxy statements and other shareholder or investor communications. The fees under the administration agreement are equal to 0.15% of the average daily net assets of Class A, Class C and Class R-3 shares and 0.10% of the average daily net assets of Class I, Class R-5 and Class R-6 shares. Eagle has entered into a sub-administration agreement with J.P. Morgan Investor Services Co. ("JPMIS"). Under the sub-administration agreement, JPMIS provides to each fund certain financial reporting and tax services.

For each fund, the current advisory and subadvisory fees, as applicable, are determined as follows:

Fund	Fee Type	Average daily net assets	Rate charged
Capital Appreciation	Investment Advisory	$0 to $1 billion	0.60%
		Over $1 billion	0.55%

	Subadvisory	All Assets	0.55%

Growth & Income	Investment Advisory	$0 to $100 million	0.60%
		$100 million to $500 million	0.45%
		Over $500 million	0.40%

International Stock	Investment Advisory	All Assets	0.85%

	Subadvisory	All Assets	0.85%

Investment Grade Bond	Investment Advisory	All Assets	0.30%

Mid Cap Growth, Mid Cap Stock, Small Cap Growth	Investment Advisory	$0 to $500 million	0.60%
		$500 million to $1 billion	0.55%
		Over $1 billion	0.50%

Smaller Company	Investment Advisory	$0 to $500 million	0.60%
		$500 million to $1 billion	0.55%
		Over $1 billion	0.50%

Eagle has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund. The expense limitations exclude interest, taxes, brokerage commissions, extraordinary expenses and include offset expense arrangements with the fund's custodian. The Board may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement. The following table summarizes the expense caps in effect through February 29, 2016:

Fund	Class A	Class C	Class I & R5	Class R3	Class R6
Capital Appreciation	1.40%	2.20%	0.95%	1.65%	0.85%
Growth & Income	1.40%	2.20%	0.95%	1.65%	0.85%
International Stock	1.75%	2.55%	1.15%	1.75%	1.05%
Investment Grade Bond	0.85%	1.65%	0.60%	1.15%	0.50%
Mid Cap Growth	1.50%	2.30%	0.95%	1.70%	0.85%
Mid Cap Stock	1.50%	2.30%	0.95%	1.70%	0.85%
Small Cap Growth	1.50%	2.30%	0.95%	1.70%	0.85%
Smaller Company	1.50%	2.30%	0.95%	1.70%	0.85%

Class-Specific Expenses. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund's shares to which those expenses are attributable.
E. Portfolio Managers
1) Eagle

Eagle has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding portfolio manager's compensation follows.

Material Conflicts of Interest: When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm's Code of Ethics.

Compensation: Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

• All portfolio managers are paid base salaries,
• Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
• Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
• All portfolio managers generally are eligible to receive benefits from Eagle's parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s). A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

A. Bert L. Boksen and Eric Mintz (Mid Cap Growth, Small Cap Growth)
Bert L. Boksen, CFA®, Senior Vice President and Managing Director of Eagle, and Eric Mintz, CFA®, Senior Research Analyst, are Co-Portfolio Managers of Mid Cap Growth and Small Cap Growth and are responsible for the day-to-day management of the funds. Mr. Boksen has been a manager of Mid Cap Growth since its inception in 1998 and of Small Cap Growth since 1995. Mr. Mintz has served as Co-Portfolio Manager of Mid Cap Growth and Small Cap Growth since March 2011.

As of December 31, 2014, Mr. Boksen and Mr. Mintz are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	7	$2.4 billion
Other pooled investment vehicles	2	$192 million
Other accounts	2,074	$2.7 billion

In the "other pooled investment vehicles" category above, the advisory fee payable to Eagle is based upon the account's performance. In 1 of the 2,074 of the above "other accounts," the advisory fee payable to Eagle is based upon the account's performance and the assets managed that pay a performance fee are $160,180,542.

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner in a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management I, LLC and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. and Eagle Aggressive Growth Partners II L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by EB Management I.

Mr. Boksen's and Mr. Mintz' benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Growth and Russell Mid Cap® Growth indices for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of December 31, 2014, Mr. Boksen owns over $1,000,000 of Mid Cap Growth's shares and over $1,000,000 of Small Cap Growth's shares. As of December 31, 2014, Mr. Mintz owns between $100,001 and $500,000 of Mid Cap Growth's shares and between $100,001 and $500,000 of Small Cap Growth's shares.

B. Charles Schwartz, Betsy Pecor and Matthew McGeary (Mid Cap Stock, Smaller Company)

Charles Schwartz, CFA®, Betsy Pecor, CFA® and Matthew McGeary, CFA® are Co-Portfolio Managers of Mid Cap Stock and Smaller Company and are jointly responsible for the day-to-day management of the funds. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Co-Portfolio Managers of Mid Cap Stock since October 2012 and of Smaller Company since October 2014. Prior to joining Eagle in August 2012, Mr. Schwartz served as Co-Portfolio Manager and Senior Vice President at Sentinel Investments from 2004 to 2012. Prior to joining Eagle in August 2012, Ms. Pecor served as Co-Portfolio Manager at Sentinel Investments from 2005 to 2012. Prior to joining Eagle in August 2012, Mr. McGeary served as Co-Portfolio Manager at Sentinel Investments from 2011 to 2012 and as Equity Analyst at the same firm from 2005 to 2011.

As of December 31, 2014, Mr. Schwartz, Ms. Pecor and Mr. McGeary are each responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0

Other accounts	648	$231 million

In none of the 648 above "other accounts" is the advisory fee payable to Eagle based upon the account's performance and none of the assets managed pay a performance fee.

Mr. Schwartz's, Ms. Pecor's and Mr. McGeary's benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of December 31, 2014, Mr. Schwartz owns between $10,001 and $50,000 of Mid Cap Stock, Ms. Pecor owns between $100,001 and $500,000 of Mid Cap Stock and Mr. McGeary owns between $100,001 and $500,000 of Mid Cap Stock. As of December 31, 2014, Mr. Schwartz owns between $10,001 and $50,000 of Small Cap Stock, Ms. Pecor owns between $100,001 and $500,000 of Small Cap Stock and Mr. McGeary owns between $100,001 and $500,000 of Small Cap Stock. Effective February 20, 2015, Small Cap Stock was reorganized into Smaller Company.

D. James C. Camp and Joseph Jackson (Investment Grade Bond)

James C. Camp, CFA®, a Managing Director of Eagle, and Joseph Jackson, CFA® are Co-Portfolio Managers of the fund and are responsible for the day-to-day management of the fund. Messrs. Camp and Jackson have been Co-Portfolio Managers of the fund since its inception in 2010. Mr. Camp joined Eagle in 1997 and has served as a Portfolio Manager and Analyst for Eagle's fixed income team. Mr. Jackson has served as a Senior Credit Analyst at Eagle since 2004.

As of December 31, 2014, Mr. Camp and Mr. Jackson are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	5,834	$4.7 billion

In none of the 5,834 of the above "other accounts" is the advisory fee payable to Eagle based upon the account's performance and none of the assets managed pay a performance fee.
Mr. Camp's and Mr. Jackson's benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Barclays Intermediate Government/Credit Bond Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.
As of December 31, 2014, Mr. Camp owns between $50,001 and $100,000 of the fund's shares and Mr. Jackson owns between $1 and $10,000 of the fund's shares.
E. Edmund Cowart, David Blount, John Pandtle, Jeff Vancavage and Harald Hvideberg (Growth & Income)
Edmund Cowart, CFA®, David Blount, CPA, CFA®, John Pandtle, CFA®, Jeff Vancavage, CFA®, and Harald Hvideberg, CFA® are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund. Messrs. Cowart, Blount and Pandtle have been Co-Portfolio managers of the fund since June 2011. Mr. Vancavage has served as the fund's Co-Portfolio Manager since July 2013. Mr. Hvideberg has served as the fund's Co-Portfolio Manager since August 2014. Mr. Cowart joined Eagle in 1999 and has been a Senior Vice President, Managing Director and portfolio manager at Eagle since 1999. Mr. Blount joined Eagle in 1993, was a Senior Research Analyst at Eagle from 1999 through 2008 and has been a Portfolio Manager at Eagle since 2008. Mr. Pandtle worked at Eagle from 1999-2002, was a Senior Vice President in the equity research department of Raymond James & Associates from 2002 through 2008 and has been a portfolio manager at Eagle since 2009. Mr. Vancavage joined Eagle in 2001, was a Senior Research Analyst at Eagle from 2005 to 2013 and has been a Portfolio Manager at Eagle since 2013. Mr. Hvideberg joined Eagle in 2014 as a Portfolio Manager. Prior to joining Eagle in August 2014, Mr. Hvideberg served as Managing Director, Chief Investment Officer, and Portfolio Manager at Wood Asset Management from 2004 to 2014 and as Portfolio Manager at William R. Hough & Co. from 1999 to 2004.
As of December 31, 2014, Messrs. Cowart, Blount, Pandtle, Vancavage and Hvideberg are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	923	$3.6 billion
In none of the 923 of the above "other accounts" is the advisory fee payable to Eagle based upon the account's performance and none of the assets managed pay a performance fee.
Mr. Cowart's, Mr. Blount's, Mr. Pandtle's, Mr. Vancavage's and Mr. Hvideberg's benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the S&P 500 Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.
As of December 31, 2014, Mr. Cowart owns between $100,001 and $500,000 , Mr. Blount owns between $100,001 and $500,000 Mr. Pandtle owns between $10,001 and $50,000 Mr. Vancavage owns between $50,001 and $100,000, and Mr. Hvideberg owns between $1 and $10,000 of the fund's shares.
F. Christopher Sassouni (Mid Cap Growth, Small Cap Growth)
Christopher Sassouni, D.M.D., Vice President of Eagle, has been Assistant Portfolio Manager of Mid Cap Growth since 2006 and Small Cap Growth since March 2015. Mr. Sassouni does not have individual discretion over the assets of the funds or of any other accounts.

Mr. Sassouni is paid a base salary and a bonus that is based on his individual performance as a research analyst as well as his contribution to the results of Eagle's investment products. In addition, he may receive additional compensation for his contributions as Assistant Portfolio Manager of the fund and other similarly managed accounts. Mr. Sassouni, along with all Eagle employees, receives benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Mr. Sassouni also may receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

As of December 31, 2014, Mr. Sassouni owns between $10,001 and $50,000 of Mid Cap Growth's shares and $0 of Small Cap Growth's shares.

In addition, the following subadviser has provided information regarding its portfolio managers:

2) ClariVest Asset Management LLC (Capital Appreciation and International Stock)

David J. Pavan, CFA®, C. Frank Feng, Ph.D., and Ed Wagner, CFA®, are Co-Portfolio Managers of the Capital Appreciation Fund and are jointly responsible for the day-to-day management of the fund. Mr. Pavan, Mr. Feng and Mr. Wagner have been Co-Portfolio Managers of the fund since June 2013. Mssrs. Pavan and Feng have served as portfolio managers at ClariVest since co-founding it in 2006. Mr. Wagner joined ClariVest in 2007 as a portfolio manager. Prior to forming ClariVest in 2006, Mssrs. Pavan and Feng were portfolio managers at Nicholas-Applegate Capital Management. Prior to joining ClariVest in 2007, Mr. Wagner was a business analyst at Advent Software.

David R. Vaughn, CFA®, is the Portfolio Manager of the International Stock Fund and is responsible for the day-to-day management of the fund. He has been Portfolio Manager of the fund since its inception in February 2013. Mr. Vaughn is a Principal and Portfolio Manager at ClariVest. Prior to founding ClariVest in 2006, Mr. Vaughn served as a portfolio manager for the Systematic international and global strategies at Nicholas-Applegate Capital Management since 2004.

Stacey R. Nutt, Ph.D., Chief Investment Officer of ClariVest, provides strategic direction and oversight for the investment process used for the Capital Appreciation Fund and the International Stock Fund and has been a Portfolio Manager of both funds since June 2013. Dr. Nutt is CIO, CEO and Portfolio Manager at ClariVest. Prior to founding ClariVest in 2006, Dr. Nutt led Nicholas-Applegate Capital Management's Systematic investment team, which managed over $5 billion in assets. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy.

Alex Turner, CFA®, is a Portfolio Manager of the International Stock Fund and is responsible for the day-to-day management of the fund. He began as an Assistant Portfolio Manager of the fund at its inception in 2013 and became a Portfolio Manager of the fund in March 2015. Mr. Turner is a Portfolio Manager at ClariVest. Prior to joining ClariVest in 2008, he was a Quantitative Analytic Specialist at FactSet Research Systems, Inc.

Priyanshu Mutreja, CFA®, is an Assistant Portfolio Manager of the International Stock Fund and is responsible for the day-to-day management of the fund. Mr. Mutreja is an Assistant Portfolio Manager at ClariVest. Prior to joining ClariVest in 2009, Mr. Mutreja was an Associate Intern with Citigroup Global Capital Markets Inc.

As of December 31, 2014, Mr. Pavan is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	2	$2,094,282,488
Other pooled investment vehicles	2	$199,511,659
Other accounts	5	$58,363,442

As of December 31, 2014, Dr. Feng is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	2	$2,094,282,488
Other pooled investment vehicles	2	$199,511,659
Other accounts	6	$58,626,525

As of December 31, 2014, Mr. Wagner is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	2	$2,094,282,488
Other pooled investment vehicles	2	$199,511,659
Other accounts	4	$56,906,788

As of December 31, 2014, Mr. Vaughn is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	2	$264,565,097
Other pooled investment vehicles	5	$336,110,483
Other accounts	8	$109,200,639

As of December 31, 2014, Mr. Turner is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	2	$264,565,097
Other pooled investment vehicles	5	$336,110,483
Other accounts	7	$107,743,985

As of December 31, 2014, Mr. Mutreja is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	2	$264,565,097
Other pooled investment vehicles	5	$336,110,483
Other accounts	7	$107,743,985

As of December 31, 2014, Dr. Nutt is not responsible for the day-to-day management of any other accounts.
In none of the accounts above is the advisory fee payable to ClariVest based upon the account's performance.
Mr. Pavan's, Dr. Feng's, Mr. Wagner's, Mr. Vaughn's, Mr. Turner's, Mr. Mutreja's and Dr. Nutt's benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 1000® Growth Index or MSCI EAFE® Index (as appropriate) for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of December 31, 2014, Mr. Pavan, Dr. Feng, Mr. Wagner, Mr. Vaughn, Mr. Turner, Mr. Mutreja and Dr. Nutt do not own any shares of the Capital Appreciation Fund or the International Stock Fund.
Material Conflicts of Interest: Because portfolio managers manage accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers' management of the fund on the one hand and accounts for other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that he manages. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

Compensation: Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) for those employees with equity in the firm, distributions from the LLC. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.

Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short term individual performance would not incent investment team members to do so. The firm's overall annual cash bonus pool is typically based on a fixed percentage of pre-bonus operating income. ClariVest believes that equity ownership in the firm (or the potential for such) is a tool for both attracting and retaining employees.

F. Portfolio Turnover and Brokerage Practices
Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following table shows the turnover rate for each fund for the periods shown:

Fund	11/1/13-10/31/14	11/1/12-10/31/13
Capital Appreciation	33%	69%
Growth & Income	10%	28%
International Stock	96%	42%
Investment Grade Bond	139%	136%
Mid Cap Growth	60%	52%
Mid Cap Stock	32%	27%
Small Cap Growth	37%	38%
Smaller Company*	68%	14%
*Smaller Company experienced an increased rate of portfolio turnover for the fiscal year ended October 31, 2014 due to a change in subadviser effective October 20, 2014.

Eagle or a subadviser, as applicable, is responsible for the execution of each fund's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities and any risk assumed by the executing broker.
It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, a subadviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings ("IPOs") that may be made available by such broker-dealers. In addition, Eagle or a subadviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Eagle or a subadviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to a subadviser in connection with services to clients other than the funds. A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.
Eagle or a subadviser, as applicable, may use an affiliated broker-dealer, its affiliates or certain affiliates of Eagle as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliates of Eagle will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."
Eagle or a subadviser, as applicable, also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions paid for the periods shown.
Fund	11/1/13-10/31/14	11/1/12-10/31/13	11/1/11-10/31/12
Capital Appreciation Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$64,969 $0 0.0% 0.0%	$223,113 $0 0.0% 0.0%	$109,150 $0 0.0% 0.0%

Growth & Income Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$55,441 $0 0.0% 0.0%	$63,703 $1,874 2.9% 13.0%	$61,779 $0 0.0% 0.0%
International Stock Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$9,721 $0 0.0% 0.0%	$4,573 $0 0.0% 0.0%	N/A
Investment Grade Bond Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%	$0 $0 0.0% 0.0%
Mid Cap Growth Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$422,293 $7,410 1.8% 3.8%	$385,585 $8,745 2.3% 3.2%	$507,677 $36,588 7.2% 1.2%
Mid Cap Stock Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$147,446 $15,316 10.4% 1.4%	$147,015 $28,536 19.4% 22.8%	$1,485,055 $25,299 1.7% 3.3%
Small Cap Growth Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$1,813,397 $34,918 1.9% 1.4%	$1,740,831 $56,058 3.2% 3.1%	$2,069,286 $57,850 2.8% 2.4%
Smaller Company Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$114,702 $3,233 2.8% 2.5%	$35,223 $701 2.0% 0.8%	$24,930 $1,995 8.0% 13.4%

Each fund may not buy securities from, or sell securities to, an affiliate as a principal transaction. However, the Board has adopted procedures in conformity with Rule 10f‑3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which an affiliate is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self‑regulatory organizations. Payments to affiliates in the preceding table were made to RJF.
Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, Eagle, a subadviser and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the Commission.

G. Distribution of Shares
Distribution. Shares of each fund are offered continuously through EFD, a subsidiary of Eagle, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments, excluding business related to Class R-6 shares, to participating financial intermediaries.
Eagle has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. The Distributor's role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Eagle pays from its own resources, a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers. EFD's address is 880 Carillon Parkway, St Petersburg, FL 33716.
Distribution Agreement. Each fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees, excluding business related to Class R-6 shares, to dealers for providing personal services to shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.
The distribution agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

Rule 12b-1 Distribution Plan. Each fund has adopted a distribution plan under Rule 12b-1 for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit a fund to pay the Distributor the monthly distribution and service fee ("12b-1 fee") out of the fund's net assets to finance activity that is intended to result in the sale and retention of each class of shares. The funds used all Class A, Class C and Class R-3 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.
The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund of the Series Trust may pay the Distributor distribution and service fees of up to 0.35% of that fund's average daily net assets attributable to Class A shares of that fund. Capital Appreciation Fund and Growth & Income Fund may pay the Distributor distribution and service fees of up to 0.50% of that fund's average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class A shares, may retain the first 18 months' distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund's average daily net assets attributable to Class C shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months' distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class R-3 shares and in connection with personal services rendered to Class R-3 shareholders and the maintenance of Class R-3 shareholder accounts, each fund offering Class R-3 shares pays the Distributor a service fee of 0.25% and a distribution fee of 0.25% of that fund's average daily net assets attributable to Class R-3 shares. These fees are computed daily and paid monthly.
With respect to Class I, Class R-5 and Class R-6 shares, the funds offering such shares do not currently pay the Distributor a Rule 12b-1 fee.
The following table illustrates the amount of class specific 12b-1 fees paid by the funds to the Distributor for the fiscal year ended October 31, 2014.

Fund	Class A	Class C	R-3
Capital Appreciation	$437,514	$671,194	$3,434
Growth & Income	$578,301	$1,937,374	$21,548
International Stock	$10,105	$36,746	$15
Investment Grade Bond	$74,625	$321,257	$145
Mid Cap Growth	$755,016	$1,065,650	$68,898
Mid Cap Stock	$473,116	$1,313,186	$28,094
Small Cap Growth	$2,271,883	$1,926,028	$669,099
Smaller Company	$51,028	$121,566	$1,905

H. Payments to Dealers
The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

The Financial Adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Eagle or one or more of its corporate affiliates (collectively, the "Affiliates") may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds. Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.

Eagle will not make cash payments to financial intermediaries in connection with the promotion and sale of Class R-6 shares.

In this context, "financial intermediaries" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.

Revenue Sharing Payments. Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary's funds sales system, placing funds on the financial intermediary's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or to the financial intermediary's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its "sales shelf"). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Affiliates make may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Affiliates will not make revenue sharing payments to financial intermediaries in connection with the promotion and sale of Class R-6 shares.

Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading systems. To the extent that these services replace services that would otherwise be provided by the funds' transfer agent or would otherwise be a direct obligation of the funds, the funds reimburse an Affiliate for these payments as a transfer agent out-of-pocket expense.

Affiliates will not make administrative and processing support payments to financial intermediaries in connection with services related to Class R-6 shares.

Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the funds. This additional compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Affiliates make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to

•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,

•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and

•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients' accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.

Affiliates will not make other cash payments to financial intermediaries in connection with the promotion and sale of Class R-6 shares.

In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.

XIII. Additional Services to the Funds

Transfer Agent and Fund Accounting Services. JPMIS is the transfer and dividend disbursing agent and fund accountant for each fund. In addition, JPMIS entered into an arrangement with U.S. Bancorp Fund Services, LLC ("USBFS") pursuant to which USBFS performs certain transfer agency, dividend disbursing and shareholder servicing activities for shareholders of the funds.

Each fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced. Fund accounting fees are paid based on a percentage of fund assets. EFS, an affiliate of Eagle, serves as the shareholder servicing agent for each fund.

The following table shows the fees paid to the transfer agent for each of the indicated periods for all funds:

	Transfer Agent Fees Paid
Fund	11/1/13-10/31/14	11/1/12-10/31/13	11/1/11-10/31/12
Capital Appreciation	$298,008	$353,219	$389,341
Growth & Income	$543,334	$387,700	$269,337
International Stock	$10,562	$4,142	N/A
Investment Grade Bond	$54,997	$80,736	$56,515
Mid Cap Growth	$674,556	$556,061	$476,369
Mid Cap Stock	$637,083	$831,825	$880,248
Small Cap Growth	$4,667,348	$3,810,082	$2,185,457
Smaller Company	$208,568	$155,942	$101,258

The following table shows the fees paid to the fund accountant for each of the indicated periods for all funds:

	Fund Accounting Fees Paid
Fund	11/1/13-10/31/14	11/1/12-10/31/13	11/1/11-10/31/12
Capital Appreciation	$20,029	$21,013	$27,728
Growth & Income	$38,789	$27,324	$21,342
International Stock	$13,691	$6,292	N/A
Investment Grade Bond	$4,623	$8,203	$9,494
Mid Cap Growth	$42,450	$34,197	$32,545
Mid Cap Stock	$29,444	$34,322	$63,614

Small Cap Growth	$257,293	$214,778	$152,565
Smaller Company	$11,752	$7,605	$6,076

The following table shows the fees paid to EFS as the shareholder servicing agent:

Fund	11/1/13-10/31/14
Capital Appreciation	$16,726
Growth & Income	$32,374
International Stock	$478
Investment Grade Bond	$3,605
Mid Cap Growth	$33,936
Mid Cap Stock	$22,378
Small Cap Growth	$183,305
Smaller Company	$6,378

Custodian. J.P. Morgan Chase Bank, N.A., One Beacon Street, 19th Floor, Boston, Massachusetts 02108, serves as custodian of each fund's assets. The custodian also provides portfolio accounting and certain other services for the funds.

Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.
Independent Registered Certified Public Accounting Firm.PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607 is the independent registered certified public accounting firm for the funds. The Financial Statements of the funds that appear in this SAI have been incorporated by reference into the SAI. The financial statements were audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm.
Potential Liability:
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a fund. To protect its shareholders, each fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a fund. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each fund or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for a fund's obligations, that fund is required to use its property to protect or compensate the shareholder. On request, a fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a fund. Therefore, financial loss resulting from liability as a shareholder will occur only if a fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

APPENDIX A
INVESTMENT TYPES GLOSSARY
Equity Securities:
Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.
Exchange-Traded Funds ("ETFs"). ETFs are index funds that trade like stocks on major stock exchanges. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs can be purchased throughout the normal trading day and the market price of the ETFs shares may trade at a discount to their NAV.
Preferred Stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Real Estate Investment Trusts ("REITs").Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Warrants and Rights. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Debt Securities:
Debt Securities.The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.
Corporate Debt Obligations. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.
Fixed and Floating Rate Loans. Fixed and floating rate loans ("Loans") are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). Loans may be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). These investments are considered to be investments in debt securities.
Brady Bonds. Brady Bonds, which are debt securities, generally denominated in U.S. dollars, are issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds also may be issued with respect to new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then-current six month London Inter-Bank Offered Rate ("LIBOR").
Foreign Debt Securities. A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non‑U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non‑dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non‑dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non‑dollar denominated).
Investment Grade/Lower Rated Securities:
Investment Grade Securities. Investment grade securities include securities rated BBB or above by Standard & Poor's ("S&P"), Baa or above by Moody's Investors Service, Inc. ("Moody's"), or BBB or above by Fitch Ratings ("Fitch") or, if unrated, are deemed to be of comparable quality by a fund's portfolio manager. Securities may be rated by other nationally recognized statistical rating organizations ("NRSROs") and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Funds' portfolio investment processes. Credit quality ratings are subject to change without notice. For more information on S&P's rating methodology, please visit standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage. For more information on Moody's rating methodology, please visit moodys.com and select "Rating Methodologies" under Research & Ratings on the homepage. For more information on Fitch's rating methodology, please visit fitchratings.com and select "Ratings Definitions" at the bottom of the homepage.
Eagle also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, Eagle considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody's, or Fitch are analyzed and monitored by Eagle on an ongoing basis. For these securities, Eagle uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody's. The use of similar categories is not an indication that Eagle's credit analysis process is consistent or comparable with that of S&P's, Moody's, Fitch's or any other NRSRO's process were S&P, Moody's, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Funds as being rated AAA and Aaa for credit quality purposes.
Lower Rated / High Yield Securities. Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody's, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager. These securities are commonly referred to as "high yield securities" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.

Short-Term Money Market Instruments:
Bankers' Acceptances.Bankers' acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers' acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.
Certificates of Deposit ("CDs"). CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.
Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.
Reverse Repurchase Agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price. If required, at the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).
U.S. Government and Zero Coupon Securities:
U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.

Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.
Pass-through Securities:
Mortgage-Backed Securities. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are "pass through" securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through to the holder.

Asset-Backed Securities. Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are "pass through" securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the holder.

Foreign Securities Exposure:
Depositary Receipts. Sponsored or unsponsored European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Special Drawing Rights ("SDRs") or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, "Depositary Receipts"). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.
EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.
Euro/Yankee Bonds. International Stock may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. ("Yankee bonds").
Eurodollar Certificates. Growth & Income may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.
Foreign Securities. The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets.
American Depositary Receipts ("ADRs"):
Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.
ADRs may be purchased through "sponsored" or "unsponsored" facilities and also include New York Shares ("NYRs"). A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S.. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description. Certain financial instruments ("Derivatives"), include futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge the fund's investment portfolio as discussed below.
Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in a fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged.
Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivatives on indices may be used to hedge broad market sectors.
Options:
Options may include options on securities, equity and debt indices and currencies.
Characteristics of Options Trading. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Futures and Options on Futures:
Guidelines and Characteristics of Futures and Options on Futures Trading.The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.
Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Forward Currency Contracts. A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
Forward currency transactions may serve as long hedges – for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Forward Commitments:
A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). In such transactions, securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.
Illiquid and Restricted Securities:
Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. OTC options and their underlying collateral are currently considered to be illiquid investments. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Not all restricted securities are deemed illiquid for the purposes noted in this section.
Index Securities:
Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

APPENDIX B
SHORT-TERM RATINGS
The rating services' descriptions of commercial paper ratings in which the fund may invest are:
Description of Moody's Investors Service, Inc. ("Moody's") Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Short-Term Issue Ratings
A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings are based, in varying degrees, on the following considerations:

·	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
·	Nature of and provisions of the obligation;
·	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Note: Dual Ratings. Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Description of Fitch's Short-Term Issuer Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.
Default is a real possibility.

RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

LONG-TERM RATINGS
The rating services' descriptions of corporate debt ratings in which the fund may invest are:
Description of Moody's Investors Service, Inc. Long-Term Corporate Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Standard & Poor's Long-Term Issue Credit Ratings
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note: BB, B, CCC, CC, and C. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Note: Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch's Long-Term Issuer Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations,

sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA: Highest credit quality.
'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.
'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.
'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.
'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.
'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.
Default is a real possibility.

CC: Very high levels of credit risk.
Default of some kind appears probable.

C: Exceptionally high levels of credit risk.
Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.
'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.
'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note:
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

APPENDIX C

FUND INVESTMENT SUMMARY

The following chart summarizes the types of investments in which each fund may invest.

Investment Type	Capital Appreciation	Growth & Income	International Stock	Investment Grade Bond	Mid Cap Growth	Mid Cap Stock	Small Cap Growth	Smaller Company
Equity Securities (NET ASSETS)	●	●	●	●	●	●	●	●
Common Stocks (NET ASSETS)	●	●	●	●	●	●	●	●
Convertible Securities	●	●	●	●	●	●	●	●
Preferred Stock	●	●	●	●	●	●	●	●
REITs	●	●	●	●	●	●	●	●
Warrants	●	●	●	●	●	●	●	●
Rights	●	●	●	●	●	●	●	●
Debt Securities (NET ASSETS)	●	●	●	●	●	●	●	●
Corporate Debt	●	●	●	●	●	●	●	●
Lower rated/High Yield (NET ASSETS)		●	●	●	●	●	●	●
Bankers Acceptances	●	●	●	●	●	●	●	●
Certificate of Deposit in institution w/assets greater than $1 billion	●	●	●	●	●	●	●	●
Commercial paper of P- 1 or P- 2 or A-1 and A-2	●	●	●	●	●	●	●	●
Repurchase Agreements(NET ASSETS)	●	●	●	●	●	●	●	●
Reverse Repurchase Agreements	●	●	●	●	●	●	●	●
U.S. Gov't Securities	●	●	●	●	●	●	●	●
Zero Coupon Securities		●		●
Total Foreign Securities Exposure including ADRs	●	●	●	●	●	●	●	●
ADRs	●	●	●	●	●	●	●	●
Depositary receipts	●	●	●	●	●	●	●	●
Euro/Yankee Bonds			●	●
Eurodollar Certificates		●	●	●
Emerging markets	●	●	●	●	●	●	●	●
Futures Contracts	●	●	●	●	●	●		●
Options Contracts	●	●	●	●	●	●		●
Forward Contracts	●	●	●	●	●	●		●
Stock Index Futures	●	●	●	●	●	●		●
Foreign currency hedging options				●
Foreign currency hedging futures			●	●

C-1

Investment Type	Capital Appreciation	Growth & Income	International Stock	Investment Grade Bond	Mid Cap Growth	Mid Cap Stock	Small Cap Growth	Smaller Company
Forward Currency Contracts	●	●	●	●	●	●		●
Combined transactions with options, futures and forwards	●	●	●	●	●	●		●
Swaps, Caps, Floors, Collars, Options on swaps			●
Forward Commitments		●	●	●
Illiquid Securities (NET ASSETS)	●	●	●	●	●	●	●	●
Investment Companies	●	●	●	●	●	●	●	●
Index Securities	●	●	●	●	●	●	●	●
When-Issued & Delayed Delivery Transactions			●
Loans of Portfolio Securities	●	●	●	●	●	●	●	●
Temporary Defensive Measures	●	●	●	●	●	●	●	●
C-2

EAGLE GROWTH & INCOME FUND

PART C   OTHER INFORMATION
Item 28.	Exhibits
(a)	Amended and Restated Declaration of Trust, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on December 23, 2008 (“PEA 37”)

(b)	Amended and Restated By-laws, is incorporated by reference to PEA 37

(c)	Shareholders' rights are contained in Articles III, VIII, X and XI of the Registrant’s Declaration of Trust and Articles III, V and VI of the Registrant’s By-laws

(d)	(i)	Form of Investment Advisory Agreement between Registrant and Eagle Asset Management, Inc. (“Eagle”), is incorporated by reference to PEA 37

	(ii)	Amended Schedule A to Investment Advisory Agreement between Registrant and Eagle – filed herewith

	(iii)	Expense Limitation Agreement between Registrant and Eagle – filed herewith

(e)	Distribution Agreement between Registrant and Eagle Fund Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on June 15, 2011 (“PEA 43”)

(f)	Bonus, profit sharing or pension plans – none

(g)	(i)
Form of Global Custody Agreement between Registrant and J.P. Morgan Chase Bank, N.A., is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on February 28, 2011 (“PEA 41”)

	(ii)	Amended Schedule I to Global Custody Agreement between Registrant and J.P. Morgan Chase – filed herewith

(h)	(i)	Form of Transfer Agency and Fund Accounting Services Agreement between Registrant and J.P. Morgan Investor Services Co. (“JPMIS”), is incorporated by reference to PEA 41

	(ii)	Amended Schedule I to Transfer Agency and Fund Accounting Services Agreement between Registrant and JPMIS – filed herewith

(iii)
Agency and Service Agreement between Registrant and Eagle Fund Services, Inc. (“EFS”), is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on February 28, 2012

	(iv)	Amended Schedule I to Agency and Service Agreement between Registrant and EFS – filed herewith

	(v)	Administration Agreement between Registrant and Eagle Asset Management, Inc., is incorporated by reference from PEA 43

	(vi)	Amended Schedule A to Administration Agreement between Registrant and Eagle – filed herewith

	(vii)	Form of Subadministration Agreement between Eagle and JPMIS, is incorporated by reference from PEA 41

	(viii)	Amended Schedule I to Subadministration Agreement between Eagle and JPMIS – filed herewith

(i)	Opinion and consent of counsel – filed herewith

(j)	Consent of Independent Registered Certified Public Accounting Firm – filed herewith

(k)	Financial statements omitted from prospectus – none

(l)	Letter of investment intent, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on January 26, 1996

(m)	(i)	Class A Distribution Plan, is incorporated by reference from PEA 37

	(ii)	Class C Distribution Plan, is incorporated by reference from PEA 37

	(iii)	Class I Distribution and Service Plan, is incorporated by reference from PEA 37

	(iv)	Class R-3 Distribution and Service Plan, is incorporated by reference from PEA 37

	(v)	Class R-5 Distribution and Service Plan, is incorporated by reference from PEA 37

(n)	(i)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, is incorporated by reference to PEA 43

	(ii)	Amended Appendix A to Rule 18f-3 Plan – filed herewith

(p)	(i)	Code of Ethics for Eagle Asset Management, Inc., Eagle Fund Distributors, Inc., and Eagle Mutual Funds, is incorporated by reference to PEA 41

Other Exhibits

Powers of Attorney, are filed herewith
______________

Item 29.	Persons Controlled by or under Common Control with Registrant

None.
Item 30.	Indemnification
Article XI, Section 2 of the Trust’s Declaration of Trust provides that:
(a)     Subject to the exceptions and limitations contained in paragraph (b) below:
(i)     every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
(ii)     the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)     No indemnification shall be provided hereunder to a Covered Person:
(i)      who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii)      in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial‑type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial‑type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
(c)     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
(d)     Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:
(i)     such Covered Person shall have provided appropriate security for such undertaking,
(ii)     the Trust is insured against losses arising out of any such advance payments or
(iii)    either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial‑type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust.
Article XII, Section 2 of the Declaration of Trust provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Paragraph 8 of the Investment Advisory Agreement provides that Eagle shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.  Any person, even though also an officer, partner, employee, or agent of Eagle, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Eagle even though paid by it.
Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.  The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading.  The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.
Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement.  Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.
Paragraph 6 of the Transfer Agency and Fund Accounting Services Agreement provides that the Trust agrees to indemnify and hold JPMIS harmless from any liabilities that may be imposed on, incurred by or asserted against JPMIS in connection with, or arising out of, JPMIS’s performance under the Transfer Agency and Fund Accounting Services Agreement, provided that JPMIS has not acted with negligence or bad faith, or engaged in fraud or willful misconduct, in connection with the liabilities in question.  Except for any liability resulting from a third party asserting a claim against JPMIS with respect to services (arising from, or related to, the Transfer Agency and Fund Accounting Services Agreement) provided to the Trust, the Trust has agreed not to be obligated to indemnify JPMIS for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Trust’s performance under the Transfer Agency and Fund Accounting Services Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.
Item 31.	I. Business and Other Connections of Investment Adviser
Eagle Asset Management, Inc. (“Eagle”) is a Florida corporation and a registered investment adviser that offers investment management services.  Eagle provides investment advisory services to all Funds of the Trust.  Eagle’s offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716.  Information as to the directors and officers of Eagle is included in its current Form ADV filed with the SEC (File No. 801-21343).  Raymond James Financial, Inc. (“RJF”) owns all shares of stock of Eagle.
Item 32.	Principal Underwriter
(a)     Eagle Fund Distributors, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for each of the following investment companies: Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust.  Eagle Asset Management, Inc. owns 75% of the shares of the stock of Eagle Fund Distributors.

(b)     The directors and officers of the Registrant’s principal underwriter are:
Name	Positions & Offices with Underwriter	Position with Registrant

Richard J. Rossi	Chief Executive Officer, Director	President

Richard B. Franz II	Senior Vice President, Treasurer, Chief Financial Officer, Financial Principal and Director	None

Derek Thieme	Comptroller, Assistant Treasurer	None

Kevin Starnes	President, Director	None

Damian Sousa	Vice President, Chief Compliance Officer	None

Debra A. Dowling	Anti Money Laundering Officer	None

Stephen W. Faber	Corporate Counsel and Secretary	None

The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.
(c)     Not applicable.

Item 33.	Location of Accounts and Records
The books and other documents required by Rule 31a‑1 under the Investment Company Act of 1940, as amended (“1940 Act”) are maintained in the physical possession of the Trust’s Custodian through February 28, 1994, except that: Eagle, EFS and JPMIS maintain some or all of the records required by the 1940 Act.  Since March 1, 1994, all required records are maintained by Eagle and EFS at 880 Carillon Parkway, St. Petersburg, Florida 33716 and JPMIS at 70 Fargo Street, 4th Floor, Boston, Massachusetts 02210.
Item 34.	Management Services
None.
Item 35.	Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the day of February 27, 2015.
EAGLE GROWTH & INCOME FUND
By:	/s/ Susan L. Walzer
Susan L. Walzer Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 52 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.
Signature	Title	Date
/s/ Susan L. Walzer Susan L. Walzer	Principal Executive Officer	February 27, 2015

/s/ James L. Pappas* James L. Pappas	Chairman of the Board	February 27, 2015

/s/ J. Cooper Abbott J. Cooper Abbott	Trustee	February 27, 2015

/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	February 27, 2015

/s/ Lincoln Kinnicutt* Lincoln Kinnicutt	Trustee	February 27, 2015

/s/ William J. Meurer* William J. Meurer	Trustee	February 27, 2015

/s/ Liana O'Drobinak* Liana O'Drobinak	Trustee	February 27, 2015

/s/ Deborah L. Talbot* Deborah L. Talbot	Trustee	February 27, 2015

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer	February 27, 2015

*By: /s/ Richard J. Rossi Richard J. Rossi, Attorney-In-Fact

EXHIBIT INDEX

Exhibit	Description

EX-99. (d)(ii)	Amended Schedule A to Investment Advisory Agreement between Registrant and Eagle

EX-99. (d)(iii)	Expense Limitation Agreement between Registrant and Eagle

EX-99. (g)(ii)	Amended Schedule I to Global Custody Agreement between Registrant and J.P. Morgan Chase

EX-99. (h)(ii)	Amended Schedule I to Transfer Agency and Fund Accounting Services Agreement between Registrant and JPMIS

EX-99. (h)(iv)	Amended Schedule I to Agency and Service Agreement between Registrant and EFS

EX-99. (h)(vi)	Amended Schedule A to Administration Agreement between Registrant and Eagle

EX-99. (h)(viii)	Amended Schedule I to Subadministration Agreement between Eagle and JPMIS

EX-99. (i)	Opinion and consent of counsel

EX-99. (j)	Consent of Independent Registered Certified Public Accounting Firm

EX-99. (n)(ii)	Amended Appendix A to Rule 18f-3 Plan

EX.99	Powers of Attorney